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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FEDEX CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held September 29, 2008

To Our Stockholders:

        We cordially invite you to attend the 2008 annual meeting of FedEx's stockholders. The meeting will take place in The Grand Ballroom at The Peabody Hotel, 149 Union Avenue, Memphis, Tennessee 38103, on Monday, September 29, 2008, at 10:00 a.m. local time. We look forward to your attendance either in person or by proxy.

        The purpose of the meeting is to:

    1.
    Elect twelve directors;

    2.
    Approve the adoption of an amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan;

    3.
    Ratify the appointment of Ernst & Young LLP as FedEx's independent registered public accounting firm for fiscal year 2009;

    4.
    Act upon two stockholder proposals, if properly presented at the meeting; and

    5.
    Transact any other business that may properly come before the meeting.

        Only stockholders of record at the close of business on August 4, 2008 may vote at the meeting or any postponements or adjournments of the meeting.

                          By order of the Board of Directors,

                          CHRISTINE P. RICHARDS
                                                                Secretary

August 18, 2008

        HOW TO VOTE: Please complete, date, sign and return the accompanying proxy card or voting instruction card, or vote electronically via the Internet or by telephone. The enclosed return envelope requires no additional postage if mailed in the United States.

        REDUCE MAILING COSTS: If you vote on the Internet, you may elect to have next year's proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

        ANNUAL MEETING ADMISSION: If you attend the annual meeting in person, you will need to present your admission ticket, or an account statement showing your ownership of FedEx common stock as of the record date, and a valid government-issued photo identification. The indicated portion of your proxy card or the ticket accompanying your voting instruction card will serve as your admission ticket. If you are a registered stockholder and receive your proxy materials electronically, you should follow the instructions provided to print a paper admission ticket.

        Your vote is very important. Please vote whether or not you plan to attend the meeting.

2008 PROXY STATEMENT

i

(continued)

Page
PROPOSAL 1 – ELECTION OF DIRECTORS	16
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS	19
COMPENSATION DISCUSSION AND ANALYSIS	19
Executive Summary	19
Compensation Objectives and Design-Related Features	24
Role of the Compensation Committee, Its Compensation Consultant and the Chairman of the Board, President and Chief Executive Officer	29
Compensation Elements and Fiscal 2008 Amounts	30
Long-Term Equity Incentives – Stock Options and Restricted Stock	35
Other Elements of Executive Compensation	37
Tax Deductibility of Compensation	38
EXECUTIVE COMPENSATION	39
Summary Compensation Table	39
GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2008	45
OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2008	47
OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2008	50
FISCAL 2008 PENSION BENEFITS	51
Overview of Pension Plans	51
Traditional Pension Benefit	52
Portable Pension Account	52
Lump Sum Distribution	53
Taxes	54
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	55
Benefits Triggered by Retirement, Death or Permanent Disability – Stock Option and Restricted Stock Plans	55
Benefits Triggered by Change of Control or Termination After Change of Control – Stock Option and Restricted Stock Plans and Management Retention Agreements	56
DIRECTORS' COMPENSATION	59
Outside Directors' Compensation	59
Retirement Plan for Outside Directors	59
Fiscal 2008 Director Compensation	60
PROPOSAL 2 – ADOPTION OF AMENDMENT TO FEDEX'S INCENTIVE STOCK PLAN TO INCREASE THE NUMBER OF OPTION SHARES AND RESTRICTED SHARES ISSUABLE UNDER THE PLAN	62
Number of Shares That May Be Awarded and Outstanding Awards Under All Plans	62
Purpose of the Plan	63
Administration of the Plan	63
Types of Awards	63
Number of Shares That May Be Awarded	64
Term of the Plan	64
Eligibility to Receive Awards	64
Provisions Applicable to Restricted Stock Awards	64
Provisions Applicable to Stock Options	65
Stock Option Grants to Non-Employee Directors	66
Tax Withholding	66
Repricing and Discounting Prohibited	66
Loans Prohibited	66
Change of Control	66

ii

(continued)

iii

FedEx Corporation

942 South Shady Grove Road
Memphis, Tennessee 38120

2008 PROXY STATEMENT

        FedEx's Board of Directors is furnishing you this proxy statement in connection with the solicitation of proxies on its behalf for the 2008 Annual Meeting of Stockholders. The meeting will take place in The Grand Ballroom at The Peabody Hotel, 149 Union Avenue, Memphis, Tennessee 38103, on Monday, September 29, 2008, at 10:00 a.m. local time. At the meeting, stockholders will vote on the election of twelve directors, the adoption of an amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan, the ratification of FedEx's independent registered public accounting firm and, if properly presented at the meeting, two stockholder proposals. Stockholders also will consider any other matters that may properly come before the meeting, although we know of no other business to be presented.

        By submitting your proxy (either by signing and returning the enclosed proxy card or by voting electronically on the Internet or by telephone), you authorize Christine P. Richards, FedEx's Executive Vice President, General Counsel and Secretary, and Alan B. Graf, Jr., FedEx's Executive Vice President and Chief Financial Officer, to represent you and vote your shares at the meeting in accordance with your instructions. They also may vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.

        FedEx's Annual Report to Stockholders for the fiscal year ended May 31, 2008, which includes FedEx's fiscal 2008 audited consolidated financial statements, accompanies this proxy statement. Although the Annual Report is being distributed with this proxy statement, it does not constitute a part of the proxy solicitation materials and is not incorporated by reference into this proxy statement.

        We are first sending the proxy statement, form of proxy and accompanying materials to stockholders on or about August 18, 2008.

        IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 29, 2008. The following materials are available on the Investor Relations page of the FedEx Web site at http://www.fedex.com/us/investorrelations:

  •
  The Notice of Annual Meeting of Stockholders To Be Held September 29, 2008;

  •
  This proxy statement; and

  •
  FedEx's Annual Report to Stockholders for the fiscal year ended May 31, 2008.

        YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES EITHER BY MAIL, VIA THE INTERNET OR BY TELEPHONE.

INFORMATION ABOUT THE ANNUAL MEETING

What is the purpose of the annual meeting?

        At the annual meeting, the stockholders will be asked to:

  •
  elect twelve directors;

  •
  approve the adoption of an amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan;

  •
  ratify the appointment of Ernst & Young LLP as FedEx's independent registered public accounting firm; and

  •
  act on two stockholder proposals, if properly presented.

Stockholders also will transact any other business that may properly come before the meeting. Members of FedEx's management team will be present at the meeting to respond to appropriate questions from stockholders.

Who is entitled to vote?

        The record date for the meeting is August 4, 2008. Only stockholders of record at the close of business on that date are entitled to vote at the meeting. The only class of stock entitled to be voted at the meeting is FedEx common stock. Each outstanding share of common stock is entitled to one vote for all matters before the meeting. At the close of business on the record date there were 311,200,320 shares of FedEx common stock outstanding.

Am I entitled to vote if my shares are held in "street name"?

        If your shares are held by a bank, brokerage firm or other nominee, you are considered the "beneficial owner" of shares held in "street name." If your shares are held in street name, these proxy materials are being forwarded to you by your bank, brokerage firm or other nominee (the "record holder"), along with a voting instruction card. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give voting instructions, your record holder will nevertheless be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Absent your instructions, the record holder will not be permitted, however, to vote your shares on the adoption of the amendment to FedEx's Incentive Stock Plan (Proposal 2) or the adoption of the two stockholder proposals (Proposals 4 and 5) and your shares will be considered "broker non-votes" on those proposals. See "How will broker non-votes be treated?" on page 5.

        As the beneficial owner of shares, you are invited to attend the annual meeting. If you are a beneficial owner, however, you may not vote your shares in person at the meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

How many shares must be present to hold the meeting?

        A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, in person or represented by proxy, of the holders of a majority of the shares of common stock outstanding on the record date will constitute a quorum. Proxies received but marked as abstentions or treated as broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

What if a quorum is not present at the meeting?

        If a quorum is not present at the meeting, the holders of a majority of the shares entitled to vote at the meeting who are present, in person or represented by proxy, or the chairman of the meeting, may adjourn the meeting until a quorum is present. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

 How do I vote?

        1.     YOU MAY VOTE BY MAIL.    If you properly complete, sign and date the accompanying proxy card or voting instruction card and return it in the enclosed envelope, it will be voted in accordance with your instructions. The enclosed envelope requires no additional postage if mailed in the United States.

        2.     YOU MAY VOTE BY TELEPHONE OR ON THE INTERNET.    If you are a registered stockholder (that is, if you hold your stock directly and not in street name), you may vote by telephone or on the Internet by following the instructions included on the proxy card. If you vote by telephone or on the Internet, you do not have to mail in your proxy card. If you wish to attend the meeting in person, however, you will need to bring your admission ticket. Internet and telephone voting are available 24 hours a day. Votes submitted through the Internet or by telephone must be received by 11:59 p.m. Eastern time on September 28, 2008.

        If you are the beneficial owner of shares held in street name, you still may be able to vote your shares electronically by telephone or on the Internet. The availability of telephone and Internet voting will depend on the voting process of the record holder of your shares. We recommend that you follow the instructions set forth on the voting instruction card provided to you.

  NOTE: If you vote on the Internet, you may elect to have next year's proxy statement and annual report to stockholders delivered to you electronically. We strongly encourage you to enroll in electronic delivery. It is a cost-effective way for us to provide you with proxy materials and annual reports.

        3.     YOU MAY VOTE IN PERSON AT THE MEETING.    If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. Additionally, we will pass out ballots to registered stockholders who wish to vote in person at the meeting. If you are a beneficial owner of shares held in street name who wishes to vote at the meeting, you will need to obtain a legal proxy from your record holder and bring it with you to the meeting.

How do I vote my shares held in a FedEx benefit plan?

        If you own shares of FedEx common stock through a FedEx or subsidiary benefit plan, you can direct the trustee or the record holder to vote the shares held in your account in accordance with your instructions by completing the proxy card and returning it in the enclosed envelope or by registering your instructions via the Internet or telephone as directed on the proxy card. If you register your voting instructions by telephone or on the Internet, you do not have to mail in the proxy card. If you wish to attend the meeting in person, however, you will need to bring the admission ticket attached to the proxy card with you. In order to instruct a plan trustee or record holder on the voting of shares held in your account, your instructions must be received by September 24, 2008. If your voting instructions are not received by that date, each plan trustee will vote your shares in the same proportion as the plan shares for which voting instructions have been received.

Who can attend the meeting?

        Only stockholders eligible to vote or their authorized representatives will be admitted to the meeting. If you plan to attend the meeting, detach and bring with you the stub portion of your proxy card, which is marked "Admission Ticket." You also must bring a valid government-issued photo identification, such as a driver's license or a passport. If you received your proxy materials through the Internet, you should follow the instructions provided to print a paper admission ticket.

        If your shares are held in street name, you must bring the "Admission Ticket" that accompanies your voting instruction card. Alternatively, you may bring other proof of ownership, such as a brokerage account statement, which clearly shows your ownership of FedEx common stock as of the record date. In addition, you must bring a valid government-issued photo identification, such as a driver's license or a passport.

        Security measures will be in place at the meeting to help ensure the safety of attendees. Metal detectors similar to those used in airports will be located at the entrance to the meeting room and briefcases, handbags and packages will be inspected. No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting. Anyone who refuses to comply with these requirements will not be admitted.

 Can I change my vote after I submit my proxy?

        Yes, if you are a registered stockholder you may revoke your proxy and change your vote by:

  •
  submitting a valid, later-dated proxy card or a later-dated vote by telephone or on the Internet (the latest-dated, properly completed proxy that you submit, whether by mail, by telephone or on the Internet, will count as your vote); or

  •
  giving written notice of such revocation to the Secretary of FedEx prior to or at the meeting or by voting in person at the meeting.

Your attendance at the meeting itself will not revoke your proxy unless you give written notice of revocation to the Secretary before your proxy is voted or you vote in person at the meeting.

        If your shares are held in street name, you should contact the record holder of your shares and follow its procedures for changing your voting instructions. You may also vote in person at the meeting if you obtain a legal proxy from your record holder.

Will my vote be kept confidential?

        Yes, your vote will be kept confidential and not disclosed to FedEx unless:

  •
  required by law;

  •
  you expressly request disclosure on your proxy; or

  •
  there is a proxy contest.

Who will count the votes?

        FedEx's transfer agent, Computershare Trust Company, N.A., will tabulate and certify the votes. A representative of the transfer agent will serve as the inspector of election.

How does the Board of Directors recommend I vote on the proposals?

        Your Board recommends that you vote:

  •
  FOR the election of each of the twelve nominees to the Board of Directors;

  •
  FOR the adoption of the amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan;

  •
  FOR the ratification of the appointment of Ernst & Young LLP as FedEx's independent registered public accounting firm; and

  •
  AGAINST each of the stockholder proposals.

What if I do not specify how my shares are to be voted?

        If you submit a proxy but do not indicate any voting instructions, your shares will be voted:

  •
  FOR the election of each of the twelve nominees to the Board of Directors;

  •
  FOR the adoption of the amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan;

  •
  FOR the ratification of the appointment of Ernst & Young LLP as FedEx's independent registered public accounting firm; and

  •
  AGAINST each of the stockholder proposals.

Will any other business be conducted at the meeting?

        We know of no other business to be conducted at the meeting. FedEx's Bylaws require stockholders to give advance notice of any proposal intended to be presented at the meeting. The deadline for this notice has passed and we did not receive any such notice. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

How many votes are required to elect each director nominee?

        A nominee will be elected to the Board of Directors if the number of votes cast "for" such nominee's election exceeds the number of votes cast "against" such nominee's election. See "Corporate Governance Matters — Majority-Voting Standard for Director Elections" on page 12.

What happens if a director nominee does not receive the required majority vote?

        Each nominee is a current director who is standing for reelection. Accordingly, each nominee has tendered an irrevocable resignation from the Board of Directors that will take effect if the nominee does not receive the required majority vote and the Board accepts the resignation. If the Board accepts the resignation, the nominee will no longer serve on the Board of Directors, and if the Board rejects the resignation, the nominee will continue to serve until his or her successor has been duly elected and qualified or until his or her earlier disqualification, death, resignation or removal. See "Corporate Governance Matters — Majority-Voting Standard for Director Elections" on page 12.

What happens if a director nominee is unable to stand for election?

        If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

How many votes are required to adopt the amendment to FedEx's Incentive Stock Plan?

        The adoption of the amendment to FedEx's Incentive Stock Plan to increase the number of option shares and restricted shares issuable under the plan requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

How many votes are required to ratify the appointment of FedEx's independent registered public accounting firm?

        The ratification of the appointment of Ernst & Young LLP as FedEx's independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

How many votes are required to approve each of the stockholder proposals?

        If the stockholder proposal is properly presented at the meeting, approval of the proposal requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote. Approval of the stockholder proposal would merely serve as a recommendation to the Board to take the necessary steps to implement such proposal.

How will abstentions be treated?

        Abstentions will have no effect on the election of directors (Proposal 1). For each of the other proposals, abstentions will be treated as shares present for quorum purposes and entitled to vote, so they will have the same practical effect as votes against the proposal.

How will broker non-votes be treated?

        If your shares are held in street name and you do not give voting instructions, your record holder will be entitled to vote your shares in its discretion on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 3). Your shares will be treated as broker non-votes on the other proposals.

        Broker non-votes will be treated as shares present for quorum purposes, but not entitled to vote. Thus, absent voting instructions from you, the record holder of your shares may not vote your shares on the adoption of the amendment to FedEx's Incentive Stock Plan (Proposal 2) or the two stockholder proposals (Proposals 4 and 5). A broker non-vote with respect to these proposals will not affect their outcome.

Will the meeting be Webcast?

        Yes, you are invited to visit the Investor Relations page of our Web site (http://www.fedex.com/us/investorrelations) at 10:00 a.m., Central time, on September 29, 2008 to access the live Webcast of the meeting. An archived copy of the Webcast will be available on our Web site for at least one year. The information on FedEx's Web site, however, is not incorporated by reference in, and does not form part of, this proxy statement.

STOCK OWNERSHIP

Directors and Executive Officers

        The following table sets forth the amount of FedEx's common stock beneficially owned by each director, each named executive officer included in the Summary Compensation Table on page 39 and all directors and executive officers as a group, as of August 4, 2008. Unless otherwise indicated, beneficial ownership is direct and the person shown has sole voting and investment power.

	Common Stock Beneficially Owned
Name of Beneficial Owner	Number of Shares		Number of Option Shares(1)	Percent of Class(2)
Frederick W. Smith	19,809,435	(3)	2,318,750	7.06%
James L. Barksdale	46,800		27,200	*
August A. Busch IV	4,000		30,550	*
John A. Edwardson	7,250		35,200	*
Judith L. Estrin	26,000		67,200	*
Philip Greer	94,912	(4)	51,200	*
J.R. Hyde, III	111,600	(5)	67,200	*
Shirley A. Jackson	7,000		29,200	*
Steven R. Loranger	4,000	(6)	8,800	*
Gary W. Loveman	10,414		4,400	*
Charles T. Manatt	5,000		20,200	*
Joshua I. Smith	5,086		32,200	*
Paul S. Walsh	8,500		47,200	*
Peter S. Willmott	106,690	(7)	35,200	*
David J. Bronczek	85,885	(8)	456,211	*
T. Michael Glenn	190,022	(9)	257,058	*
Alan B. Graf, Jr.	209,480	(10)	342,058	*
David F. Rebholz	35,878	(11)	42,052	*
All directors and executive officers as a group (21 persons)	20,903,209	(12)	4,229,206	7.97%

*
Less than 1% of FedEx's outstanding common stock.

(1)
Reflects the number of shares that can be acquired at August 4, 2008 or within 60 days thereafter through the exercise of stock options. These shares are excluded from the column headed "Number of Shares," but included in the ownership percentages reported in the column headed "Percent of Class."

(2)
Based on 311,200,320 shares outstanding on August 4, 2008.

(3)
Includes 15,459,285 shares owned by Mr. Smith (4,662,564 of such shares have been pledged as security by Mr. Smith), 4,141,280 shares owned by Frederick Smith Enterprise Company, Inc. ("Enterprise"), a family holding company (496,000 of such shares have been pledged as security by Enterprise), 736 shares owned by Mr. Smith's spouse and 205,856 shares held in trust for the benefit of Mr. Smith's children. Regions Morgan Keegan Trust, FSB, Memphis, Tennessee, as trustee of a trust of which Mr. Smith is the lifetime beneficiary, holds 55% of Enterprise's outstanding stock and Mr. Smith owns 45% directly. Includes 2,278 shares held in FedEx's retirement savings plan. Mr. Smith's business address is 942 South Shady Grove Road, Memphis, Tennessee 38120.

(4)
Excludes 37,634 shares owned by members of Mr. Greer's family, as to which Mr. Greer disclaims beneficial ownership, and includes 36,462 shares owned by Greer Investment Partners II, L.P. Mr. Greer disclaims beneficial ownership of the shares owned by the partnership except to the extent of his pecuniary interest therein.

(5)
Includes 11,600 shares owned by family trusts and 100,000 shares pledged as security by Mr. Hyde.

(6)
Owned by a family trust.

(7)
Includes 106,690 shares pledged as security by Mr. Willmott.

(8)
Includes 662 shares held in FedEx's retirement savings plan.

(9)
Includes 88,750 shares owned by Glenn Family Partners, L.P. Mr. Glenn disclaims beneficial ownership of these shares except to the extent of his pecuniary interest therein. Also includes 543 shares held in FedEx's retirement savings plan.

(10)
Includes 7,400 shares owned by a family trust and 425 shares held in FedEx's retirement savings plan.

(11)
Includes 838 shares held in FedEx's retirement savings plan.

(12)
Includes 1,005 stock units held in a deferred compensation plan. These stock units are payable in shares of FedEx common stock on a one-for-one basis. Also includes an aggregate 4,746 shares held in FedEx's retirement savings plan.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires directors and certain officers of FedEx and persons who own more than ten percent of FedEx's common stock to file with the Securities and Exchange Commission initial reports of beneficial ownership (Form 3) and reports of subsequent changes in their beneficial ownership (Form 4 or Form 5) of FedEx's common stock. Such directors, officers and greater-than-ten-percent stockholders are required to furnish FedEx with copies of the Section 16(a) reports they file. The Securities and Exchange Commission has established specific due dates for these reports, and FedEx is required to disclose in this proxy statement any late filings or failures to file.

        Based solely upon a review of the copies of the Section 16(a) reports (and any amendments thereto) furnished to FedEx and written representations from FedEx's directors and reporting officers that no additional reports were required, FedEx believes that its directors and reporting officers complied with all these filing requirements for the fiscal year ended May 31, 2008.

Significant Stockholders

        The following table lists certain persons known by FedEx to own beneficially more than five percent of FedEx's outstanding shares of common stock as of March 31, 2008.

	Amount and Nature of Beneficial Ownership		Percent of Class
Dodge & Cox 555 California Street, 40th Floor San Francisco, California 94104	22,443,963	(1)	7.24%
PRIMECAP Management Company 225 South Lake Avenue, Suite 400 Pasadena, California 91101	20,885,900	(2)	6.73%
Capital World Investors 333 South Hope Street Los Angeles, California 90071	17,077,000	(3)	5.51%

(1)
Dodge & Cox, a registered investment advisor, had sole voting power over 21,252,071 shares and sole investment power over all 22,443,963 shares.

(2)
PRIMECAP Management Company, a registered investment advisor, had sole voting power over 3,453,131 shares and sole investment power over all 20,885,900 shares.

(3)
Capital World Investors, a registered investment advisor, had sole voting power over 2,147,000 shares and sole investment power over all 17,077,000 shares.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Documents

        In furtherance of its longstanding goals of providing effective governance of FedEx's business and affairs for the long-term benefit of stockholders and promoting a culture and reputation of the highest ethics, integrity and reliability, the Board of Directors has adopted Corporate Governance Guidelines, charters for each of its Board committees and a Code of Business Conduct & Ethics for directors, officers and employees of FedEx. Each of these documents is available, free of charge, in print to any stockholder who requests it and in the corporate governance section of the Investor Relations page of our Web site at http://ir.fedex.com/governance.cfm. The information on FedEx's Web site, however, is not incorporated by reference in, and does not form part of, this proxy statement.

Director Independence

        The Board of Directors has determined that each member of the Audit, Compensation and Nominating & Governance Committees and, with the exception of Frederick W. Smith, each of the Board's members (James L. Barksdale, August A. Busch IV, John A. Edwardson, Judith L. Estrin, J.R. Hyde, III, Philip Greer, Shirley A. Jackson, Steven R. Loranger, Gary W. Loveman, Charles T. Manatt, Joshua I. Smith, Paul S. Walsh and Peter S. Willmott) is independent and meets the applicable independence requirements of the New York Stock Exchange (including the additional requirements for Audit Committee members) and the Board's more stringent standards for determining director independence. Mr. Smith is FedEx's Chairman of the Board, President and Chief Executive Officer.

        Under the Board's standards of director independence, which are included in FedEx's Corporate Governance Guidelines, a director will be considered independent only if the Board affirmatively determines that the director has no direct or indirect material relationship with FedEx, other than as a director. The standards set forth certain categories or types of transactions, relationships or arrangements with FedEx, as follows, each of which (i) is deemed not to be a material relationship with FedEx, and thus (ii) will not, by itself, prevent a director from being considered independent:

  •
  Prior Employment of Director.  The director was employed by FedEx or was personally working on FedEx's audit as an employee or partner of FedEx's independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.

  •
  Prior Employment of Immediate Family Member.  An immediate family member was an officer of FedEx or was personally working on FedEx's audit as an employee or partner of FedEx's independent auditor, and over five years have passed since such employment, partner or auditing relationship ended.

  •
  Current Employment of Immediate Family Member.  An immediate family member is employed by FedEx in a non-officer position, or by FedEx's independent auditor not as a partner and not participating in the firm's audit, assurance or tax compliance practice.

  •
  Interlocking Directorships.  An executive officer of FedEx served on the board of directors of a company that employed the director or employed an immediate family member as an executive officer, and over five years have passed since either such relationship ended.

  •
  Business Relationships.  The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that makes or has made payments to, or receives or has received payments (other than contributions, if the company is a tax-exempt organization) from, FedEx for property or services, and the amount of such payments has not within any of such other company's three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of such other company's consolidated gross revenues for such year.

  •
  Indebtedness.  The director or an immediate family member is a partner, greater than 10% shareholder, director or officer of a company that is indebted to FedEx or to which FedEx is indebted, and the aggregate amount of such debt is less than one percent (or $1 million, whichever is greater) of the total consolidated assets of the indebted company.

  •
  Charitable Contributions.  The director is a trustee, fiduciary, director or officer of a tax-exempt organization to which FedEx contributes, and the contributions to such organization by FedEx have not within any of such organization's three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of such organization's consolidated gross revenues for such year.

        The Board broadly considered all relevant facts and circumstances, including the following immaterial transactions, relationships and arrangements:

  •
  Messrs. Barksdale and Willmott each served as officers of FedEx, but they left the company well over five years ago (Mr. Barksdale's employment at FedEx ended in 1992, and Mr. Willmott's employment at FedEx ended in 1983).

  •
  FedEx has made charitable contributions to tax-exempt organizations for which each of the following independent directors or their spouses serve as a trustee or director: Messrs. Barksdale, Greer, Hyde and Manatt. With the exception of the contributions to Memphis Tomorrow discussed below (see "— Related Person Transactions"), the contributions by FedEx to each such organization have not within any of the other organization's three most recently completed fiscal years exceeded one percent (or $250,000, whichever is greater) of the other organization's consolidated gross revenues for such year. In addition, Mr. Hyde (or his wife) and certain FedEx executive officers are affiliated with several of the same Memphis-based non-profit organizations.

  •
  In the ordinary course of business, FedEx makes purchases from entities for which each of the following independent directors serves as an officer: Messrs. Edwardson and Loranger. The amount of the payments made by FedEx to each such entity has not within any of the other entity's three most recently completed fiscal years exceeded one percent (or $1 million, whichever is greater) of the other entity's consolidated gross revenues for such year.

  •
  Robert B. Carter, a FedEx executive officer, serves as an advisor to a venture capital firm for which Mr. Greer is a limited partner.

  •
  Frederick W. Smith is a passive investor (holding a less-than-1% interest) in Packet Design, Inc., an Internet technology company, and Ms. Estrin is the non-executive chairman of Packet Design and beneficially owns approximately 1% of its outstanding capital stock.

  •
  Mr. Hyde and his wife together own a minority interest in the NBA Memphis Grizzlies professional basketball team, with which FedEx has a business relationship. The Hydes' ownership interest in the team declined significantly during fiscal 2008 — from approximately 13% to 1%.

Audit Committee Financial Expert

        The Board of Directors has determined that at least one member of the Audit Committee, John A. Edwardson, is an audit committee financial expert as such term is defined in Item 407(d)(5) of Regulation S-K, promulgated by the Securities and Exchange Commission.

Director Mandatory Retirement

        A director must retire immediately before the annual meeting of FedEx's stockholders during the calendar year in which he or she attains age 72. Accordingly, Philip Greer and Charles T. Manatt are retiring as directors immediately before this year's annual meeting.

Stock Ownership Goal for Directors and Senior Officers

        In order to encourage significant stock ownership by our directors and senior officers, and to further align their interests with the interests of FedEx's stockholders, the Board of Directors has established a goal that (i) within three years after joining the Board, each non-management director own FedEx shares valued at three times his or her annual retainer fee, and (ii) within four years after being appointed to his or her position, each member of senior management own FedEx shares valued at the following multiple of his or her annual base salary:

  •
  5x for the Chairman of the Board, President and Chief Executive Officer;

  •
  3x for the other FedEx executive officers;

  •
  2x for executive vice presidents of FedEx's core operating companies; and

  •
  1x for certain other senior officers.

        For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. The Board also recommends that each director and senior officer retain shares acquired upon stock option exercises until his or her goal is met. The stock ownership goal is included in FedEx's Corporate Governance Guidelines. As of August 4, 2008, each director and executive officer owned sufficient shares to comply with this goal.

Policy on Poison Pills

        The Board of Directors has adopted a policy requiring stockholder approval for any future "poison pill" prior to or within twelve months after adoption of the poison pill. (A poison pill is a device used to deter a hostile takeover. Note that FedEx does not currently have, nor have we ever had, a poison pill.) The policy on poison pills is included in FedEx's Bylaws and Corporate Governance Guidelines.

Executive Sessions of Non-Management Directors

        Non-management Board members meet without management present at least four times annually at regularly scheduled executive sessions in conjunction with each in-person meeting of the Board of Directors. At least once a year, such meetings include only the independent members of the Board. The Chairman of the Nominating & Governance Committee presides over meetings of the non-employee and independent directors.

Communications with Directors

        You may communicate directly with any member or committee of the Board of Directors by writing to: FedEx Corporation Board of Directors, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. Please specify to whom your letter should be directed. The Corporate Secretary of FedEx will review all such correspondence and regularly forward to the Board a summary of all such correspondence and copies of all correspondence that, in her opinion, deals with the functions of the Board or its committees or that she otherwise determines requires the attention of any member, group or committee of the Board of Directors. Board members may at any time review a log of all correspondence received by FedEx that is addressed to Board members and request copies of any such correspondence.

Nomination of Director Candidates

        The Nominating & Governance Committee will consider director nominees proposed by stockholders. To recommend a prospective director candidate for the Nominating & Governance Committee's consideration, stockholders may submit the candidate's name, qualifications, including whether the candidate satisfies the requirements set forth below, and other relevant biographical information in writing to: FedEx Corporation Nominating & Governance Committee, c/o Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120. FedEx's Bylaws require stockholders to give advance notice of stockholder proposals, including nominations of director candidates. For more information, please see page 81, "Additional Information — Stockholder Proposals for 2009 Annual Meeting."

        The Board is responsible for recommending director candidates for election by the stockholders and for electing directors to fill vacancies or newly created directorships. The Board has delegated the screening and evaluation process for director candidates to the Nominating & Governance Committee, which identifies, evaluates and recruits highly qualified director candidates and recommends them to the Board. The Nominating & Governance Committee considers potential candidates for director, which may come to the attention of the Nominating & Governance Committee through current directors, management, professional search firms, stockholders or other persons. The Nominating & Governance Committee has engaged a third-party executive search firm to assist in identifying potential board candidates. The Nominating & Governance Committee considers and evaluates a director candidate recommended by a stockholder in the same manner as a nominee recommended by a Board member, management, search firm or other sources.

        If the Nominating & Governance Committee determines that an additional or replacement director is necessary or advisable, the Nominating & Governance Committee may take such measures that it considers appropriate in connection with its evaluation of a potential director candidate, including interviewing the candidate, engaging an outside firm to gather additional information and making inquiries of persons with knowledge of the candidate's qualifications and character. In its evaluation of potential director candidates, including the members of the Board of Directors eligible for reelection, the Nominating & Governance Committee considers the current size, composition and needs of the Board of Directors and each of its committees.

        Candidates nominated for election or reelection to the Board of Directors must possess the following minimum qualifications:

  •
  The highest level of personal and professional ethics, integrity and values;

  •
  An inquiring and independent mind;

  •
  Practical wisdom and mature judgment;

  •
  Broad training and experience at the policy-making level in business, finance and accounting, government, education or technology;

  •
  Expertise that is useful to FedEx and complementary to the background and experience of other Board members, so that an optimal balance of Board members can be achieved and maintained;

  •
  Willingness to devote the required time to carrying out the duties and responsibilities of Board membership;

  •
  Commitment to serve on the Board for several years to develop knowledge about FedEx's business;

  •
  Willingness to represent the best interests of all stockholders and objectively appraise management performance; and

  •
  Involvement only in activities or interests that do not conflict with the director's responsibilities to FedEx and its stockholders.

        In addition, it is desirable that the following qualities or skills be possessed by one or more of FedEx's Board members: transportation industry experience; international experience; financial expertise; marketing expertise; technological expertise; energy expertise; and government experience.

Majority-Voting Standard for Director Elections

        FedEx's Bylaws require that we use a majority-voting standard in uncontested director elections and contain a resignation requirement for directors who fail to receive the required majority vote. The Bylaws also prohibit the Board from changing back to a plurality-voting standard without the approval of our stockholders. Under the majority-voting standard, a director nominee must receive more votes cast "for" than "against" his or her election in order to be elected to the Board. In accordance with the majority-voting standard and resignation requirement, each incumbent director who is standing for reelection at the annual meeting (in the case of this year's meeting, each nominee) has tendered an irrevocable resignation from the Board of Directors that will take effect if (i) the director does not receive more votes cast "for" than "against" his or her election at the annual meeting, and (ii) the Board accepts the resignation. FedEx's Bylaws require the Board of Directors, within 90 days after certification of the election results, to accept the director's resignation unless there is a compelling reason not to do so and to promptly disclose its decision (including, if applicable, the reasons for rejecting the resignation) in a filing with the Securities and Exchange Commission.

Policy on Review and Preapproval of Related Person Transactions

        The Board of Directors has adopted a Policy on Review and Preapproval of Related Person Transactions, which is included in FedEx's Corporate Governance Guidelines. The policy requires that all proposed related person transactions (as defined in the policy) and all proposed material changes to existing related person transactions be reviewed and preapproved by the Nominating & Governance Committee. To the extent the related person (as defined in the policy) is a director or immediate family member of a director, the transaction or change must also be reviewed and preapproved by the full Board. The policy provides that a related person transaction or a material change to an existing related person transaction may not be preapproved if it would:

  •
  interfere with the objectivity and independence of any related person's judgment or conduct in carrying out his or her duties and responsibilities to FedEx;

  •
  not be fair as to FedEx; or

  •
  otherwise be opposed to the best interests of FedEx and its stockholders.

        The policy requires the Nominating & Governance Committee to annually (i) review each existing related person transaction that has a remaining term of at least one year or remaining payments of at least $120,000, and (ii) determine, based upon all material facts and circumstances and taking into consideration our contractual obligations, whether it is in the best interests of FedEx and our stockholders to continue, modify or terminate the transaction or relationship.

Related Person Transactions

        In accordance with the policy described above, the Nominating & Governance Committee has reviewed the following related person transactions and determined that they remain in the best interests of FedEx and our stockholders:

  •
  In November 1999, FedEx entered into a multi-year, $205 million naming rights agreement with the NFL Washington Redskins professional football team. Under this agreement, FedEx has certain marketing rights, including the right to name the Redskins' stadium "FedExField." In August 2003, Frederick W. Smith acquired an approximate 10% ownership interest in the Washington Redskins and joined its Leadership Council, or board of directors.

  •
  FedEx's policy on personal use of corporate aircraft requires officers to pay FedEx two times the cost of fuel, plus applicable passenger ticket taxes and fees, for personal trips. Pursuant to this requirement, Mr. Smith paid FedEx approximately $250,000 during fiscal 2008 in connection with certain personal use of corporate aircraft.

  •
  J.R. Hyde, III and David J. Bronczek serve together on the board of Memphis Tomorrow, a non-profit organization. In fiscal 2008, FedEx contributed $1 million (the first installment of a five-year commitment for $5 million) to Memphis Tomorrow, which represents over 25% of the organization's annual revenues. The mission of Memphis Tomorrow is to bring top business leaders together with Memphis government and civic leaders to foster economic prosperity for the local community. The Board of Directors has determined that this relationship does not impair Mr. Hyde's independence because, among other things, he does not receive any special benefit from FedEx's contributions to the organization.

  •
  David F. Rebholz's brother is employed by FedEx Freight as a sales account executive in Missouri. His employment began on June 1, 2008, and his annual base salary is $120,000.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Meetings

        During fiscal 2008, the Board of Directors held five regular meetings and one special meeting. Each director attended at least 75% of the meetings of the Board and any committees on which he or she served.

Committees

        The Board of Directors has a standing Audit Committee, Compensation Committee, Information Technology Oversight Committee and Nominating & Governance Committee. Each committee's written charter, as adopted by the Board of Directors, is available on the FedEx Web site at http://ir.fedex.com/com_charters.cfm. Committee memberships are as follows:

Audit Committee	Information Technology Oversight Committee
John A. Edwardson (Chairman) Gary W. Loveman Joshua I. Smith Peter S. Willmott	Judith L. Estrin (Chairwoman) James L. Barksdale J.R. Hyde, III Shirley A. Jackson Gary W. Loveman
Compensation Committee	Nominating & Governance Committee
Philip Greer (Chairman) August A. Busch IV Steven R. Loranger Paul S. Walsh	Peter S. Willmott (Chairman) James L. Barksdale Shirley A. Jackson Charles T. Manatt

        The Board of Directors has approved reconstituting the committees so that, immediately following the annual meeting, if all of the director nominees are elected, committee memberships will be as follows:

Audit Committee	Information Technology Oversight Committee
John A. Edwardson (Chairman) Gary W. Loveman Joshua I. Smith Peter S. Willmott	Judith L. Estrin (Chairwoman) James L. Barksdale J.R. Hyde, III Gary W. Loveman
Compensation Committee	Nominating & Governance Committee
Steven R. Loranger (Chairman) August A. Busch IV Shirley A. Jackson Paul S. Walsh	Peter S. Willmott (Chairman) James L. Barksdale Judith L. Estrin Shirley A. Jackson

        The Audit Committee, which held eight meetings during fiscal 2008, performs the following functions:

  •
  oversees the independent registered public accounting firm's qualifications, independence and performance;

  •
  assists the Board of Directors in its oversight of (i) the integrity of FedEx's financial statements; (ii) the effectiveness of FedEx's disclosure controls and procedures and internal control over financial reporting; (iii) the performance of the internal auditors; and (iv) FedEx's compliance with legal and regulatory requirements; and

  •
  preapproves all audit and allowable non-audit services to be provided by FedEx's independent registered public accounting firm.

        The Compensation Committee, which held five meetings during fiscal 2008, performs the following functions:

  •
  evaluates, together with the independent members of the Board, the performance of FedEx's Chairman of the Board, President and Chief Executive Officer and recommends his compensation for approval by the independent directors;

  •
  discharges the Board's responsibilities relating to the compensation of executive management;

  •
  reviews and discusses with management the Compensation Discussion and Analysis and produces a report recommending whether the Compensation Discussion and Analysis should be included in the proxy statement; and

  •
  oversees the administration of FedEx's equity compensation plans and reviews the costs and structure of key employee benefit and fringe-benefit plans and programs.

        The Information Technology Oversight Committee, which held five meetings during fiscal 2008, performs the following functions:

  •
  appraises major information technology ("IT") related projects and technology architecture decisions;

  •
  ensures that FedEx's IT programs effectively support FedEx's business objectives and strategies; and

  •
  advises FedEx's senior IT management team and the Board of Directors on IT related matters.

        The Nominating & Governance Committee, which held five meetings during fiscal 2008, performs the following functions:

  •
  identifies individuals qualified to become Board members;

  •
  recommends to the Board director nominees to be proposed for election at the annual meeting of stockholders;

  •
  recommends to the Board directors for appointment to Board committees; and

  •
  assists the Board in developing and implementing effective corporate governance, compliance and ethics programs.

Attendance at Annual Meeting of Stockholders

        FedEx expects all Board members to attend annual meetings of stockholders. Each member of the Board of Directors attended the 2007 annual meeting of stockholders.

PROPOSAL 1 – ELECTION OF DIRECTORS

        All of FedEx's directors are elected at each annual meeting of stockholders and hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. The Board of Directors currently consists of fourteen members. Mr. Philip Greer and Mr. Charles T. Manatt are retiring as directors immediately before the annual meeting and are not standing for reelection. Effective upon the retirement of Messrs. Greer and Manatt, the size of the Board will be reduced to twelve members. The Board proposes that each of the other current directors be reelected to the Board. Each of the nominees elected at this annual meeting will hold office until the annual meeting of stockholders to be held in 2009 and until his or her successor is duly elected and qualified.

        Each nominee has consented to being named in this proxy statement and has agreed to serve if elected. If a nominee is unable to stand for election, the Board of Directors may either reduce the number of directors to be elected or select a substitute nominee. If a substitute nominee is selected, the proxy holders may vote your shares for the substitute nominee.

        Under FedEx's majority-voting standard, each of the twelve director nominees must receive more votes cast "for" than "against" his or her election in order to be elected to the Board. For more information, please see "Corporate Governance Matters — Majority-Voting Standard for Director Elections" on page 12.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE TWELVE NOMINEES.

        The following table sets forth, with respect to each nominee, his or her name, age, principal occupation and employment during at least the past five years, the year in which he or she first became a director of FedEx (or its predecessor, FedEx Express) and directorships held in other public companies.

NOMINEES FOR ELECTION TO THE BOARD

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships
Frederick W. Smith 1971	63	Chairman, President and Chief Executive Officer of FedEx since January 1998; Chairman of FedEx Express since 1975; Chairman, President and Chief Executive Officer of FedEx Express from 1983 to January 1998; Chief Executive Officer of FedEx Express from 1977 to January 1998; President of FedEx Express from 1971 to 1975.
James L. Barksdale 1999	65

Chairman and President, Barksdale Management Corporation, an investment management company, since April 1999; Managing Partner, The Barksdale Group, a venture capital firm, since April 1999; President and Chief Executive Officer of Netscape Communications Corporation, a provider of software, services and Web site resources to Internet users, from January 1995 to March 1999; various senior management positions at FedEx Express from 1979 to 1992, including Executive Vice President and Chief Operating Officer. Former director of FedEx Express from 1983 to 1991. Director, Sun Microsystems, Inc. and Time Warner Inc.

August A. Busch IV 2003	44

President and Chief Executive Officer of Anheuser-Busch Companies, Inc., a brewing organization, since December 2006; Vice President and Group Executive of Anheuser--Busch Companies, Inc. from August 2000 to November 2006; President of Anheuser-Busch, Inc. since July 2002; Group Vice President – Marketing of Anheuser-Busch, Inc. from August 2000 to July 2002; Vice President – Marketing & Wholesaler Operations of Anheuser-Busch, Inc. from November 1996 to August 2000. Director, Anheuser-Busch Companies, Inc.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships
John A. Edwardson 2003	59	Chairman and Chief Executive Officer of CDW Corporation, a provider of technology products and services, since January 2001; Chairman and Chief Executive Officer of Burns International Services Corporation, a provider of security services, from 1999 to 2000; President and Chief Operating Officer of UAL Corporation, an airline, from 1995 to 1998.
Judith L. Estrin 1989	53

Chief Executive Officer of JLABS, LLC (formerly known as Packet Design Management Company, LLC), a company focused on technology innovation, since May 2000; Senior Vice President and Chief Technology Officer of Cisco Systems, Inc., a networking systems company, from April 1998 to April 2000; President and Chief Executive Officer of Precept Software, Inc., a computer software company, from March 1995 to April 1998. Director, The Walt Disney Company.

J.R. Hyde, III 1977	65

Chairman of GTx, Inc., a biopharmaceutical company, since November 2000; Chairman of AutoZone, Inc., an auto parts retail chain, from March 2005 to June 2007 and from May 1986 to March 1997; Chief Executive Officer of AutoZone, Inc. from May 1986 to December 1996; Chairman of Pittco Management, LLC, an investment management company, since January 1998; President of Pittco,  Inc., an investment company, since April 1989. Director, AutoZone, Inc. and GTx, Inc.

Shirley A. Jackson 1999	62

President of Rensselaer Polytechnic Institute, a technological research university, since July 1999; Chairwoman and Commissioner of the United States Nuclear Regulatory Commission from July 1995 to June 1999; Commissioner of the United States Nuclear Regulatory Commission from May 1995 to July 1995. Director, International Business Machines Corporation, Marathon Oil Corporation, Medtronic,  Inc., NYSE Euronext and Public Service Enterprise Group Incorporated.

Steven R. Loranger 2006	56

Chairman of the Board, President and Chief Executive Officer of ITT Corporation, a diversified high-technology engineering and manufacturing company, since December 2004; President and Chief Executive Officer of ITT Corporation from June 2004 to December 2004; Executive Vice President and Chief Operating Officer of Textron, Inc., a global aircraft, industrial and finance company, from 2002 to 2004; various executive positions at Honeywell International Inc. and its predecessor, AlliedSignal, Inc., a technology and manufacturing company, from 1981 to 2002, including President and Chief Executive Officer of its Engines, Systems and Services businesses. Director, ITT Corporation.

Gary W. Loveman 2007	48

Chairman of the Board, Chief Executive Officer and President of Harrah's Entertainment, Inc., a provider of branded gaming entertainment, since January 2005; Chief Executive Officer and President of Harrah's Entertainment, Inc. since January 2003; President of Harrah's Entertainment, Inc. since April 2001; various executive positions at Harrah's Entertainment, Inc. from May 1998 to April 2001; Associate Professor of Business Administration, Harvard University Graduate School of Business Administration from 1994 to 1998. Director, Harrah's Entertainment, Inc. and Coach, Inc.

Joshua I. Smith 1989	67

Chairman and Managing Partner, Coaching Group, LLC, a management consulting firm, since June 1998; Vice Chairman and President of iGate,  Inc., a broadband networking company, from June 2000 to June 2001. Director, The Allstate Corporation and Caterpillar Inc.

Director, Year First Elected as Director	Age	Principal Occupation, Business and Directorships
Paul S. Walsh 1996	53	Chief Executive Officer of Diageo plc, a beverage company, since September 2000; Group Chief Operating Officer of Diageo plc from January 2000 to September 2000; Chairman, President and Chief Executive Officer of The Pillsbury Company, a wholly owned subsidiary of Diageo plc, from April 1996 to January 2000; Chief Executive Officer of The Pillsbury Company from January 1992 to April 1996. Director, Centrica plc and Diageo plc.
Peter S. Willmott 1974	71

Chairman and Chief Executive Officer of Willmott Services, Inc., a retail and consulting firm, since June 1989; Interim President and Chief Executive Officer of Fleming Companies, Inc., a wholesale distributor of consumable goods, from March 2003 to August 2003; Chief Executive Officer and President of Zenith Electronics Corporation, an electronics manufacturing company, from July 1996 to January 1998; various senior management positions at FedEx Express from 1974 to 1983, including President and Chief Operating Officer.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

        The Compensation Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on its review and discussions with management, the Compensation Committee recommended to the Board of Directors, and the Board approved, that the Compensation Discussion and Analysis be included in this proxy statement.

Compensation Committee Members

Philip Greer – Chairman
August A. Busch IV
Steven R. Loranger
Paul S. Walsh

COMPENSATION DISCUSSION AND ANALYSIS

        In this section we discuss and analyze the compensation of our principal executive and financial officers and our three other most highly compensated executive officers (the "named executive officers") for the fiscal year ended May 31, 2008. For additional information regarding compensation of the named executive officers, see "Executive Compensation" on page 39.

Executive Summary

        Each of the named executive officers has been a member of our management for over 25 years, and our Chairman of the Board, President and Chief Executive Officer, Frederick W. Smith, founded the company and pioneered the express transportation industry over 35 years ago.

        This long tenure plays a significant role in our executive compensation. As one example, we provide base salary merit increases each year, so each named executive officer has experienced many years of such increases. Also, annual bonus amounts are calculated as a percentage of base salary, so higher base salaries may result in higher annual bonuses if performance justifies a payout. More important than any formulaic effect, however, the long tenure of the named executive officers has made them especially knowledgeable about our business and our industry and thus particularly valuable to the company and our shareowners. We cannot afford to lose these long-tenured officers or their invaluable knowledge, particularly given how critical they are to the future performance of the company.

        At the same time, we face significant challenges in our efforts to retain these officers. Under the leadership of these officers, we have experienced strong long-term financial growth and shareowner return, and FedEx has become one of the most trusted and respected brands in the world. As a result, there is a significant risk that these leaders will be presented with other career opportunities, including more senior positions and at higher levels of compensation. We have a duty to our shareowners to overcome these obstacles and continue to retain these officers, and we design our compensation program to fulfill this important obligation.

        As with tenure, position and level of responsibility are important factors in the compensation level of any FedEx employee, including the named executive officers. There are internal salary ranges for each level, and annual target bonus percentages, long-term bonus amounts, and the number of options and restricted shares awarded are all closely tied to management level and responsibilities. For instance, all FedEx Corporation executive vice presidents have the same salary range and annual target bonus percentages and receive the same long-term bonus and the same number of options and restricted shares in the annual grant.

        Because retention is so imperative and tenure and management level are such determinative factors, we use external survey data as a guideline only. Thus, the target compensation levels of our named executive officers do not neatly correspond to a specified percentile of compensation in those surveys.

        We design our executive compensation program to further FedEx's mission of producing superior financial returns for shareowners by pursuing the following objectives:

How Pursued

Objective	Generally	Specifically

Retain and attract highly qualified and effective executive officers.	Pay competitively.	Use comparison survey data as a point of reference when setting target levels for total direct compensation, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance.

Motivate executive officers to contribute to our future success and to build long-term shareowner value and reward them accordingly.	Link a significant part of compensation to FedEx's financial and stock price performance, especially long-term performance.	Weight executive compensation program in favor of incentive and equity-based compensation elements (rather than base salary), especially long-term incentive cash compensation and equity incentives in the form of stock options and restricted stock.

Further align executive officer and shareowner interests.	Encourage and facilitate long-term shareowner returns and significant ownership of FedEx stock by executives.	Make annual equity-based grants, tie long-term cash compensation to growth in our earnings per share ("EPS") because growth in our earnings per share strongly correlates to long-term stock price appreciation, and maintain a stock ownership goal for senior officers and encourage each officer to retain shares acquired upon stock option exercises until his or her goal is met.

        Our executive compensation philosophy is to (i) closely align the compensation paid to our executives with the performance of the company on both a short-term and long-term basis, and (ii) set performance goals that support the company's core long-term financial goals of:

  •
  Growing revenue by 10% per year;

  •
  Achieving a 10%+ operating margin;

  •
  Increasing EPS by 10% to 15% per year;

  •
  Improving cash flow; and

  •
  Increasing returns, such as return on invested capital.

        Our executive compensation is thus, in large measure, highly variable and directly linked in the planning process to the above goals and increases in the FedEx stock price over time.

        FedEx's compensation program for executive officers consists of the following elements, each of which is consistent with our executive compensation philosophy and helps to achieve our overall compensation-related objectives:

Element	Key Features	Primary Objective

Base salary	• Reviewed and adjusted at least annually.
•  Independent Board members, upon the recommendation of the Compensation Committee, approve any changes to CEO's base salary.
	• CEO approves any annual merit increases to the base salaries of the other named executive officers within limits established by the Compensation Committee.	Provide enough fixed pay in cash to retain and attract highly marketable executives in a competitive market for executive talent.

Cash payments under annual incentive compensation ("AIC") program	• AIC payouts are tied to meeting internal annual financial performance goals (100% of target payout for CEO, and 70% of target payout for non-CEO named executive officers).
•  Independent Board members, upon the recommendation of the Compensation Committee, approve CEO's AIC payout opportunities and may adjust his payout upward or downward based upon their annual evaluation of his performance.
•  AIC payouts for non-CEO named executive officers are also tied to the achievement of individual objectives established at the beginning of the fiscal year for each executive (30% of the target payout), and achievement level is based upon CEO's evaluation at the conclusion of the fiscal year, which is reviewed by the Compensation Committee.
•  Payouts above target levels are based upon above-target achievement of annual financial performance objective, rather than individual objectives.
	• Maximum AIC payout represents three times the portion of the target payout that is based upon the achievement of annual financial performance objective (plus the portion that is based upon the achievement of individual performance objectives). See page 32 for an illustration of the fiscal 2008 AIC formulas and payout opportunities.	Motivate executive officers to achieve our annual financial goals and other business objectives and reward them accordingly.

Element	Key Features	Primary Objective

Cash payments under long-term incentive compensation ("LTI") program	• LTI payouts are tied to meeting internal aggregate EPS goals over a three-fiscal-year period.
•  LTI program provides for target payouts if the three-year average annual EPS growth rate is 12.5% and maximum payouts (equal to 150% of the target payouts) if the growth rate is 15% or higher.
•  No LTI payout is made unless the three-year average annual EPS growth rate is at least 5%.
	• Independent Board members, upon the recommendation of the Compensation Committee, approve CEO's LTI payout opportunities.	Motivate executive officers to contribute to our future success and to build long-term shareowner value and reward them accordingly.

Stock options	• Exercise price of stock options is equal to the fair market value of FedEx's common stock on the date of grant (defined as the average of the high and low trading prices of FedEx's stock on the New York Stock Exchange on that day).
•  Stock options are generally granted on an annual basis to executive officers.
•  Stock options granted to executive officers generally vest ratably over four years beginning on the first anniversary of the grant date.
•  Unvested stock options are forfeited upon termination of employment for any reason other than death, permanent disability or retirement. In addition, unvested stock options granted on or after June 1, 2006 terminate upon retirement.
	• Independent Board members approve CEO's stock option compensation.	Further align executive officer and shareowner interests by facilitating significant ownership of FedEx stock by the officers, which creates a direct link between their compensation and long-term shareowner return, and also further encourage retention of the officers.

Element	Key Features	Primary Objective

Restricted stock	• Restricted stock awards are generally made on an annual basis to executive officers.
•  Restricted stock granted to executive officers generally vests ratably over four years beginning on the first anniversary of the grant date.
•  Unvested restricted stock is forfeited upon termination of employment for any reason other than death, permanent disability or retirement.
• As noted below, FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient.	Further align executive officer and shareowner interests by facilitating significant ownership of FedEx stock by the officers, which creates a direct link between their compensation and long-term shareowner return, and also further encourage retention of the officers.
When setting compensation levels, we establish the value of the restricted stock award by including the amount of the related tax reimbursement payment. Therefore, the officers receive fewer shares in each award than they otherwise would. The tax reimbursement payments are intended to prevent the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation.

Other annual compensation, including perquisites and tax reimbursement payments	• Includes personal use of corporate aircraft, though officers are required to reimburse FedEx for substantially all of the incremental cost to FedEx of such usage (pursuant to FedEx's written policy setting forth guidelines and procedures regarding personal use of FedEx corporate aircraft).
•  Includes security services and equipment pursuant to FedEx's executive security procedures, tax return preparation and financial counseling services and tax reimbursement payments relating to restricted stock awards, certain business-related use of corporate aircraft, certain perquisites and benefits accrued under our supplemental non-tax-qualified pension plan.

•  The Compensation Committee reviews the type and amount of this other compensation in light of market practices to ensure they remain appropriate and consistent with the overall executive compensation program.
	• Independent Board members, upon the recommendation of the Compensation Committee, approve CEO's perquisites, tax reimbursement payments and other annual compensation.	Retain and attract highly qualified and effective executives and allow them to work more productively. Alleviate safety and security concerns.

Element	Key Features	Primary Objective

Post-employment and change-of-control payments and benefits, such as through our pension plans and management retention agreements	• None of FedEx's named executive officers has an employment agreement, but they are entitled to receive certain payments and benefits upon termination of employment or a change of control of FedEx, including:
    •    Retirement benefits under a tax-qualified, defined benefit plan and a supplemental non-tax-qualified plan.
    •    Accelerated vesting of restricted stock upon the executive's retirement (at or after age 60), death or permanent disability or a change of control of FedEx.
    •    Accelerated vesting of stock options upon the executive's death or permanent disability or a change of control of FedEx.
    •    Lump sum cash payments and post-employment insurance coverage under the executives' Management Retention Agreements ("MRAs") upon a qualifying termination of the executive after a change of control of FedEx.
• The Compensation Committee reviews this post-employment compensation in light of market practices to ensure it remains appropriate.	Retain and attract highly qualified and effective executives by providing them with a measure of financial security and stability.
The supplemental non-tax-qualified plan is designed to provide to the executives the additional benefits that would be paid under the tax-qualified plan but for certain benefit limits under laws applicable to that plan.
The MRAs are intended to secure the executives' continued services in the event of any threat or occurrence of a change of control, which further aligns their interests with those of our shareowners when evaluating any such potential transaction.

Compensation Objectives and Design-Related Features

         Duty to Retain and Attract.    FedEx is widely acknowledged as one of the world's most admired and respected companies, and it is our people — our greatest asset — that give us our strong reputation. Because FedEx operates a global enterprise in a highly competitive business environment, we compete for talented management with some of the largest companies in the world — in our industry and in others. Our global recognition and reputation for excellence in management and leadership make our employees attractive targets for other companies, and our key employees are aggressively recruited. Accordingly, we have a duty to our shareowners to ensure that our overall compensation program competes well against all types of companies and continues to retain and attract the right people. Each element of compensation is intended to fulfill this important obligation.

         Benchmarking.    Our executives are aggressively recruited and their relatively long tenure combined with the invaluable institutional and industry knowledge they have as a result make it particularly important that we retain them. In order to ensure that our compensation remains competitive, we refer to the 75th percentile of target compensation for comparable positions in comparison surveys when setting target levels for total direct compensation, which includes both fixed and variable, at-risk components tied to stock price appreciation and short- and long-term financial performance.

        For the fiscal 2008 executive compensation review, we considered data published by two major consulting firms: Towers Perrin and Hewitt Associates. Each consulting firm provided target compensation data on general industry companies (excluding financial services companies) in its respective database with annual revenues in excess of $10 billion. A list of these companies is attached to this proxy statement as Appendix A, and the annual revenues of FedEx in fiscal 2008 ($38 billion) were at the 70th percentile of the annual revenues of these companies in their respective most recently completed fiscal years. General industry is an appropriate comparison category because our executives are aggressively recruited by and from businesses outside FedEx's industry peer group. Using a robust data sample (206 companies) helps to mitigate the impact of outliers and the risk of selection bias (as noted below) and increases the likelihood of comparing with companies with executive officer positions similar to ours.

        Because the annual revenues of these companies vary significantly, each consulting firm used regression analysis to make it possible to include data from a large number of both larger and smaller companies, thereby avoiding the selection bias inherent with using a small peer group of similar sized companies. Regression analysis is a statistical tool for examining the relationship between two or more variables — in this case, compensation and company size, as measured by annual revenues. As a result of this regression analysis, consistent with market practice, each consulting firm adjusted its compensation data to ensure that it most accurately reflected compensation for companies with revenues similar to ours. In addition, consistent with market practice, each firm increased, or "aged," the data to approximate the value of the compensation at the beginning of our fiscal 2008. The data results provided by each firm were then averaged to arrive at blended market compensation data for general industry executives.

        When we compare the elements of compensation of our executive officers to the benchmarking survey data, we group the elements into two categories:

  •
  Annual base salary plus target AIC payout (i.e., assuming achievement of all individual and corporate objectives), the sum of which we call total cash compensation ("TCC").

  •
  TCC plus target LTI payout plus long-term equity incentive awards (stock options and restricted stock) plus tax reimbursement payments on restricted stock awards, the sum of which we call total direct compensation ("TDC").

        The TDC formula is illustrated below:

    *
    Includes related tax reimbursement payments.

        Other elements of compensation (such as perquisites and retirement benefits) are not included in our TDC formula, consistent with our comparison survey information. Accordingly, these other elements are not benchmarked against survey data, and decisions as to these other elements do not influence decisions as to the elements of compensation that are included in the TDC formula. These other elements of compensation, however, are reviewed and approved by our Compensation Committee.

         Pay for Performance.    Our executive compensation program is intended not only to retain and attract highly qualified and effective managers, but also to motivate them to substantially contribute to FedEx's future success for the long-term benefit of shareowners and reward them for doing so. Accordingly, we believe that there should be a strong relationship between pay and corporate performance (both financial results and stock price), and our executive compensation program reflects this belief. In particular, AIC payments, LTI payments and stock options represent a significant portion of our executive compensation program, as shown by the chart below, and this variable compensation is "at risk" and directly dependent upon the achievement of pre-established corporate goals or stock price appreciation:

  •
  AIC payouts are primarily tied to meeting company annual financial performance goals (with a smaller percentage tied to meeting individual performance objectives) and LTI payouts are tied to meeting aggregate EPS goals over a three-fiscal-year period.

  •
  The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of our common stock on the date of grant, so the options have value to the executive only if the stock price appreciates.

        Accordingly, because our financial performance and stock price were down in fiscal year 2008:

  •
  Our fiscal 2008 AIC and LTI payouts were much lower than for 2007. The fiscal 2008 AIC payout related only to the achievement of individual performance objectives (there was no payout related to company performance).

  •
  As of August 4, 2008, the stock options awarded to our named executive officers in the fiscal 2008, 2007 and 2006 annual grants were "underwater" (or "out of the money") — our stock price was less than the exercise price of the options.

        The following chart illustrates for each named executive officer the allocation of fiscal 2008 target TDC between base salary and incentive and equity-based compensation elements:

        Not only is our executive compensation program weighted towards variable, at-risk pay components, but we emphasize incentives that are dependent upon long-term corporate performance and stock price appreciation. These long-term incentives include LTI cash compensation and equity-based awards (stock options and restricted stock), and they comprise a significant portion of an executive officer's total compensation. These incentives are designed to motivate and reward the executive officers for achieving long-term corporate financial performance goals and maximizing long-term shareowner value. These incentives also encourage the retention of the executive officers.

        The following chart illustrates for each named executive officer the allocation of fiscal 2008 target TDC between long-term incentives (LTI, stock options and restricted stock, including the related tax reimbursement payment) and short-term components (base salary and AIC):

        We include target AIC payouts and LTI payouts (discounted to present value) in the TCC and TDC formula, so the actual compensation paid may vary widely from targeted levels in the short term because compensation earned under the AIC and LTI programs is variable and commensurate with the level of achievement of pre-established financial performance goals. When we achieve superior results, we reward our executives accordingly under the terms of these programs. Conversely, when we fall short of our business objectives, payments under these variable programs decrease accordingly. As an example, as shown by the chart below, the actual fiscal 2008 TDC of our named executive officers was below targeted levels because our fiscal 2008 financial performance fell short of our pre-established goals.

Comparison of
Fiscal 2008 Target TDC to 75th Percentile Market Reference Point
and of
Fiscal 2008 Actual TDC to Fiscal 2008 Target TDC

        Where target TDC is higher than our 75th percentile reference, it is because of specific retention concerns and the important role of tenure, management level and responsibilities on our compensation. For example, Mr. Glenn's fiscal 2008 compensation reflects the breadth and importance of his recently increased responsibilities, which far exceed those of the typical top sales and marketing executive. In addition to his duties as our top sales and marketing executive, Mr. Glenn is responsible for FedEx's investor relations and corporate communications functions. Additionally, Mr. Glenn is the head of the FedEx Services business segment, which has nearly 40,000 employees and includes the following FedEx companies, for which he is responsible: FedEx Services, as its chairman, president and chief executive officer; FedEx Office (formerly known as FedEx Kinko's), as its chairman; FedEx Customer Information Services, as its vice-chairman and co-chief executive officer; and FedEx Global Supply Chain Services, as its chairman. No single position in the comparison surveys fully captures the breadth of Mr. Glenn's responsibilities. Accordingly, consistent with market practice, we apply a premium to the survey data for the position of top sales and marketing executive to partially account for his additional responsibilities relative to that position.

        While we benchmark our targeted executive compensation levels against the comparison survey group of companies, we do not benchmark our AIC and LTI financial performance goals against these companies or any other group of companies. Rather, as discussed below, our AIC and LTI financial performance goals are based upon our internal business objectives. Accordingly, the relationship between our financial performance and the financial performance of the comparison survey group does not necessarily affect the relationship between our executive compensation and the executive compensation of that group in a given year.

        Our ten-year total shareholder return, or TSR, ranks in the top quartile of the companies in the comparison survey group, so our performance compares quite favorably with these companies over the long term. We believe that long-term performance is the most important measure of our success, as we manage FedEx's business and affairs for the long-term benefit of our shareowners. However, our business is highly cyclical and especially susceptible to trends in economic activity, such as the recent economic downturn and record high fuel prices. In addition, we face intense competition and our market is highly sensitive to price and service. Moreover, our business is capital intensive, and we continue to make long-term strategic investments in our business that may have short-term profit implications. As a result, our recent earnings and stock price performance do not compare as favorably with the companies in the comparison survey group. Reflecting this relatively weak financial performance and consistent with our pay for performance philosophy, our fiscal 2008 compensation was below targeted levels, as noted above.

         Align Management and Shareowner Interests.    We award stock options and restricted stock to create and maintain a long-term economic stake in the company for the officers, thereby aligning their interests with the interests of our shareowners.

        In addition, as discussed above, payout under our LTI program is dependent upon achievement of an aggregate EPS goal for a three-fiscal-year period. EPS was selected as the financial measure for the LTI plan because growth in our EPS strongly correlates to long-term stock price appreciation.

        The following graph illustrates the relationship between FedEx's EPS growth and stock price appreciation (based on the fiscal year-end stock price and adjusted for stock splits) from 1978 to 2008:

        In order to encourage significant stock ownership by FedEx's senior management, including the named executive officers, and to further align their interests with the interests of our shareowners, the Board of Directors has adopted a stock ownership goal for senior officers, which is included in FedEx's Corporate Governance Guidelines. With respect to our executive officers, the goal is that within four years after being appointed to his or her position, each officer own FedEx shares valued at the following multiple of his or her annual base salary:

  •
  5x for the Chairman of the Board, President and Chief Executive Officer; and

  •
  3x for the other executive officers.

        For purposes of meeting this goal, unvested restricted stock is counted, but unexercised stock options are not. Until the ownership goal is met, the officer is encouraged to retain (but is not required to do so) "net profit shares" resulting from the exercise of stock options. Net profit shares are the shares remaining after payment of the option exercise price and taxes owed upon the exercise of options. As of August 4, 2008, each executive officer exceeded the stock ownership goal.

        In addition, we generally prohibit all members of management, including the named executive officers, from engaging in certain types of transactions involving FedEx stock that may signal a lack of confidence in FedEx's prospects or may lead to inadvertent insider trading violations, such as transactions in publicly traded options, short sales, holding stock in a margin account or pledging it as collateral for a loan, and hedging or monetization transactions.

Role of the Compensation Committee, Its Compensation Consultant and the Chairman of the Board, President and Chief Executive Officer

        Our Board of Directors is responsible for the compensation of our executive management. The purpose of the Board's Compensation Committee, which is composed solely of independent directors, is to help discharge this responsibility by, among other things:

  •
  Reviewing and discussing with management the factors underlying our compensation policies and decisions, including overall compensation objectives;

  •
  Reviewing and approving all company goals and objectives (both financial and non-financial) relevant to the compensation of the Chairman of the Board, President and Chief Executive Officer;

  •
  Evaluating, together with the other independent directors, the performance of the Chairman of the Board, President and Chief Executive Officer in light of these goals and objectives and the quality and effectiveness of his leadership;

  •
  Recommending to the Board for approval by the independent directors each element of the compensation of the Chairman of the Board, President and Chief Executive Officer;

  •
  Reviewing the performance evaluations of all other members of executive management (the Chairman of the Board, President and Chief Executive Officer is responsible for the performance evaluations of the non-CEO executive officers);

  •
  Reviewing and approving each element of the compensation, as well as the terms and conditions of employment, of these other members of executive management; and

  •
  Overseeing the administration of our equity compensation plans, including approving all awards granted under the plans, and reviewing the costs and structure of our key employee benefit and fringe-benefit plans and programs.

        In furtherance of the Compensation Committee's responsibility, Towers Perrin was retained as the Committee's outside consultant to assist the Committee in evaluating FedEx's executive compensation during fiscal 2008. In connection with this engagement, the consultant reported directly and exclusively to the Committee. The consultant participated in Committee meetings, reviewed Committee materials and provided advice to the Committee upon its request. For example, the consultant updated the Committee on trends and issues in executive compensation and commented on the competitiveness and reasonableness of FedEx's executive compensation program. The consultant also assisted the Committee in the development and review of FedEx's AIC and LTI programs, including commenting on performance measures and the goal-setting process.

        During fiscal 2008, Towers Perrin performed the following other services for the company unrelated to executive compensation:

  •
  Consulting services related to employee healthcare and retiree medical benefits (these services were discontinued as of May 31, 2008); and

  •
  Consulting services and benchmarking survey data production related to non-executive compensation.

        Because the fees paid by the company to Towers Perrin for these services and for providing the executive compensation benchmarking survey data described above are not material, either individually or in the aggregate, the Compensation Committee has determined Towers Perrin to be independent from FedEx. Compensation Committee preapproval is required for any services to be provided to the company by the Committee's independent compensation consultant. This helps ensure that the consultant maintains the highest level of independence from the company, in both appearance and fact.

        The Chairman of the Board, President and Chief Executive Officer, who attends most meetings of the Compensation Committee, assists the Committee in determining the compensation of all other executive officers by, among other things:

  •
  Approving any annual merit increases to the base salaries of the other executive officers within limits established by the Committee;

  •
  Establishing annual individual performance objectives for the other executive officers and evaluating their performance against such objectives (the Committee reviews these performance evaluations); and

  •
  Making recommendations, from time to time, for special stock option and restricted stock grants (e.g., for motivational or retention purposes) to other executive officers.

        The other executive officers do not have a role in determining their own compensation, other than discussing their annual individual performance objectives with the Chairman of the Board, President and Chief Executive Officer.

Compensation Elements and Fiscal 2008 Amounts

Base Salary

        The base salaries of our executive officers are reviewed and adjusted at least annually to reflect, among other things, the executive compensation survey data discussed above for base salaries for comparable positions, the tenure of the officers, and the base salaries of the officers relative to one another, as well as the internal salary ranges for the officer's level.

        Effective July 2007, each named executive officer received an annual merit increase of 3.5% to his base salary. Effective October 2007, Mr. Glenn received an additional base salary increase of 3.74% based upon his increased responsibilities resulting from the realignment of FedEx Office under FedEx Services, which he leads. Effective December 2007, in connection with the elimination of Mr. Rebholz's vehicle allowance, he received an additional base salary increase in an amount equal to the annual car allowance, $6,955 (or less than 1% of his previous base salary). As a result of these increases, the annual base salaries of our named executive officers as of May 31, 2008 were as follows:

Name	Annual Base Salary
F.W. Smith	$1,434,840
A.B. Graf, Jr.	902,784
D.J. Bronczek	942,756
T.M. Glenn	832,188
D.F. Rebholz	875,016

Cash Payments Under Annual Incentive Compensation Plans

        Our AIC program provides an annual cash bonus opportunity to our employees, including the named executive officers, at the conclusion of each fiscal year based upon the achievement of AIC objectives for company and individual performance established at the beginning of the year, as illustrated below:

Annual Base Salary	x	Bonus Target Percentage	x	Company Performance Factor	+	Individual Performance Factor	=	AIC Payout

        Target AIC payouts are established as a percentage of the executive officer's base salary. Payouts above target levels are based upon the company's performance, rather than achievement of individual objectives; accordingly, the executive officer receives above-target payouts only if the company exceeds the AIC target objective for annual financial performance. The maximum AIC payout represents three times the portion of the target payout that is based upon target annual financial performance (plus the portion of the target payout that is based upon the achievement of individual performance objectives).

        As an example of our commitment to compete collectively and manage collaboratively, the AIC payout for all named executive officers, including the operating segment CEOs, is tied to the performance of FedEx as a whole — for the fiscal 2008 AIC plan, consolidated pre-tax income. The company performance factor is a pre-established multiplier that corresponds, on a sliding scale, to the percentage achievement of the AIC target objective for annual financial performance. The multiplier matrix for company performance factors is designed so that if the AIC annual financial performance threshold (for fiscal 2008, consolidated pre-tax income of $3.677 billion) is achieved but is less than target (for fiscal 2008, consolidated pre-tax income of $3.738 billion), the multiplier decreases on a sliding scale based on the percentage achievement of the AIC target objective. On the other hand, if the company exceeds the AIC target objective, the multiplier increases on a sliding scale (up to the maximum, as described above) based on the percentage that the target objective is exceeded up to the AIC annual financial performance maximum (for fiscal 2008, consolidated pre-tax income of $4.418 billion).

        AIC objectives for company annual financial performance are typically based upon our business plan for the fiscal year, which is reviewed and approved by the Board of Directors. Consistent with our long-term focus, we measure performance against our business plan, rather than a stipulated growth rate or an average of growth rates from prior years, to account for short-term economic and competitive conditions and anticipated strategic investments that may have short-term profit implications. We address year-over-year improvement targets through our LTI plans, as discussed below.

        Ordinarily our business plan objective for the financial performance measure becomes the target objective for company performance under our AIC plan. For the fiscal 2008 AIC plan, however, in order to further motivate management to improve the company's performance despite the expected weak economic conditions and continued high fuel prices, we used the business plan objective for consolidated pre-tax income as the threshold (rather than the target) under the AIC plan. In fact, for the fiscal 2009 AIC plan, because of the same motivational considerations, the company financial performance threshold under the AIC plan — which will be measured by EPS, rather than consolidated pre-tax income — will be even higher than the business plan objective for EPS. In addition, under the fiscal 2009 AIC plan, the AIC payout opportunity relating to individual performance will be contingent upon achievement of EPS objectives under the plan (as well as the achievement of individual performance objectives).

        The fiscal 2008 AIC target payouts for the named executive officers, as a percentage of base salary, were as follows:

Name	Target Payout
F.W. Smith	130%
A.B. Graf, Jr.	90%
D.J. Bronczek	100%
T.M. Glenn	90%
D.F. Rebholz	80%

        The following table illustrates for our named executive officers the fiscal 2008 AIC formulas and total AIC payout opportunities (as a percentage of the target payout described above):

Allocation of Goals

	Individual Objectives			Consolidated Pre-Tax Profit			Payout Opportunity
	Target	Maximum	+	Target	Maximum	=	Target	Maximum
FedEx Corporation CEO	–	–		100%	300%		100%	300%
FedEx Corporation EVPs	30%	30%		70%	210%		100%	240%
FedEx Express CEO	30%	30%		70%	210%		100%	240%
FedEx Ground CEO	30%	30%		70%	210%		100%	240%

         Chairman of the Board, President and Chief Executive Officer.    Mr. Smith's AIC payout is tied to the achievement of our internal goals for company financial performance for the fiscal year. Mr. Smith's threshold (minimum) AIC payout is zero. His target AIC payout is set as a percentage of his base salary, and his maximum AIC payout is set as a multiple of the target payout. The independent members of the Board of Directors, upon the recommendation of the Compensation Committee, approve these percentages. The actual AIC payout ranges, on a sliding scale, from the threshold to the maximum based upon the performance of the company against our company financial performance goals.

        In addition, the independent Board members, upon the recommendation of the Compensation Committee, may adjust this amount upward or downward based on their annual evaluation of Mr. Smith's performance, including the quality and effectiveness of his leadership and the following corporate performance measures:

  •
  FedEx's stock price performance relative to the Standard & Poor's 500 Composite Index, the Dow Jones Transportation Average, the Dow Jones Industrial Average and competitors;

  •
  FedEx's stock price to earnings (P/E) ratio relative to the Standard & Poor's 500 Composite Index, the Dow Jones Industrial Average and competitors;

  •
  FedEx's market capitalization;

  •
  FedEx's revenue and operating income growth relative to competitors;

  •
  FedEx's free cash flow (excluding business acquisitions), return on invested capital (excluding certain unusual items), and weighted average cost of capital;

  •
  Analyst coverage and ratings for FedEx's stock;

  •
  FedEx's U.S. and international revenue market share; and

  •
  FedEx's reputation rankings by various publications and surveys.

        None of these factors is given any particular weight in determining whether to adjust Mr. Smith's bonus amount.

         Non-CEO Named Executive Officers.    The AIC payouts for the other named executive officers are tied to the achievement of (i) individual objectives established at the beginning of the fiscal year for each executive (30% of the target payout), and (ii) our internal goals for company financial performance for the fiscal year (70% of the target payout). The threshold (minimum) AIC payout is zero. The target AIC payout is set as a percentage of the executive's base salary, and the maximum AIC payout is set as a multiple of the target payout (the Compensation Committee approves these percentages). The actual AIC payout ranges, on a sliding scale, from the threshold to the maximum based upon the performance of the individual and the company against the objectives.

        Individual performance objectives for the non-CEO named executive officers vary by management level and by operating segment and include (but are not limited to):

  •
  Provide leadership to support the achievement of financial goals;

  •
  Support and develop key strategic initiatives;

  •
  Maintain the highest standards of corporate governance; and

  •
  Support diversity for our customers, our employees and our community.

        Individual performance objectives are designed to further the company's business objectives. Achievement of individual performance objectives is generally within each officer's control or scope of responsibility, and the objectives are intended to be achieved with an appropriate level of effort and effective leadership by the officer. The achievement level of each non-CEO named executive officer's individual objectives is based on Mr. Smith's evaluation at the conclusion of the fiscal year, which is reviewed by the Compensation Committee.

         Fiscal 2008 AIC Performance and Payouts.    The following table presents the consolidated pre-tax income threshold, target and maximum for the company performance factor under our fiscal 2008 AIC plan and our actual consolidated pre-tax income for fiscal 2008 (in millions):

Company Performance Measure	Threshold	Target	Maximum	Actual
Consolidated Pre-Tax Income	$3,677	$3,738	$4,418	$2,016

        Based upon the company's below-threshold actual performance and each non-CEO named executive officer's achievement of individual performance objectives, payouts to the named executive officers under the fiscal 2008 AIC plans were as follows (compared to the target and maximum payouts):

Name	Target AIC Payout	Maximum AIC Payout	Actual AIC Payout
F.W. Smith	$1,865,292	$5,595,876	$0
A.B. Graf, Jr.	812,506	1,950,014	231,564
D.J. Bronczek	942,756	2,262,614	254,544
T.M. Glenn	748,969	1,797,526	202,222
D.F. Rebholz	700,013	1,680,031	203,704

        The independent Board members, upon the recommendation of the Compensation Committee, decided not to exercise their discretion (which is described above) to adjust the amount of Mr. Smith's fiscal 2008 AIC payout. Accordingly, he did not receive a payout under the fiscal 2008 AIC plan.

Cash Payments Under LTI Program

        The LTI program provides a long-term cash payment opportunity to members of management, including the named executive officers, based upon achievement of aggregate EPS goals for the preceding three-fiscal-year period. The LTI plan design provides for payouts that correspond to specific EPS goals established by the Board of Directors. The EPS goals represent total growth in EPS (over a base year) for the three-year term of the LTI plan.

        The following chart illustrates the relationship between EPS growth and payout:

        As illustrated by the above chart, the LTI program provides for:

  •
  Target payouts if the three-year average annual EPS growth rate is 12.5%;

  •
  Above-target payouts if the growth rate is above 12.5% up to a maximum amount (equal to 150% of the target payouts) if the growth rate is 15% or higher; and

  •
  Below-target payouts if the growth rate is below 12.5% down to a threshold amount (equal to 25% of the target payouts) if the growth rate is 5%. No LTI payment is made unless the three-year average annual EPS growth rate is at least 5%.

         Exclusion of Kinko's-Related Charge from LTI Program.    We acquired Kinko's, Inc. (now known as FedEx Office) in fiscal 2004. During the fourth quarter of fiscal 2008, we recorded a charge of approximately $891 million ($696 million, net of tax, or $2.23 per diluted share), predominantly for impairment of the value of the Kinko's trade name and the goodwill recorded as a result of the Kinko's acquisition — $515 million related to impairment of the trade name and $367 million related to reduction of the recorded value of the goodwill. In June 2008, the Board of Directors, upon the recommendation of the Compensation Committee, decided that it was in the best interests of the company and its shareowners to exclude the $891 million charge from fiscal 2008 EPS for purposes of (i) determining achievement levels under the FY2006-FY2008, FY2007-FY2009 and FY2008-FY2010 LTI plans, and (ii) setting EPS goals (by applying the above EPS growth rates) under the FY2009-FY2011 LTI plan. The Board based this decision upon its belief that including the charge in the calculation of EPS for purposes of the first three plans would result in substantially reduced payouts that would not accurately reflect the company's core financial performance during the relevant three-year period. The Board was also concerned that such an unfair result could adversely impact FedEx's ability to retain its highly qualified and effective management. With respect to the FY2009-FY2011 LTI plan, without excluding the charge, the goals would be substantially too low and too easily exceeded, thereby resulting in above-target or maximum payouts that would not accurately reflect the company's core financial performance during the three-year period.

         Fiscal 2008 LTI Performance and Payouts.    The following table presents the aggregate EPS threshold, target and maximum under our FY2006-FY2008 LTI plan, which was established by the Board of Directors in

2005, and our actual aggregate EPS (excluding the Kinko's-related charge, as discussed above) for the three-year period ended May 31, 2008:

Performance Measure	Threshold	Target	Maximum	Actual (excluding charge)
FY2006-FY2008 Aggregate EPS	$15.62	$18.00	$18.85	$18.14

        Based upon this performance, payouts to the named executive officers under the FY2006-FY2008 LTI plan were as follows (compared to the threshold, target and maximum payouts):

Name	Threshold LTI Payout	Target LTI Payout	Maximum LTI Payout	Actual LTI Payout
F.W. Smith	$625,500	$2,500,000	$3,750,000	$2,705,000
A.B. Graf, Jr.	187,500	750,000	1,125,000	811,500
D.J. Bronczek	250,000	1,000,000	1,500,000	1,082,000
T.M. Glenn	187,500	750,000	1,125,000	811,500
D.F. Rebholz	154,168	616,666	925,000	667,233

         LTI Payout Opportunities.    The Board of Directors has established LTI plans for the three- fiscal-year periods 2007 through 2009 and 2008 through 2010, providing cash payment opportunities for fiscal 2009 and 2010, respectively, if certain EPS goals are achieved with respect to those periods. The following table presents the aggregate EPS thresholds, targets and maximums under these two plans and our progress toward these goals as of May 31, 2008 (excluding the Kinko's-related charge, as discussed above):

Performance Period	Aggregate EPS Threshold	Aggregate EPS Target	Aggregate EPS Maximum	Actual Aggregate EPS as of May 31, 2008 (excluding charge)
FY2007-FY2009	$19.30	$22.24	$23.28	$12.31 (with one year remaining)
FY2008-FY2010	21.44	24.72	25.88	5.83 (with two years remaining)

        The following table sets forth the threshold (minimum), target and maximum payouts for the named executive officers under these two plans:

		Estimated Future Payouts
Name	Performance Period	Threshold ($)	Target ($)	Maximum ($)
F.W. Smith	FY2007-FY2009	875,000	3,500,000	5,250,000
	FY2008-FY2010	875,000	3,500,000	5,250,000
A.B. Graf, Jr.	FY2007-FY2009	300,000	1,200,000	1,800,000
	FY2008-FY2010	300,000	1,200,000	1,800,000
D.J. Bronczek	FY2007-FY2009	375,000	1,500,000	2,250,000
	FY2008-FY2010	375,000	1,500,000	2,250,000
T.M. Glenn	FY2007-FY2009	300,000	1,200,000	1,800,000
	FY2008-FY2010	300,000	1,200,000	1,800,000
D.F. Rebholz	FY2007-FY2009	250,000	1,000,000	1,500,000
	FY2008-FY2010	250,000	1,000,000	1,500,000

Long-Term Equity Incentives – Stock Options and Restricted Stock

         Amount.    Stock options and restricted stock are generally granted on an annual basis to executive officers. As discussed above, an officer's position and level of responsibility are the primary factors that determine the number of option shares and shares of restricted stock awarded to the officer in the annual grant. For instance, all FedEx Corporation executive vice presidents receive the same number of options and restricted shares in the annual grant.

        The number of stock options and restricted shares awarded at each management level can vary from year to year. In determining how many option shares and shares of restricted stock should be awarded at each level, the Compensation Committee may consider:

  •
  Target TDC levels and comparison survey data — as discussed above, we include the total value of all equity-based awards (including tax reimbursement payments for restricted stock awards) in our calculation of TDC, and when setting the target TDC levels for our named executive officers, we refer to the 75th percentile of the target TDC for comparable positions in the comparison surveys;

  •
  The total number of shares then available to be granted; and

  •
  Potential shareowner dilution. At May 31, 2008, the total number of option shares and shares of restricted stock outstanding or available for future grant under our equity compensation plans represented 6.5% of the sum of shares outstanding plus the option shares or shares of restricted stock outstanding or available for future grant.

        Other factors that the Compensation Committee may consider, especially with respect to special grants outside of the annual-grant framework, include the promotion of an officer to a more senior position or the desire to retain a valued executive or recognize a particular officer's contributions. None of these factors is given any particular weight and the specific factors used may vary among individual executives.

         Timing.    In selecting dates for awarding equity-based compensation, we do not consider, nor have we ever considered, the price of FedEx's common stock or the timing of the release of material, non-public information about the company. Stock option and restricted stock awards are generally made on an annual basis to executive officers.

        When the Compensation Committee approves a special grant outside of the annual-grant framework, such grants are made at a regularly scheduled meeting and the grant date of the awards is the approval date or the next business day, if the meeting does not fall on a business day. If the grant is made in connection with the promotion of an individual or the election of an officer, the grant date may be the effective date of the individual's promotion or the officer's election, if such effective date is after the approval date.

         Pricing.    The exercise price of stock options granted under our equity incentive plans is equal to the fair market value of FedEx's common stock on the date of grant. Under the terms of our equity incentive plans, the fair market value on the grant date is defined as the average of the high and low trading prices of FedEx's stock on the New York Stock Exchange on that day. We believe this methodology is the most equitable method for determining the exercise price of our stock option awards given the intra-day price volatility often shown by our stock.

         Vesting.    Stock options and restricted stock granted to executive officers generally vest ratably over four years beginning on the first anniversary of the grant date. This four-year vesting period is intended to further encourage the retention of the executive officers, since unvested stock options and restricted stock are forfeited upon termination of the officer's employment for any reason other than death, permanent disability or retirement. In addition, unvested stock options granted on or after June 1, 2006 terminate upon the officer's retirement.

         Tax Reimbursement Payments for Restricted Stock Awards.    As noted below, FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient. This prevents the need for the officer to sell a portion of a stock award to pay the corresponding tax obligation. We include the amount of this "tax gross-up" in the calculation of the recipient's TDC for purposes of setting target compensation levels. Therefore, the officers receive fewer shares in each award than they would in the absence of the tax reimbursement payment.

         Voting and Dividend Rights on Restricted Stock.    Holders of restricted shares are entitled to vote and receive any dividends on such shares. The dividend rights are included in the computation of the value of the restricted stock award for purposes of determining the recipient's total compensation.

         Fiscal 2008 Awards.    On July 9, 2007, the named executive officers were granted stock option and restricted stock awards as follows:

Name	Number of Stock Options	Number of Shares of Restricted Stock
F.W. Smith	175,000	–
A.B. Graf, Jr.	20,655	6,145
D.J. Bronczek	27,540	7,901
T.M. Glenn	20,655	6,145
D.F. Rebholz	13,770	5,267

        As in previous years, at the request of Mr. Smith and in light of his significant stock ownership, the Compensation Committee did not award him any restricted stock. Instead, his equity awards were in the form of stock options, which have value only as the stock price increases from the date of grant.

        On September 24, 2007, Mr. Glenn was granted 5,000 additional stock options in recognition of his increased responsibilities resulting from the realignment of FedEx Office under FedEx Services, and on January 14, 2008, Mr. Graf was granted 5,000 additional stock options in order to maintain internal pay equity.

Other Elements of Executive Compensation

         Perquisites, Tax Reimbursement Payments and Other Annual Compensation.    FedEx's named executive officers receive certain other annual compensation, including:

  •
  certain perquisites, such as personal use of corporate aircraft (though officers are required to reimburse FedEx for substantially all of the incremental cost to FedEx of such usage), security services and equipment, tax return preparation and financial counseling services and physical examinations;

  •
  umbrella insurance, group term life insurance and matching 401(k) contributions; and

  •
  tax reimbursement payments relating to restricted stock awards (as discussed above), certain business-related use of corporate aircraft and certain perquisites, umbrella insurance premiums and benefits accrued under our supplemental non-tax-qualified pension plan.

        We provide this other compensation to enhance the competitiveness of our executive compensation program and to increase the productivity (corporate aircraft travel, professional assistance with tax return preparation and financial planning), safety (security services and equipment) and health (annual physical examinations) of our executives so they can focus on producing superior financial returns for our shareowners. The Compensation Committee reviews and approves each of these elements of compensation, and all of the independent directors approve each element as it relates to Mr. Smith. The Committee also reviews and approves FedEx's policies and procedures regarding perquisites and other personal benefits and tax reimbursement payments, including:

  •
  FedEx's written policy setting forth guidelines and procedures regarding personal use of FedEx corporate aircraft; and

  •
  FedEx's executive security procedures.

        FedEx's executive security procedures prescribe the level of personal security to be provided to the Chairman, President and Chief Executive Officer and other executive officers, are based on bona fide business-related security concerns and are an integral part of FedEx's overall risk management and security program. These procedures have been assessed by an independent security consulting firm, and deemed necessary and appropriate for the protection of the officers and their families given the history of direct security threats against FedEx executives and the likelihood of additional threats against the officers. The security services and equipment provided to FedEx executive officers may be viewed as conveying personal benefits to the executives and, as a result, must be reported in the Summary Compensation Table on page 39.

        With respect to Mr. Smith, FedEx's founder, the FedEx Corporate Security Executive Protection Unit, which is composed of highly trained and experienced security professionals, provides comprehensive physical and personal security services, including on-site residential security, for Mr. Smith and his family. The Board of Directors believes that Mr. Smith's personal safety and security are of the utmost importance to FedEx and its shareowners and, therefore, the costs associated with such security are appropriate and necessary business expenses.

         Post-Employment Compensation.    While none of FedEx's named executive officers has an employment agreement, they are entitled to receive certain payments and benefits upon termination of employment or a change of control of FedEx, including:

  •
  Retirement benefits under FedEx's pension plans, including a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees' Pension Plan and a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan — which is designed to provide to the executives the additional benefits that would be paid under the tax-qualified plan but for certain benefit limits contained in the tax laws;

  •
  Accelerated vesting of restricted stock upon the executive's retirement (at or after age 60), death or permanent disability or a change of control of FedEx;

  •
  Accelerated vesting of stock options upon the executive's death or permanent disability or a change of control of FedEx; and

  •
  Lump sum cash payments and post-employment insurance coverage under the executives' Management Retention Agreements upon a qualifying termination of the executive after a change of control of FedEx.

        The Compensation Committee approves and recommends Board approval of all plans, agreements and arrangements that provide for these payments and benefits.

        In June 2008, the Board of Directors, upon the recommendation of the Compensation Committee, amended the FedEx Corporation Retirement Parity Pension Plan, the supplemental, non-tax-qualified plan, to maintain the interest rate and mortality assumptions that were used before the June 2008 effectiveness of the Pension Protection Act of 2006 for purposes of the lump sump payment of the traditional pension benefit under the plan. In the absence of the amendment, a participant's lump sum distribution could have been reduced by as much as 14%, depending on retirement age and year of retirement, because of the legislation. The Board based the decision to amend the plan on its belief that a significant reduction in plan benefits could have a material adverse impact on the retention of our long-tenured and valuable senior executives. The traditional pension benefits provided to employees, including the named executive officers, under the tax-qualified plan were not adversely affected by the legislation because only a minimal lump sum ($1,000 or less) may be distributed under that plan.

Tax Deductibility of Compensation

        Section 162(m) of the Internal Revenue Code (as clarified by IRS Notice 2007-49) limits the income tax deduction by FedEx for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than the Chief Financial Officer) to $1,000,000 per year, unless the compensation is "qualified performance-based compensation" or qualifies under certain other exceptions.

  •
  Mr. Smith's base salary is not designed to meet the requirements of Section 162(m) and, therefore, is subject to the $1,000,000 deductibility limit.

  •
  FedEx's equity compensation plans satisfy the requirements of Section 162(m) with respect to stock options, but not with respect to restricted stock awards. Accordingly, compensation recognized by the four highest-paid executive officers (excluding Mr. Graf) in connection with stock options is fully deductible, but compensation with respect to restricted stock awards is subject to the $1,000,000 deductibility limit.

  •
  FedEx's AIC and LTI plans do not meet all of the conditions for qualification under Section 162(m). Compensation received by the four highest paid executive officers (excluding Mr. Graf) under each of these plans is subject, therefore, to the $1,000,000 deductibility limit.

        We do not require all of our compensation programs to be fully deductible under Section 162(m) because doing so would restrict our discretion and flexibility in designing competitive compensation programs to promote varying corporate goals. We believe that our Board of Directors should be free to make compensation decisions to further and promote the best interests of our shareowners, rather than to qualify for corporate tax deductions. In fiscal 2008, we incurred approximately $4 million of additional tax expense as a result of the Section 162(m) deductibility limit for compensation paid to the Chief Executive Officer and the three other highest-paid executive officers (other than Mr. Graf).

EXECUTIVE COMPENSATION

        In this section we provide certain tabular and narrative information regarding the compensation of our principal executive and financial officers and our three other most highly compensated executive officers for the fiscal year ended May 31, 2008. For additional information regarding compensation of the named executive officers, see "Compensation Discussion and Analysis" on page 19.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(3)	All Other Compensation ($)(4)	Total ($)
Frederick W. Smith	2008	1,430,466	–		–	5,967,239	2,705,000	–	837,548	10,940,253
Chairman, President and Chief Executive Officer (Principal Executive Officer)	2007	1,393,931	–		–	5,865,196	4,772,851	4,013,612	970,002	17,015,592
Alan B. Graf, Jr.	2008	900,240	–		1,777,472	824,065	1,043,064	33,967	537,610	5,116,418
Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2007	869,798	–		1,144,247	952,266	1,800,911	1,716,644	646,906	7,130,772
David J. Bronczek	2008	940,096	–		1,720,862	950,231	1,336,544	–	614,706	5,562,439
President and Chief Executive Officer — FedEx Express	2007	908,305	–		1,315,507	1,131,664	2,203,193	2,332,755	668,600	8,560,024
T. Michael Glenn	2008	819,927	–		1,056,807	734,714	1,013,722	–	501,633	4,126,803
Executive Vice President, Market Development and Corporate Communications	2007	772,872	–		933,500	852,551	1,713,035	1,438,519	540,942	6,251,419
David F. Rebholz(5)	2008	869,090	50,000	(6)	1,794,706	475,146	870,937	60,837	496,898	4,617,614
President and Chief Executive Officer — FedEx Ground

(1)
The amounts included in these columns reflect the value of restricted stock and option awards that were recognized as an expense for financial statement reporting purposes in fiscal 2008 and 2007, calculated pursuant to Statement of Financial Accounting Standards ("FAS") 123R, "Share-Based Payment," excluding, however, any estimate of forfeitures. Accordingly, the columns include amounts relating to awards granted during and prior to the relevant fiscal year.

The value of restricted stock awards is based on the fair market value of FedEx's common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant. The entire value of any stock award granted on or after June 1, 2006 (the date of our adoption of FAS 123R) to a retirement-eligible named executive officer is recognized as an expense in the year of grant. Otherwise, the expense is recognized over the shorter of the four-year vesting period or the period ending at the point in the vesting period when the officer becomes eligible for retirement.

For FAS 123R purposes, we use the Black-Scholes option pricing model to calculate the fair value of stock options. The key assumptions for the Black-Scholes valuation method include the expected life of the option, stock price volatility, the risk-free interest rate, dividend yield and exercise price. The exercise price of stock options granted under FedEx's stock option plans is the fair market value of FedEx's common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant. The following table sets forth the FAS 123R assumptions used in the calculation of the amounts for stock option awards presented in the table:

	Fiscal Year Ended May 31,
	2008	2007	2006	2005	2004
Expected lives	5 years	5 years	5 years	4 years	4 years
Expected volatility	19%	22%	25%	27%	32%
Risk-free interest rate	4.763%	4.879%	3.794%	3.559%	2.118%
Dividend yield	0.337%	0.302%	0.323%	0.322%	0.310%

        The following table sets forth each stock and option award represented in these columns for fiscal 2008 and the amount included for each such award in fiscal 2008.

	Stock Awards			Option Awards
Name	Date of Award	Total Number of Shares Awarded (#)	Amount Included In Fiscal 2008 ($)	Date of Award	Total Number of Shares Underlying Options Awarded (#)	Amount Included in Fiscal 2008 ($)
F.W. Smith	–	–	–	6/2/2003	250,000	6,000
				6/1/2004	325,000	1,534,460
				6/1/2005	250,000	1,593,684
				6/1/2006	200,000	1,607,110
				7/9/2007	175,000	1,225,985

						5,967,239

A.B. Graf, Jr.	8/14/2003	7,443	49,996	6/2/2003	65,000	1,447
	7/12/2004	6,145	196,315	6/1/2004	38,250	163,314
	6/1/2005	6,145	220,836	6/1/2005	34,425	225,553
	6/1/2006	6,145	481,709	6/1/2006	33,155	272,498
	7/9/2007	6,145	828,616	7/9/2007	20,655	150,046
				1/14/2008	5,000	11,207

			1,777,472			824,065

D.J. Bronczek	8/14/2003	9,924	66,662	6/2/2003	85,000	1,939
	7/12/2004	7,901	252,414	6/1/2004	51,000	224,271
	6/1/2005	7,901	283,942	6/1/2005	45,900	298,384
	6/1/2006	7,901	451,967	6/1/2006	27,540	227,575
	7/9/2007	7,901	665,877	7/9/2007	27,540	198,062

			1,720,862			950,231

T.M. Glenn	8/14/2003	7,443	49,996	6/2/2003	65,000	1,447
	7/12/2004	6,145	196,315	6/1/2004	38,250	163,314
	6/1/2005	6,145	220,836	6/1/2005	34,425	225,553
	6/1/2006	6,145	270,961	6/1/2006	20,655	172,509
	7/9/2007	6,145	318,699	7/9/2007	20,655	150,046
				9/24/2007	5,000	21,845

			1,056,807			734,714

D.F. Rebholz	8/14/2003	4,962	33,331	6/2/2003	30,000	586
	7/12/2004	4,389	140,216	6/1/2004	25,500	102,337
	6/1/2005	4,389	157,730	6/1/2005	22,950	152,722
	6/1/2006	4,389	370,233	6/1/2006	13,770	117,442
	9/1/2006	878	81,832	7/9/2007	13,770	102,059
	7/9/2007	5,267	1,011,364

			1,794,706			475,146

(2)
Reflects cash payouts under FedEx's fiscal 2008 and 2007 annual incentive compensation plans and FY06-FY08 and FY05-FY07 long-term incentive plans, as follows (see pages 31-35 for further discussion of the fiscal 2008 annual incentive compensation plan and the FY06-FY08 long-term incentive plan):

Name	Year	AIC Payout	LTI Payout	Total Non-Equity Incentive Plan Compensation
F.W. Smith	2008	$0	$2,705,000	$2,705,000
	2007	1,397,851	3,375,000	4,772,851
A.B. Graf, Jr.	2008	231,564	811,500	1,043,064
	2007	675,911	1,125,000	1,800,911
D.J. Bronczek	2008	254,544	1,082,000	1,336,544
	2007	703,193	1,500,000	2,203,193
T.M. Glenn	2008	202,222	811,500	1,013,722
	2007	588,035	1,125,000	1,713,035
D.F. Rebholz	2008	203,704	667,233	870,937
(3)
Reflects the actuarial increase in the present value of the named executive officer's benefits under the Pension Plan and the Parity Plan (as each such term is defined on page 51 under "Fiscal 2008 Pension Benefits — Overview of Pension Plans"). The present value of the benefits under the Pension Plan and the Parity Plan for Messrs. Smith, Bronczek and Glenn decreased by the following amounts between fiscal 2007 and 2008: Mr. Smith — $743,362; Mr. Bronczek — $40,782; and Mr. Glenn — $202,487. The amounts in the table and this footnote were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2008. See "Fiscal 2008 Pension Benefits" on page 51.

(4)
Includes:

•
the aggregate incremental cost to FedEx of providing perquisites and other personal benefits;

•
umbrella insurance premiums paid on the officer's behalf;

•
group term life insurance premiums paid by FedEx (and with respect to Mr. Rebholz, accidental death and dismemberment insurance premiums paid by FedEx);

•
company matching contributions under 401(k) plans; and

•
tax reimbursement payments relating to restricted stock awards, certain business-related use of corporate aircraft and certain perquisites, umbrella insurance premiums and benefits accrued under the Parity Plan using the cash balance formula.

  The following table shows the amounts included for each such item:

Name	Year	Perquisites and Other Personal Benefits	Umbrella Insurance Premiums	Life Insurance Premiums		Company Contributions Under 401(k) Plans	Tax Reimbursement Payments	Total
F.W. Smith	2008	$753,788	$2,338	$2,520		$7,174	$71,728	$837,548
	2007	797,592	2,875	2,520		–	167,015	970,002
A.B. Graf, Jr.	2008	87,773	2,338	2,520		5,681	439,298	537,610
	2007	205,460	2,875	2,520		500	435,551	646,906
D.J. Bronczek	2008	38,140	2,338	2,520		5,499	566,209	614,706
	2007	113,165	2,875	2,520		500	549,540	668,600
T.M. Glenn	2008	33,805	2,338	2,520		7,923	455,047	501,633
	2007	91,063	2,875	2,520		500	443,984	540,942
D.F. Rebholz	2008	36,693	2,338	2,268	(a)	9,724	445,875	496,898

  (a)
  Includes $2,100 of group term life insurance premiums and $168 of accidental death and dismemberment insurance premiums.

          During fiscal 2008 and 2007, FedEx provided the following perquisites and other personal benefits to the named executive officers:

    •
    Personal use of corporate aircraft:    FedEx maintains a fleet of corporate aircraft that is used primarily for business travel by FedEx employees. FedEx has a written policy that sets forth guidelines and procedures regarding personal use of FedEx corporate aircraft. Effective March 1, 2007, the policy requires officers to pay FedEx two times the cost of fuel for personal trips, plus applicable passenger ticket taxes and fees. These payments are intended to approximate the incremental cost to FedEx of personal corporate aircraft usage. Beginning in fiscal 2006 and through February 28, 2007, the policy allowed personal use of FedEx corporate aircraft by the named executive officers and their family members and guests without charge, subject to various annual caps.

    •
    Mr. Smith is not required to pay FedEx for any travel on corporate aircraft by his family members or guests when they are accompanying him and he is on business travel. Mr. Smith is required to pay FedEx, however, for any personal travel by him and any personal travel by his family members or guests when they are accompanying him and he is on personal travel or when they are traveling without him.

    •
    Compensation is included in the table above for personal corporate aircraft travel (which for this purpose includes travel to attend a board or stockholder meeting of an outside company or entity for which the officer serves as a director or trustee) by a named executive officer and his family members and guests to the extent, if any, that the aggregate incremental cost to FedEx of all such travel exceeds the amount the officer paid FedEx for such travel. The incremental cost to FedEx of personal use of corporate aircraft is calculated based on the variable operating cost to FedEx, which includes the cost of fuel, aircraft maintenance, crew travel, landing fees, ramp fees and other smaller variable costs. Because FedEx corporate aircraft are used primarily for business travel, fixed costs that do not change based on usage, such as pilots' salaries and purchase and lease costs, are excluded from this calculation.

    •
    In addition, when the aircraft are already flying to a destination for business purposes and the officers or their family members or guests ride along on the aircraft for personal travel, there is no additional variable operating cost to FedEx associated with the additional passengers, and thus no compensation is included in the table above for such personal travel. With the exception of Mr. Smith, the officer is still required to pay FedEx for such personal travel, however, if persons on business travel occupy less than 50% of the total available seats on the aircraft. The amount of such payment is a pro rata portion (based on the total number of passengers) of the fuel cost for the flight, multiplied by two, plus applicable passenger ticket taxes and fees.

      •
      For tax purposes, income is imputed to each named executive officer for personal travel and "business-related" travel (travel by the officer's spouse or adult guest who accompanies the officer on a business trip for the primary purpose of assisting the officer with the business purpose of the trip) for the excess, if any, of the Standard Industrial Fare Level (SIFL) value of all such flights during a calendar year over the aggregate fuel payments made by the officer during that calendar year. Pursuant to FedEx's executive security procedures, Mr. Smith is required to use FedEx corporate aircraft for all travel, including personal travel. Accordingly, FedEx reimburses Mr. Smith for taxes relating to any imputed income for his personal travel and the personal travel of his family members and guests when they are accompanying him. FedEx reimburses the other named executive officers for taxes relating to imputed income for business-related travel.

    •
    Security services and equipment:    Pursuant to FedEx's executive security procedures, the named executive officers are provided security services and equipment. To the extent the services and equipment are provided by third parties (e.g., out-of-town transportation and other security-related expenses and home security system installation, maintenance and monitoring), we have included in the table above the amounts paid by FedEx for such services and equipment. For Mr. Smith, these amounts totaled $122,655 and $23,857 for fiscal 2008 and 2007, respectively. To the extent the security services are provided by FedEx employees, we have included amounts representing: (a) the number of hours of service provided to the officer by each such employee multiplied by (b) the total hourly compensation cost of the employee (including, among other things, pension and other benefit costs). For Mr. Smith, these amounts totaled $473,220 and $403,405 for fiscal 2008 and 2007, respectively. For additional information regarding executive security services provided to Mr. Smith, see page 37.

    •
    Tax return preparation services:    FedEx requires officers to have their income tax returns prepared by a qualified third party (other than our independent registered public accounting firm) and pays all reasonable and customary costs for such services. FedEx also makes tax reimbursement payments relating to the income imputed to the officers for these services.

    •
    Financial counseling services:    FedEx reimburses officers for certain financial counseling services, subject to various caps. FedEx also makes tax reimbursement payments relating to the income imputed to the officers for these services.

    •
    Personal use of company cars/car allowance:    FedEx does not provide vehicles to any of the named executive officers, except Mr. Smith. FedEx provides a sport-utility vehicle to Mr. Smith for personal use. The vehicle manufacturer provides the vehicle to FedEx at no additional cost in consideration of the companies' business relationship. Prior to January 22, 2007, FedEx provided two other vehicles to Mr. Smith for personal use. Those two vehicles were also provided to FedEx at no additional cost in consideration of FedEx's business relationship with another vehicle manufacturer. Even though FedEx did not incur any actual monetary costs with respect to any of these vehicles, compensation is included in the table above for Mr. Smith in an amount equal to the fair market lease value of the vehicles (which is also the amount of income that was imputed to Mr. Smith for tax purposes) for the portion of the relevant fiscal year during which he had them. In fiscal 2007, FedEx made tax reimbursement payments to Mr. Smith relating to the income imputed to him for the vehicles in calendar 2006. Beginning with the 2007 calendar year, however, FedEx no longer makes such tax reimbursement payments. Mr. Rebholz's annual car allowance of $6,955 was eliminated effective December 2007.

    •
    Physical examinations:    FedEx pays for officers to have comprehensive annual physical examinations.

    •
    Nominal hospitality gifts at company-sponsored events:    FedEx occasionally provides officers with nominal hospitality gifts at FedEx-sponsored events.

          The following table shows the amounts included in the table (the aggregate incremental cost to FedEx) for each such item:

Name	Year	Personal Use of Corporate Aircraft ($)(a)	Security Services and Equipment ($)	Tax Return Preparation Services ($)	Financial Counseling Services ($)	Personal Use of Company Cars/Car Allowance ($)	Other ($)(b)	Total ($)
F.W. Smith	2008	51,959	595,875	64,620	30,673	10,661	–	753,788
	2007	234,427	427,262	64,883	37,383	32,235	1,402	797,592
A.B. Graf, Jr.	2008	60,028	9,009	6,231	12,505	–	–	87,773
	2007	184,374	10,181	5,197	2,138	–	3,570	205,460
D.J. Bronczek	2008	–	6,040	7,100	25,000	–	–	38,140
	2007	92,684	6,201	4,950	7,500	–	1,830	113,165
T.M. Glenn	2008	10,475	15,129	2,000	4,550	–	1,651	33,805
	2007	37,649	6,488	33,825	10,692	–	2,409	91,063
D.F. Rebholz	2008	2,663	5,733	4,350	20,470	3,477	–	36,693

  (a)
  The entire amounts shown for Messrs. Graf and Glenn for fiscal 2008 represent use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors. The amounts shown for fiscal 2007 include the following amounts for use of corporate aircraft to attend board or stockholder meetings of outside companies or organizations for which the officers serve as directors: Mr. Graf — $96,963; Mr. Bronczek — $3,475; and Mr. Glenn — $23,958.

  (b)
  Includes physical examinations and nominal hospitality gifts at company-sponsored events.

(5)
Mr. Rebholz was not a named executive officer for fiscal 2007. Accordingly, the table includes Mr. Rebholz's compensation for fiscal 2008 only.

(6)
Mr. Rebholz became the President and Chief Executive Officer of FedEx Ground on January 1, 2007. He received a $50,000 bonus during fiscal 2008 in connection with his promotion.

GRANTS OF PLAN-BASED AWARDS DURING FISCAL 2008

        The following table sets forth information regarding grants of plan-based awards made to the named executive officers during the fiscal year ended May 31, 2008:

							All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)
				Estimated Future Payouts Under Non-Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/Sh)(1)		Grant Date Fair Value of Stock and Option Awards ($)(2)
										Closing Price on Grant Date ($/Sh)
Name	Type of Plan/Award	Grant Date	Approval Date	Threshold ($)	Target ($)	Maximum ($)
F.W. Smith	Stock Option(3)	07/09/2007	07/08/2007					175,000	114.740	116.17	5,461,575
	FY08 AIC(4)			0	1,865,292	5,595,876
	FY08-FY10 LTI(5)			875,000	3,500,000	5,250,000
A.B. Graf, Jr.	Restricted Stock(6)	07/09/2007	07/08/2007				6,145				705,077
	Stock Option(3)	07/09/2007	07/08/2007					20,655	114.740	116.17	644,622
	Stock Option(3)	01/14/2008	01/13/2008					5,000	84.655	84.64	96,140
	FY08 AIC(4)			0	812,506	1,950,014
	FY08-FY10 LTI(5)			300,000	1,200,000	1,800,000
D.J. Bronczek	Restricted Stock(6)	07/09/2007	07/08/2007				7,901				906,561
	Stock Option(3)	07/09/2007	07/08/2007					27,540	114.74	116.17	859,496
	FY08 AIC(4)			0	942,756	2,262,614
	FY08-FY10 LTI(5)			375,000	1,500,000	2,250,000
T.M. Glenn	Restricted Stock(6)	07/09/2007	07/08/2007				6,145				705,077
	Stock Option(3)	07/09/2007	07/08/2007					20,655	114.74	116.17	644,622
	Stock Option(3)	09/24/2007	09/23/2007					5,000	103.35	102.86	127,661
	FY08 AIC(4)			0	748,969	1,797,526
	FY08-FY10 LTI(5)			300,000	1,200,000	1,800,000
D.F. Rebholz	Restricted Stock(6)	07/09/2007	07/08/2007				5,267				604,336
	Stock Option(3)	07/09/2007	07/08/2007					13,770	114.74	116.17	429,748
	FY08 AIC(4)			0	700,013	1,680,031
	FY08-FY10 LTI(5)			250,000	1,000,000	1,500,000

(1)
The exercise price of the options granted to the individuals shown above was the fair market value of FedEx's common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of grant.

(2)
Represents the full grant date fair value of each equity-based award, computed in accordance with FAS 123R.

(3)
Stock options granted to the named executive officers vest ratably over four years beginning on the first anniversary of the grant date. The options may not be transferred in any manner other than by will or the laws of descent and distribution and may be exercised during the lifetime of the optionee only by the optionee. See pages 35-37 for further discussion of stock option awards.

(4)
In July 2007, the Compensation Committee (with respect to Messrs. Bronczek and Rebholz) and the Board of Directors (with respect to Messrs. Smith, Graf and Glenn) established these annual performance cash compensation plans, which provided a cash payment opportunity to the named executive officers at the conclusion of fiscal 2008. Payment amounts were based upon the achievement of company financial performance goals for fiscal 2008 and individual objectives established at the beginning of fiscal 2008 for each officer other than Mr. Smith. See pages 31-33 for further discussion of these plans.

(5)
The Board of Directors established this long-term performance cash compensation plan in July 2007. The plan provides a long-term cash payment opportunity to the named executive officers at the conclusion of fiscal 2010 if FedEx achieves an aggregate earnings-per-share goal established by the Board with respect to the three-fiscal-year period 2008 through 2010. No amounts can be earned under the plan until 2010 because achievement of the earnings-per-share goal can only be determined following the conclusion of the three-fiscal-year period. The estimated individual future payouts under the plan are set dollar amounts ranging from threshold (minimum) amounts, if the earnings-per-share goal achieved is less than target, up to maximum amounts, if the plan goal is substantially exceeded. There is no assurance that these estimated future payouts will be achieved. See pages 33-35 for further discussion of this plan.

(6)
Shares of restricted stock awarded to the named executive officers vest ratably over four years beginning on the first anniversary of the grant date. Holders of restricted shares are entitled to vote such shares and receive any dividends paid on FedEx common stock. FedEx pays the taxes resulting from a restricted stock award on behalf of the recipient (these tax reimbursement payments are not included in the computation of the grant date fair value of the awards shown in the table above; the payments are reflected in "All Other Compensation" in the Summary Compensation Table on page 39). See pages 35-37 for further discussion of restricted stock awards.

OUTSTANDING EQUITY AWARDS AT END OF FISCAL 2008

        The following table sets forth for each named executive officer certain information about unexercised stock options and unvested shares of restricted stock held at the end of the fiscal year ended May 31, 2008:

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
						Number of Shares or Units of Stock That Have Not Vested (#)(a)
								Market Value of Shares or Units of Stock That Have Not Vested ($)(b)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable(a)
F.W. Smith	300,000	–		55.9375	06/01/2009
	300,000	–		36.0000	06/01/2010
	437,500	–		40.4900	06/01/2011
	375,000	–		53.7650	06/03/2012
	250,000	–		64.5300	06/02/2013
	243,750	81,250	(1)	72.8450	06/01/2014
	125,000	125,000	(2)	89.7000	06/01/2015
	50,000	150,000	(3)	110.0600	06/01/2016
	–	175,000	(4)	114.7400	07/09/2017
A.B. Graf, Jr.	40,000	–		55.9375	06/01/2009
	10,000	–		41.6563	01/21/2010
	40,000	–		36.0000	06/01/2010
	56,250	–		40.4900	06/01/2011
	45,000	–		53.7650	06/03/2012
	65,000	–		64.5300	06/02/2013
	28,687	9,563	(5)	72.8450	06/01/2014
	17,212	17,213	(6)	89.7000	06/01/2015
	8,288	24,867	(7)	110.0600	06/01/2016
	–	20,655	(8)	114.7400	07/09/2017
	–	5,000	(9)	84.6550	01/14/2018
						15,364	(10)	1,409,032
D.J. Bronczek	40,000	–		55.9375	06/01/2009
	20,000	–		40.4688	12/07/2009
	12,600	–		41.6563	01/21/2010
	60,000	–		36.0000	06/01/2010
	72,531	–		40.4900	06/01/2011
	60,000	–		53.7650	06/03/2012
	85,000	–		64.5300	06/02/2013
	38,250	12,750	(11)	72.8450	06/01/2014
	22,950	22,950	(12)	89.7000	06/01/2015
	6,885	20,655	(13)	110.0600	06/01/2016
	–	27,540	(14)	114.7400	07/09/2017
						19,754	(15)	1,811,639
T.M. Glenn	10,000	–		41.6563	01/21/2010
	56,250	–		40.4900	06/01/2011
	45,000	–		53.7650	06/03/2012
	65,000	–		64.5300	06/02/2013
	28,687	9,563	(16)	72.8450	06/01/2014
	17,212	17,213	(17)	89.7000	06/01/2015
	5,163	15,492	(18)	110.0600	06/01/2016
	–	20,655	(19)	114.7400	07/09/2017
	–	5,000	(20)	103.3500	09/24/2017
						15,364	(21)	1,409,032

	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)	Number of Securities Underlying Unexercised Options (#)
						Number of Shares or Units of Stock That Have Not Vested (#)(a)
								Market Value of Shares or Units of Stock That Have Not Vested ($)(b)
				Option Exercise Price ($)
					Option Expiration Date
Name	Exercisable	Unexercisable(a)
D.F. Rebholz	7,500	–		64.5300	06/02/2013
	6,375	6,375	(22)	72.8450	06/01/2014
	5,738	11,475	(23)	89.7000	06/01/2015
	3,442	10,328	(24)	110.0600	06/01/2016
	–	13,770	(25)	114.7400	07/09/2017
						12,511	(26)	1,147,384

(a)
The following table sets forth the vesting dates of the options and restricted stock included in these columns:

		Date	Number			Date	Number
F. W. Smith	(1)	06/01/2008	81,250	A. B. Graf, Jr.	(5)	06/01/2008	9,563
	(2)	06/01/2008	62,500		(6)	06/01/2008	8,606
		06/01/2009	62,500			06/01/2009	8,607
	(3)	06/01/2008	50,000		(7)	06/01/2008	8,289
		06/01/2009	50,000			06/01/2009	8,289
		06/01/2010	50,000			06/01/2010	8,289
	(4)	07/09/2008	43,750		(8)	07/09/2008	5,163
		07/09/2009	43,750			07/09/2009	5,164
		07/09/2010	43,750			07/09/2010	5,164
		07/09/2011	43,750			07/09/2011	5,164
					(9)	01/14/2009	1,250
						01/14/2010	1,250
						01/14/2011	1,250
						01/14/2012	1,250
					(10)	06/01/2008	3,072
						07/09/2008	1,536
						07/12/2008	1,537
						06/01/2009	3,073
						07/09/2009	1,536
						06/01/2010	1,537
						07/09/2010	1,536
						07/09/2011	1,537
D. J. Bronczek	(11)	06/01/2008	12,750	T. M. Glenn	(16)	06/01/2008	9,563
	(12)	06/01/2008	11,475		(17)	06/01/2008	8,606
		06/01/2009	11,475			06/01/2009	8,607
	(13)	06/01/2008	6,885		(18)	06/01/2008	5,164
		06/01/2009	6,885			06/01/2009	5,164
		06/01/2010	6,885			06/01/2010	5,164
	(14)	07/09/2008	6,885		(19)	07/09/2008	5,163
		07/09/2009	6,885			07/09/2009	5,164
		07/09/2010	6,885			07/09/2010	5,164
		07/09/2011	6,885			07/09/2011	5,164
	(15)	06/01/2008	3,950		(20)	09/24/2008	1,250
		07/09/2008	1,975			09/24/2009	1,250
		07/12/2008	1,976			09/24/2010	1,250
		06/01/2009	3,951			09/24/2011	1,250
		07/09/2009	1,975
		06/01/2010	1,976		(21)	06/01/2008	3,072
		07/09/2010	1,975			07/09/2008	1,536
		07/09/2011	1,976			07/12/2008	1,537
						06/01/2009	3,073
						07/09/2009	1,536
						06/01/2010	1,537
						07/09/2010	1,536
						07/09/2011	1,537

		Date	Number
D. F. Rebholz	(22)	06/01/2008	6,375
	(23)	06/01/2008	5,737
		06/01/2009	5,738
	(24)	06/01/2008	3,443
		06/01/2009	3,442
		06/01/2010	3,443
	(25)	07/09/2008	3,442
		07/09/2009	3,443
		07/09/2010	3,442
		07/09/2011	3,443
	(26)	06/01/2008	2,194
		07/09/2008	1,316
		07/12/2008	1,098
		09/01/2008	220
		06/01/2009	2,195
		07/09/2009	1,317
		09/01/2009	219
		06/01/2010	1,098
		07/09/2010	1,317
		09/01/2010	220
		07/09/2011	1,317
(b)
Computed by multiplying the closing market price of FedEx's common stock on May 30, 2008 (which was $91.71) by the number of shares.

OPTION EXERCISES AND STOCK VESTED DURING FISCAL 2008

        The following table sets forth for each named executive officer certain information about stock options that were exercised and restricted stock that vested during the fiscal year ended May 31, 2008:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
F.W. Smith	700,000	39,518,120	–	–
A.B. Graf, Jr.	50,000	2,915,945	6,469	720,896
D.J. Bronczek	50,000	3,007,560	8,406	936,526
T.M. Glenn	80,000	5,545,692	6,469	720,896
D.F. Rebholz	–	–	4,751	529,256

(1)
If the shares were sold immediately upon exercise, the value realized on exercise of an option is the difference between the actual sales price and the exercise price of the option. Otherwise, the value realized is the difference between the fair market value of FedEx's common stock (the average of the high and low prices of the stock on the New York Stock Exchange) on the date of exercise and the exercise price of the option.

(2)
Represents the fair market value of the shares on the vesting date.

FISCAL 2008 PENSION BENEFITS

        The following table sets forth for each named executive officer certain information with respect to each plan that provides for payments or other benefits at, following or in connection with retirement, other than our stock option and restricted stock plans. For information regarding benefits triggered by retirement under our stock option and restricted stock plans, see page 55.

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)(1)	Payments During Fiscal 2008 ($)
F.W. Smith	FedEx Corporation Employees' Pension Plan	36	1,164,464	–
	FedEx Corporation Retirement Parity Pension Plan	36	26,411,752	–
A.B. Graf, Jr.	FedEx Corporation Employees' Pension Plan	28	790,063	–
	FedEx Corporation Retirement Parity Pension Plan	28	7,961,751	–
D.J. Bronczek	FedEx Corporation Employees' Pension Plan	32	817,006	–
	FedEx Corporation Retirement Parity Pension Plan	32	9,738,922	–
T.M. Glenn	FedEx Corporation Employees' Pension Plan	27	675,566	–
	FedEx Corporation Retirement Parity Pension Plan	27	6,342,196	–
D.F. Rebholz	FedEx Corporation Employees' Pension Plan	32	878,749	–
	FedEx Corporation Retirement Parity Pension Plan	32	6,954,430	–

(1)
These amounts were determined using assumptions (e.g., for interest rates and mortality rates) consistent with those used in the audited consolidated financial statements included in our annual report on Form 10-K for the fiscal year ended May 31, 2008. The benefits are expressed as lump sum amounts, even though the benefits using the traditional pension benefit formula under the Pension Plan (as defined below) are generally not payable as a lump sum distribution (only $1,000 or less may be distributed as a lump sum under the Pension Plan). The present value of the accumulated benefit under the Parity Plan (as defined below) includes an amount to reflect FedEx's practice of paying FICA taxes on behalf of Parity Plan participants. This estimated tax amount, including the tax gross-up, equals 2.50% of the present value of the Parity Plan benefit excluding the Portable Pension Account (as defined below) benefit, for which FICA taxes have already been paid. See "— Taxes" below.

Overview of Pension Plans

        FedEx maintains a tax-qualified, defined benefit pension plan called the FedEx Corporation Employees' Pension Plan (the "Pension Plan"). For 2008, the maximum compensation limit under a tax-qualified pension plan is $230,000. The Internal Revenue Code also limits the maximum annual benefits that may be accrued under a tax-qualified, defined benefit pension plan. In order to provide 100% of the benefits that would otherwise be denied certain management-level participants in the Pension Plan due to these limitations, FedEx also maintains a supplemental non-tax-qualified plan called the FedEx Corporation Retirement Parity Pension Plan (the "Parity Plan"). Benefits under the Parity Plan are general, unsecured obligations of FedEx.

        Effective May 31, 2003, FedEx amended the Pension Plan and the Parity Plan to add a cash balance feature, which is called the Portable Pension Account. Eligible employees as of May 31, 2003 had the option to make a one-time election to accrue future pension benefits under either the cash balance formula or the traditional pension benefit formula. In either case, employees retained all benefits previously accrued under the traditional pension benefit formula and continued to receive the benefit of future compensation increases on benefits accrued as of May 31, 2003. Eligible employees hired after May 31, 2003 accrue benefits exclusively under the Portable Pension Account.

        Beginning June 1, 2008, eligible employees who participate in the Pension Plan and the Parity Plan, including the named executive officers, will accrue all future pension benefits under the Portable Pension Account. In addition, benefits previously accrued under the Pension Plan and the Parity Plan using the traditional pension benefit formula were capped as of May 31, 2008, and those benefits will be payable beginning at retirement. Effective June 1, 2008, each participant in the Pension Plan and the Parity Plan who was age 40 or older on that date and who has an accrued traditional pension benefit will receive a transition compensation credit, as described in more detail below. Employees who elected in 2003 to accrue future benefits under the Portable Pension Account will continue to accrue benefits under that formula.

        The named executive officers also participate in FedEx's tax-qualified, defined contribution 401(k) retirement savings plans. Beginning January 1, 2008, the annual matching company contribution under each of FedEx's 401(k) plans is a maximum of 3.5% of eligible earnings. In order to provide 100% of the benefits that would otherwise be denied participants in the tax-qualified 401(k) plans due to certain limitations imposed by United States tax laws, effective June 1, 2008, Parity Plan participants, including the named executive officers, will receive additional Portable Pension Account compensation credits equal to 3.5% of any eligible earnings above the maximum compensation limit for tax-qualified plans ($230,000 for 2008).

        Normal retirement age for the majority of participants, including the named executive officers, under the Pension Plan and the Parity Plan is age 60. The traditional pension benefit under the Pension Plan for a participant who retires between the ages of 55 and 60 will be reduced by 3% for each year the participant receives his or her benefit prior to age 60.

Traditional Pension Benefit

        Under the traditional pension benefit formula, the Pension Plan and the Parity Plan provide 2% of the average of the five calendar years (three calendar years for the Parity Plan) of highest earnings during employment multiplied by years of credited service for benefit accrual up to 25 years. Eligible compensation for the traditional pension benefit under the Pension Plan and the Parity Plan for the named executive officers includes salary and annual incentive compensation.

        A named executive officer's capped accrued traditional pension benefit will be calculated using his years of credited service as of either May 31, 2003 or May 31, 2008, depending on whether he chose to accrue future benefits under the cash balance formula or the traditional pension benefit formula in 2003, and his eligible earnings history as of May 31, 2008.

Portable Pension Account

        For employees accruing benefits under the Portable Pension Account, the pension benefit accrued after May 31, 2003 is expressed as a notional cash balance account. For each plan year in which a participant is credited with a year of service, compensation credits are added based on the participant's age and years of service as of the end of the prior plan year and the participant's eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Compensation Credit
Less than 55	5%
55-64	6%
65-74	7%
75 or over	8%

        On May 31, 2007, the sum of age plus years of service for the four named executive officers who elected the Portable Pension Account feature in 2003 was as follows: Mr. Smith — 97; Mr. Graf — 80; Mr. Bronczek — 83; and Mr. Rebholz — 85. Eligible compensation under the Portable Pension Account feature for the named executive officers includes salary and annual incentive compensation.

        Transition compensation credits are an additional compensation credit percentage to be granted to participants in the Pension Plan and the Parity Plan who were age 40 or older on June 1, 2008 and who have an accrued benefit under the traditional pension benefit formula. For each plan year in which an eligible participant is credited with a year of service, transition compensation credits will be added based on the participant's age and years of service as of the end of the prior plan year and the participant's eligible compensation for the prior calendar year based on the following table:

Age + Service on May 31	Transition Compensation Credit*
Less than 55	2%
55-64	3%
65-74	4%
75 or over	5%

        *
        For years of credited service over 25, transition compensation credits are 2% per year.

        An eligible participant will receive transition compensation credits for five years (through May 31, 2013) or until he or she has 25 years of credited service, whichever is longer. For participants with 25 or more years of service, transition compensation credits are 2% per year and will cease as of May 31, 2013. An eligible participant's first transition compensation credit will be added to his or her Portable Pension Account on May 31, 2009.

        Interest credits are added to a participant's Portable Pension Account benefit at the end of each fiscal quarter (August 31, November 30, February 28 and May 31). The May 31 interest credit is added prior to the May 31 compensation credit or transition compensation credit (or additional compensation credit under the Parity Plan). Interest credits are based on the Portable Pension Account notional balance and a quarterly interest crediting rate, which is equal to the greater of (a) 1/4 of the one-year Treasury constant maturities rate for April of the preceding plan year plus 0.25% and (b) 1% (1/4 of 4%). The quarterly interest crediting rate, when compounded quarterly, cannot produce an annual rate greater than the average 30-year Treasury rate for April of the preceding plan year. In no event, however, will the quarterly interest crediting rate be less than 0.765%. Interest credits will continue to be added until the last day of the month before plan benefits are distributed. The quarterly interest-crediting rate for the plan year ended May 31, 2007 was 1.2416%. The quarterly interest-crediting rate for the plan year ended May 31, 2008 was 1.1958%.

Lump Sum Distribution

        Upon a participant's retirement, the traditional pension benefit under the Pension Plan is payable as a monthly annuity. Upon a participant's retirement or other termination of employment, an amount equal to the vested Portable Pension Account notional balance under the Pension Plan is payable to the participant in the form of a lump sum payment or an annuity.

        Through December 31, 2008, Parity Plan participants can elect to receive benefits accrued through December 31, 2004 as a single lump sum distribution. If a participant does not elect to receive a lump sum distribution, benefits accrued under the Parity Plan through December 31, 2004 will be paid as an annuity. All benefits accrued after December 31, 2004 under the Parity Plan are required to be paid to participants as a lump sum distribution.

        The lump sum payment of the traditional pension benefit under the Parity Plan was previously calculated based on the interest rate assumption used in the Pension Plan — i.e., the average 30-year Treasury rate for April of the preceding plan year. The Pension Protection Act of 2006 requires the use of a higher interest rate assumption for the Pension Plan beginning on June 1, 2008. In order to prevent substantial erosion of the traditional pension lump sum benefit under the Parity Plan, in June 2008 the Board of Directors approved an amendment to the Parity Plan to maintain the use of the average 30-year Treasury rate for April of the preceding plan year as the interest rate assumption for the Parity Plan. The traditional pension benefit provided to employees, including the named executive officers, under the Pension Plan was not adversely affected by the legislation because only a minimal lump sum ($1,000 or less) may be distributed under that plan.

        In accordance with United States tax law, this amendment required the elimination of the option for Parity Plan participants to receive their pre-December 31, 2004 benefits as a single lump sum distribution or as an annuity. Accordingly, all Parity Plan benefits will be paid as a single lump sum distribution beginning January 1, 2009.

 Taxes

        FedEx pays the FICA taxes attributable to the Parity Plan benefit on behalf of the participant, and reimburses the participant for any taxes resulting from the payment of such taxes. Under current law, Parity Plan benefits are subject to FICA taxes when they are definitely determinable. Benefits accrued under the Portable Pension Account formula are definitely determinable each year that a participant receives a compensation credit. Accordingly, to the extent the FICA taxes relate to the Portable Pension Account under the Parity Plan, they are due and the tax reimbursement payments are made as the benefits are accrued, and such payments to the applicable named executive officers are included in the "All Other Compensation" column of the Summary Compensation Table on page 39. Otherwise, an estimate of such payments is reflected in the "Present Value of Accumulated Benefit" column of the Pension Benefits table above.

        Because the traditional pension benefit under the Parity Plan has been capped as of May 31, 2008, such benefit will be definitely determinable in 2008. As a result, the entire present value of the Parity Plan traditional pension benefit of a participant, including each of the named executive officers, will be subject to FICA taxes in 2008.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

        This section provides information regarding payments and benefits to the named executive officers that would be triggered by termination of the officer's employment (including resignation, or voluntary termination; severance, or involuntary termination; and retirement) or a change of control of FedEx.

        Each of the named executive officers is an at-will employee and, as such, does not have an employment contract. In addition, if the officer's employment terminates for any reason other than retirement, death or permanent disability, any unvested stock options are automatically terminated and any unvested shares of restricted stock are automatically forfeited. Accordingly, there are no payments or benefits that are triggered by any termination event (including resignation and severance), other than retirement, death or permanent disability or termination after a change of control of FedEx.

Benefits Triggered by Retirement, Death or Permanent Disability – Stock Option and Restricted Stock Plans

         Retirement.    When an employee retires:

  •
  all restrictions applicable to the restricted shares held by the employee lapse (if retirement occurs at or after age 60), provided that the restrictions shall not lapse prior to the first anniversary of the date of award of the restricted shares);

  •
  all of the employee's unvested stock options granted prior to June 1, 2006 continue to vest according to their terms after retirement; and

  •
  all of the employee's unvested stock options granted on or after June 1, 2006 terminate.

        The following table quantifies for each named executive officer the value of his unvested restricted shares, the vesting of which would be accelerated upon retirement:

Benefits Triggered By Retirement

Name	Value of Unvested Restricted Shares ($)(1)
F.W. Smith	–
A.B. Graf, Jr.	1,409,032
D.J. Bronczek	1,811,639
T.M. Glenn	1,409,032
D.F. Rebholz	1,147,384

(1)
Computed by multiplying the price per share of FedEx's common stock by the number of unvested shares of restricted stock held by the officer (including 6,145 shares for each of Messrs. Graf and Glenn, 7,901 shares for Mr. Bronczek and 5,267 shares for Mr. Rebholz, which shares were granted on July 9, 2007 and could not otherwise vest in connection with the officer's retirement prior to July 9, 2008). The table assumes that the officer retired on May 31, 2008 (and that the officer was age 60 or above on such date) and that the price per share of FedEx's common stock was the closing market price on May 30, 2008 (which was $91.71).

        For information regarding retirement benefits under our pension plans, see "Fiscal 2008 Pension Benefits" on page 51.

         Death or Permanent Disability.    When an employee dies or becomes permanently disabled:

  •
  all restrictions applicable to the restricted shares held by the employee lapse, provided that the restrictions shall not lapse prior to the first anniversary of the date of award of the restricted shares; and

  •
  all of the employee's unvested stock options immediately vest.

        The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon death or permanent disability (assuming the officer died or became permanently disabled on May 31, 2008):

Benefits Triggered By Death or Permanent Disability

Name	Value of Unvested Restricted Shares ($)(1)	Value of Unvested Stock Options ($)(2)	Total ($)
F.W. Smith	–	1,784,031	1,784,031
A.B. Graf, Jr.	1,409,032	250,279	1,659,311
D.J. Bronczek	1,811,639	286,658	2,098,297
T.M. Glenn	1,409,032	215,004	1,624,036
D.F. Rebholz	1,147,384	143,329	1,290,713

(1)
Computed by multiplying the closing market price per share of FedEx's common stock on May 30, 2008 (which was $91.71) by the number of unvested shares of restricted stock held by the officer as of May 31, 2008 (including 6,145 shares for each of Messrs. Graf and Glenn, 7,901 shares for Mr. Bronczek and 5,267 shares for Mr. Rebholz, which shares were granted on July 9, 2007 and could not otherwise vest in connection with the officer's death or permanent disability prior to July 9, 2008).

(2)
Represents the difference between the closing market price per share of FedEx's common stock on May 30, 2008 (which was $91.71) and the exercise price of each unvested option held by the officer as of May 31, 2008.

        In addition, FedEx provides each named executive officer with:

  •
  $1,500,000 of group term life insurance coverage ($700,000 for Mr. Rebholz); and

  •
  A supplemental long-term disability program, with a monthly benefit (other than for Mr. Rebholz) equal to the difference between 60% of the officer's basic monthly earnings and $10,000 (provided the officer continues to meet the definition of disability, these benefits generally continue until age 65). Mr. Rebholz's monthly long-term disability benefit is $18,000.

Benefits Triggered by Change of Control or Termination After Change of Control – Stock Option and Restricted Stock Plans and Management Retention Agreements

         Stock Options and Restricted Stock.    Our stock option plans provide that, in the event of a change of control (as defined in the plans; see page B-7 in Appendix B for the "change of control" definition used in the plans), each holder of an unexpired option under any of the plans has the right to exercise such option without regard to the date such option would first be exercisable. This right continues, with respect to holders whose employment with FedEx terminates following a change of control, for a period of twelve months after such termination or until the option's expiration date, whichever is sooner.

        Our restricted stock plans provide that, in the event of a change of control (as defined in the plans; see page B-7 in Appendix B for the "change of control" definition used in the plans), depending on the change of control event, either (i) the restricted shares will be canceled and FedEx shall make a cash payment to each holder in an amount equal to the product of the highest price per share received by the holders of FedEx's common stock in connection with the change of control multiplied by the number of restricted shares held or (ii) the restrictions applicable to any such shares will immediately lapse.

        The following table quantifies for each named executive officer the value of his unvested restricted shares and stock options, the vesting of which would be accelerated upon a change of control (assuming that the change of control occurred on May 31, 2008 and that the highest price per share received by FedEx's stockholders in connection with the change of control was the closing market price on May 30, 2008, which was $91.71):

Benefits Triggered By Change of Control(1)

Name	Value of Unvested Restricted Shares ($)(2)	Value of Unvested Stock Options ($)(3)	Total ($)
F.W. Smith	–	1,784,031	1,784,031
A.B. Graf, Jr.	1,409,032	250,279	1,659,311
D.J. Bronczek	1,811,639	286,658	2,098,297
T.M. Glenn	1,409,032	215,004	1,624,036
D.F. Rebholz	1,147,384	143,329	1,290,713

(1)
As discussed below, the officer is also entitled under his MRA (as defined below) to a three-year employment agreement upon a change of control and certain guaranteed compensation and benefits during the term of the three-year employment period.

(2)
Computed by multiplying the closing market price per share of FedEx's common stock on May 30, 2008 (which was $91.71) by the number of unvested shares of restricted stock held by the officer as of May 31, 2008.

(3)
Represents the difference between the closing market price per share of FedEx's common stock on May 30, 2008 (which was $91.71) and the exercise price of each unvested option held by the officer as of May 31, 2008.

         Management Retention Agreements.    FedEx has entered into Management Retention Agreements ("MRAs") with each of its executive officers, including the named executive officers. The purpose of the MRAs is to secure the executives' continued services in the event of any threat or occurrence of a change of control (as defined in the MRAs; such term has the same meaning as used in FedEx's equity compensation plans — see page B-7 in Appendix B). The terms and conditions of the MRAs with the named executive officers are summarized below.

         Term.    Each MRA renews annually for consecutive two-year terms, unless FedEx gives six months' prior notice that the agreement will not be extended. The non-extension notice may not be given at any time when the Board of Directors has knowledge that any person has taken steps reasonably calculated to effect a change of control of FedEx.

         Employment Period.    Upon a change of control, the MRA immediately establishes a three-year employment agreement with the executive officer. During the employment period, the officer's position (including status, offices, titles and reporting relationships), authority, duties and responsibilities may not be materially diminished.

         Compensation.    During the three-year employment period, the executive officer receives base salary (no less than his highest base salary over the twelve-month period prior to the change of control) and annual incentive compensation (no less than his average annual incentive compensation over the three-year period prior to the change of control). The executive officer also receives incentive (including long-term performance bonus), savings and retirement plan benefits, expense reimbursement, fringe benefits, office and staff support, welfare plan benefits and vacation benefits. These benefits must be no less than the benefits the officer had during the 90-day period immediately prior to the change of control.

         Termination.    The MRA terminates immediately upon the executive officer's death, voluntary termination or retirement. FedEx may terminate the MRA for disability, as determined in accordance with the procedures under FedEx's long-term disability benefits plan. Once disability is established, he receives 180 days' prior notice of termination. FedEx also may terminate the officer's MRA for "cause" (which includes any act of dishonesty by the officer intended to result in substantial personal enrichment, the conviction of the officer of a felony and certain material violations by the officer of his obligations under the MRA).

         Benefits for Qualifying Termination.    A "qualifying termination" is a termination of the executive's employment by FedEx other than for cause, disability or death or by the officer for "good reason" (principally relating to assignment of duties inconsistent with the officer's position or reductions in compensation).

        In the event of a qualifying termination, the executive officer will receive: (i) a lump sum cash payment equal to three times his annual compensation, which includes his base salary, target annual incentive compensation and target long-term incentive compensation; (ii) a lump sum cash payment equal to a pro rata portion of his target payments under the annual and long-term incentive compensation plans then in effect based on the proportion of the applicable one- or three-fiscal-year plan period during which he was employed; and (iii) a lump sum cash payment equal to the excess of the benefit that would be accrued under FedEx's pension and parity plans based on an additional 36 months of age and service over what was actually earned as of the date of termination.

        For a period ending on the earliest of (i) 36 months following the termination date, (ii) the commencement of equivalent benefits from a new employer, or (iii) the date on which the executive officer reaches age 60, FedEx agrees to keep in force each plan and policy providing medical, accidental death, disability and life coverage to the officer and his dependents with the same level of coverage and the same terms as each policy and plan in effect immediately prior to the termination date. For a period of 12 months following the termination date, FedEx agrees to provide, at its expense, executive level outplacement assistance to the officer by a nationally recognized outplacement firm acceptable to the officer.

        FedEx agrees to pay any taxes incurred by the officer for any payment, distribution or other benefit (including any acceleration of vesting of any benefit) received or deemed received by the officer from FedEx that triggers certain excise taxes.

        In exchange for these benefits, the executive officer has agreed that, for the one-year period following his termination, he will not own, manage, operate, control or be employed by any enterprise that competes with FedEx or any of its affiliates.

        The following table quantifies for each named executive officer the payments and benefits triggered by a qualifying termination of the officer immediately following a change of control (assuming that the change of control and qualifying termination occurred on May 31, 2008 and that the highest price per share received by FedEx's stockholders in connection with the change of control was the closing market price on May 30, 2008, which was $91.71):

Payments and Benefits Triggered By Termination After Change of Control

Name	Lump Sum Cash Payment – 3x Base Salary and Target Compensation Under Non-Equity Incentive Plans ($)	Lump Sum Cash Payment – Prorated Target Compensation Under Non-Equity Incentive Plans ($)	Lump Sum Cash Payment – Additional 36 Months Under Pension Plans ($)	Health and Welfare Benefits ($)	Outplacement Assistance ($)(1)	Tax Reimbursement Payments ($)	Total ($)
F.W. Smith	17,400,396	7,865,292	1,312,928	–	265,445	–	26,844,061
A.B. Graf, Jr.	7,395,870	2,762,506	671,067	45,832	167,015	–	11,042,290
D.J. Bronczek	8,656,536	3,442,756	739,999	77,322	174,410	–	13,091,023
T.M. Glenn	6,993,471	2,698,969	616,744	185,181	153,955	–	10,648,320
D.F. Rebholz	6,575,085	2,316,679	614,262	44,934	161,878	–	9,712,838

(1)
The assumed value of outplacement assistance is 18.5% of the officer's base salary.

DIRECTORS' COMPENSATION

Outside Directors' Compensation

        Non-management (outside) directors are paid:

  •
  a quarterly retainer of $19,375;

  •
  $2,000 for each in-person Board meeting attended; and

  •
  $2,000 for each in-person committee meeting attended.

        Outside directors who attend a Board or committee meeting telephonically are paid 75% of the applicable in-person meeting fee.

        For fiscal 2009, chairpersons of the Compensation, Nominating & Governance and Information Technology Oversight Committees will be paid an additional annual fee of $13,500 (such fee was $12,500 in fiscal 2008). The Audit Committee chairperson will be paid an additional annual fee of $22,500 (such fee was $20,000 in fiscal 2008). Each outside director who is elected at the annual meeting will receive a stock option for 4,400 shares of common stock on the date of the 2008 annual meeting. Any outside director appointed to the Board after the 2008 annual meeting will receive a stock option for 4,400 shares of common stock upon his or her appointment.

        Frederick W. Smith, the only director who is also a FedEx employee, receives no additional compensation for serving as a director.

        The Compensation Committee annually reviews director compensation, including, among other things, comparing FedEx's director compensation practices with those of other companies with annual revenues greater than $10 billion. Before making a recommendation regarding director compensation to the Board, the Compensation Committee considers that the directors' independence may be compromised if compensation exceeds appropriate levels or if FedEx enters into other arrangements beneficial to the directors.

Retirement Plan for Outside Directors

        In July 1997, the Board of Directors of FedEx Express (FedEx's predecessor) voted to freeze the Retirement Plan for Outside Directors (that is, no further benefits would be earned under this plan). Concurrent with the freeze, the Board amended the plan to accelerate the vesting of the benefits for each outside director who was not yet vested under the plan. This plan is unfunded and any benefits under the plan are general, unsecured obligations of FedEx. Once all benefits are paid from the plan, it will be terminated.

        The retirement benefit under the plan is based on the annual retainer fee for outside directors at the time the plan was frozen ($40,000) and the years of credited service of an outside director on the Board at that time. The benefit is calculated as an annual amount equal to 10% for each year of credited service up to 100% of the annual retainer fee at the time the plan was frozen. For example, an outside director with two years of credited service has an annual benefit equal to $8,000 (20% of $40,000), and an outside director with ten or more years of credited service has an annual benefit equal to $40,000 (100% of $40,000).

        An outside director's annual benefit is payable for no less than ten years and no more than fifteen years based on the director's years of credited service. Under the plan, an outside director with ten or fewer years of credited service is entitled to ten years of payments, and a director with fifteen or more years of credited service is entitled to fifteen years of payments (no outside director entitled to benefits under the plan has between eleven and fourteen years of credited service under the plan). For example, an outside director with nine years of credited service is entitled to receive payments of $36,000 ($40,000 × 90%) for ten years. An outside director with fifteen years of credited service is entitled to receive payments of $40,000 for fifteen years.

        An outside director covered under the plan is entitled to a retirement benefit beginning as of the first day of the fiscal quarter of FedEx next following the date of termination of his or her directorship or the date such director attains age 60, whichever is later. This benefit is an annual amount, calculated as set forth above, payable in quarterly installments for the applicable number of years based on the director's years of credited service or, at the director's election, as a lump-sum distribution computed based on the applicable discount rate in effect as of the date of distribution under the Pension Plan.

        Charles T. Manatt was elected to the Board of Directors at the 2004 annual meeting of stockholders. Mr. Manatt previously served as a director of FedEx (and its predecessor, FedEx Express) from 1989 until his resignation in December 1999 to become the United States Ambassador to the Dominican Republic. In accordance with the terms of the plan and based on his nine years of credited service, Mr. Manatt is being paid a retirement benefit of $36,000 per year, payable for a total of ten years in quarterly installments. The payments to Mr. Manatt under this plan will end in December 2009 unless Mr. Manatt elects, in accordance with the terms of the plan, to be paid a lump-sum amount for the remaining installments.

        The following table sets forth for each of the current directors entitled to receive future benefits under the plan the director's years of credited service, the director's annual benefit amount and the number of years such amount is payable (if the director does not elect to receive the plan benefit as a single lump-sum distribution):

Name	Years of Credited Service	Annual Benefit Amount ($)	Duration of Payments in Years
J.L. Estrin	10	40,000	10
P. Greer	15	40,000	15
J.R. Hyde, III	15	40,000	15
J.I. Smith	9	36,000	10
P.S. Walsh	2	8,000	10
P.S. Willmott	15	40,000	15

Fiscal 2008 Director Compensation

        The following table sets forth information regarding the compensation of FedEx's non-employee (outside) directors for the fiscal year ended May 31, 2008:

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)(2)(3)	All Other Compensation ($)		Total ($)
J.L. Barksdale	86,625	117,544	–		204,169
A.A. Busch IV	74,625	117,544	–		192,169
J.A. Edwardson	100,125	117,544	–		217,669
J.L. Estrin	89,125	117,544	–		206,669
J.K. Glass(4)	18,610	40,808	–		59,418
P. Greer	90,125	117,544	–		207,669
J.R. Hyde, III	74,125	117,544	–		191,669
S.A. Jackson	86,625	117,544	–		204,169
S.R. Loranger	80,125	117,544	–		197,669
G.W. Loveman	66,228	76,736	–		142,964
C.T. Manatt	77,625	117,544	36,000	(5)	231,169
J.I. Smith	80,125	117,544	–		197,669
P.S. Walsh	74,625	117,544	–		192,169
P.S. Willmott	101,625	117,544	–		219,169

(1)
The amounts included in this column reflect the value of option awards that were recognized as an expense for financial statement reporting purposes in fiscal 2008, calculated pursuant to FAS 123R, excluding any estimate of forfeitures. Accordingly, the column includes amounts relating to awards granted during and prior to fiscal 2008 (except with respect to Mr. Glass and Mr. Loveman). The following table sets forth each option award represented in the column (except with respect to Mr. Glass and Mr. Loveman) and the amount included for each such award. The amount shown for Mr. Loveman represents the value of awards granted to him in fiscal 2008 only, as he was not a director in the prior year, and the amount shown for Mr. Glass represents the value of awards granted to him in fiscal 2007 only, as he retired as a director at the 2007 annual meeting. Assumptions used in the calculation of these amounts for fiscal 2008 and 2007 are included in note 1 to the Summary Compensation Table on page 39.

Date of Award	Number of Shares Underlying Options (#)	Amount Included in Fiscal 2008 ($)
9/25/2006	4,400	40,808
9/24/2007	4,400	76,736

		117,544

(2)
On September 24, 2007, each current outside director received a stock option for 4,400 shares of common stock. The full grant date fair value of each such option, computed in accordance with FAS 123R, was $112,341.

(3)
The following table sets forth the aggregate number of outstanding stock options held by each current outside director at May 31, 2008:

Name	Options Outstanding
J.L. Barksdale	27,200
A.A. Busch IV	30,550
J.A. Edwardson	35,200
J.L. Estrin	67,200
P. Greer	51,200
J.R. Hyde, III	67,200
S.A. Jackson	29,200
S.R. Loranger	8,800
G.W. Loveman	4,400
C.T. Manatt	20,200
J.I. Smith	32,200
P.S. Walsh	47,200
P.S. Willmott	35,200
(4)
J. Kenneth Glass retired as a director at the 2007 annual meeting. At May 31, 2008, Mr. Glass held options to purchase 22,800 shares of FedEx common stock.

(5)
Represents Mr. Manatt's retirement benefit under the Retirement Plan for Outside Directors. For additional information, see "— Retirement Plan for Outside Directors" above.

PROPOSAL 2 – ADOPTION OF AMENDMENT TO FEDEX'S INCENTIVE STOCK PLAN
TO INCREASE THE NUMBER OF OPTION SHARES AND RESTRICTED SHARES
ISSUABLE UNDER THE PLAN

        FedEx's stockholders are being asked to approve an amendment to the FedEx Corporation Incentive Stock Plan (as amended, the "Plan"), which will:

  •
  increase the number of shares of FedEx common stock issuable pursuant to stock options under the Plan by 10,000,000 shares; and

  •
  increase the number of shares of FedEx common stock issuable pursuant to restricted stock grants under the Plan by 300,000 shares.

        FedEx's Board of Directors believes that increasing the number of option shares and restricted shares issuable under the Plan is necessary to allow FedEx to continue to utilize stock options and restricted stock awards to retain and attract the services of key individuals essential to FedEx's long-term growth and financial success. FedEx relies on stock options and restricted stock awards to retain and attract key employees and other individuals and believes that such equity incentives are necessary for FedEx to remain competitive with regard to retaining and attracting qualified individuals.

        In furtherance of these objectives, the Board of Directors, upon the recommendation of the Compensation Committee, adopted the amendment described above on June 2, 2008, subject to approval by the stockholders at the annual meeting.

Number of Shares That May Be Awarded and Outstanding Awards Under All Plans

        As of August 4, 2008:

  •
  Prior to the requested increase, under the Plan, 1,759,055 shares remained available for issuance pursuant to future stock option awards and 301,027 shares remained available for issuance pursuant to future restricted stock grants;

  •
  An aggregate 97,671 shares remained available under FedEx's 1999 and 2002 Stock Incentive Plans for issuance pursuant to future stock option awards; and

  •
  252,331 shares remained available for issuance pursuant to future restricted stock grants under FedEx's 2001 Restricted Stock Plan (only treasury shares may be issued under this plan).

        The number of shares that may be issued under these plans is subject to adjustment in the event of a stock split, stock dividend, recapitalization or other corporate reorganization. To the extent any shares of common stock covered by an award under any of the plans are forfeited, not issued or cease to be issuable for any reason, including, without limitation, because the award is terminated or canceled or expires unexercised, then the shares of common stock subject to such award may again be used for further awards.

        The following table sets forth the number of shares available for future issuance pursuant to stock option and restricted stock awards under FedEx's stock option and restricted stock plans as of August 4, 2008, both before and after the requested increase to shares available under the Plan, together with the equity dilution represented by such shares as a percentage of the shares of FedEx common stock outstanding as of August 4, 2008:

	Total Number of Shares Available for Future Awards	Percentage of Outstanding Shares	Shares Available Only for Restricted Stock Awards(1)	Shares Available Only for Stock Option Awards(1)
Shares available for future awards under all plans before requested increase	2,410,084	0.77%	553,358	1,856,726
Requested increase to shares available under the Plan	10,300,000	3.31%	300,000	10,000,000

Shares available for future awards under all plans after requested increase	12,710,084	4.08%	853,358	11,856,726

(1)
These share amounts are included in "Total Number of Shares Available for Future Awards."

        As of August 4, 2008, there were 18,442,595 shares of common stock issuable pursuant to the exercise of outstanding stock options with a weighted-average exercise price of $79.39, and 450,450 unvested shares of restricted stock. Approximately 48% of all stock options outstanding on August 4, 2008 (i) were exercisable and (ii) had exercise prices below the closing price on that date ($78.67). Approximately 24% of the outstanding options on that date (i) were exercisable, (ii) had exercise prices below the closing price on that date and (iii) had been outstanding for six or more years. The following table sets forth certain other information relating to stock options outstanding on August 4, 2008:

	Number of Shares Issuable Pursuant to Outstanding Stock Options	Weighted-Average Exercise Price	Weighted-Average Remaining Years of Contractual Life
In-the-money options outstanding for six or more years	4,514,963	$45.77	2.66
All options outstanding less than six years	13,927,632	$90.30	7.32
Underwater options outstanding for six or more years	–	N/A	N/A

Purpose of the Plan

        The purpose of the Plan is to promote the long-term success of FedEx and its subsidiaries and to increase stockholder value by:

  •
  retaining and attracting key employees and directors of outstanding ability;

  •
  encouraging key employees and directors to focus on long-range objectives; and

  •
  further aligning the interests of key employees and directors with the interests of the stockholders.

        A summary of the Plan is set forth below. This summary is, however, qualified by and subject to the more complete information set forth in the Plan, as proposed to be amended, a copy of which is attached as Appendix B.

Administration of the Plan

        The Plan is administered by those members (the "Committee"), not less than two, of the Compensation Committee of the Board of Directors, each of whom is both an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and a "non-employee director" as defined in Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee, subject to the provisions of the Plan:

  •
  selects persons to receive awards from among those eligible;

  •
  determines the types of awards and the number of shares of common stock covered by such awards;

  •
  establishes the terms, conditions, restrictions and other provisions of awards; and

  •
  amends, modifies, cancels or suspends awards.

        The Committee has authority to interpret the Plan and all agreements and other instruments relating to awards, to adopt, amend and rescind rules for the administration of the Plan and to make such other determinations and take such other actions that it deems necessary or advisable for the effective administration of the Plan.

Types of Awards

        The Committee may award restricted shares of FedEx common stock and options to purchase shares of FedEx common stock under the Plan.

 Number of Shares That May Be Awarded

        Excluding the proposed amendment, the Plan authorizes FedEx to grant:

  •
  options to purchase for cash an aggregate of not more than 12,500,000 shares of FedEx common stock; and

  •
  restricted stock awards of not more than 1,250,000 shares of FedEx common stock.

The amendment would increase the aggregate number of shares of FedEx common stock issuable pursuant to stock options to 22,500,000, and the aggregate number of restricted shares that may be granted to 1,550,000. The number of shares that may be issued under the Plan is subject to adjustment in the event of a stock split, stock dividend, recapitalization or other corporate reorganization. The Plan provides that no person may be granted options for more than 600,000 shares during any fiscal year.

        The Plan provides for the use of authorized but unissued shares or treasury shares. To the extent any shares of common stock covered by an award under the Plan are forfeited, not issued or cease to be issuable for any reason, including, without limitation, because the award is terminated or canceled or expires unexercised, then the shares of common stock subject to such award may again be used for further awards under the Plan.

Term of the Plan

        The Plan became effective on September 29, 2003, and was amended at the 2004 and 2005 annual meetings of stockholders on September 27, 2004 and September 26, 2005, respectively. The Compensation Committee also approved amendments to the Plan on January 8, 2006 and June 1, 2008. The proposed Plan amendment will become effective when approved by the stockholders. Unless the Plan is earlier terminated in accordance with its provisions, no awards will be made under the Plan after May 31, 2013, but outstanding options and restrictions on restricted shares issued under the Plan may extend beyond that date.

Eligibility to Receive Awards

        Unless otherwise determined by the Committee, awards of restricted stock and stock options may be made to key employees, including approximately 310 officers, of FedEx and its subsidiaries, as may be designated by the Committee. In addition, non-employee directors may receive stock options as set forth in the Plan, but are not eligible to receive restricted stock awards.

Provisions Applicable to Restricted Stock Awards

         Terms, Conditions and Restrictions.    The Committee has authority to establish the terms, conditions, restrictions and other provisions of each restricted stock award. Unless otherwise specified by the Committee, restricted shares shall be restricted for a period of at least one year and not more than ten years. Except as otherwise provided in the Plan or determined by the Committee, the recipient of restricted shares must remain employed by FedEx or a subsidiary during the restriction period or otherwise forfeit all right, title and interest in and to the restricted shares. Until such time as the restrictions on the restricted shares terminate, FedEx or its designee will hold such restricted shares in escrow on the recipient's behalf.

         Agreements, Certificates and Stock Legends.    A restricted stock award will be evidenced by a written agreement, in such form as may be specified by the Committee, issued by FedEx and setting forth the terms, conditions, restrictions and other provisions of the award. Shares of restricted stock may be represented by certificates or be uncertificated. Any certificates for restricted shares may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which the shares are subject.

         Rights with Respect to Shares.    The recipient of a restricted stock award has all rights of ownership with respect to such underlying shares, including the right to vote such shares and to receive any dividends paid thereon, subject, however, to the provisions of the Plan, the agreement relating to the award and, if such shares are represented by a certificate, any legend on the certificate for such shares. Any additional shares of FedEx common stock received incident to the ownership of restricted shares, as a result of a stock dividend, stock split, merger or otherwise, will also be restricted and be subject to the same restrictions and, if such shares are represented by a certificate, bear the same legend as the original restricted shares.

         Transferability Restrictions.    During the applicable restriction period, restricted shares may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner.

         Lapse of Restrictions.    Unless otherwise determined by the Committee, the restrictions applicable to restricted shares terminate with respect to such shares on the earliest to occur of:

  •
  the specified expiration of the restriction period (including upon a change of control),

  •
  the recipient's retirement at or after the age of 60,

  •
  the recipient's permanent disability, or

  •
  the recipient's death,

provided that, in the event of the recipient's retirement at or after the age of 60 or permanent disability, the restrictions will not terminate prior to six months after the date of award, unless otherwise specified by the Committee. If a recipient retires at or after the age of 55, but before the age of 60, the restrictions will continue until the earlier of the specified expiration of the restriction period, the recipient's permanent disability or the recipient's death.

         Tax Reimbursement.    At the Committee's discretion, FedEx may make a tax reimbursement cash payment in favor of an award recipient in connection with the tax consequences resulting from the restricted stock award, the lapse of restrictions on the restricted shares or the payment by the recipient of any taxes related thereto, subject to any conditions the Committee may specify.

Provisions Applicable to Stock Options

         Exercise Price.    The Committee may grant options to purchase FedEx common stock for cash at a price not less than the fair market value of the shares, which is equal to the average of the high and low prices of the common stock on the New York Stock Exchange on the grant date. The closing price of FedEx's common stock on August 4, 2008 was $78.67.

         Term of Options; Incentive Stock Options.    Unless otherwise determined by the Committee, options may not be exercised later than ten years after the grant date. Subject to the limitations imposed by the provisions of the Code, certain of the options granted under the Plan may be designated "incentive stock options."

         Written Agreement.    Each stock option granted under the Plan will be evidenced by a written agreement, in such form as may be specified by the Committee, issued by FedEx and setting forth the terms, conditions and other provisions of the stock option, including the number of shares covered by the stock option, the exercise price per share, the term of the stock option and the vesting schedule. A recipient of a stock option award may not exercise the stock option until he or she executes and delivers such agreement to FedEx.

         Transferability Restrictions.    A stock option issued under the Plan by its terms will be personal, and may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent and distribution.

         Rights After Termination of Employment.    Unless otherwise determined by the Committee:

  •
  No option may be exercised after termination of an optionee's employment or directorship for any reason other than death, disability or retirement.

  •
  Effective with respect to stock options granted on or after June 1, 2006, if an optionee retires, such optionee's option will cease to vest and may be exercised solely to the extent exercisable at the time of the optionee's retirement until the expiration of the stated period of the option.

  •
  If an optionee's employment or directorship terminates by reason of permanent disability, such optionee's option immediately vests and may be exercised for a period of twenty-four months after such termination date (except no option may be exercised less than six months from the grant date) or until the expiration of the option, whichever period is shorter.

  •
  If an optionee dies after retirement or within the twenty-four month period following termination by reason of disability, the optionee's option may be exercised by the optionee's legal representative, to the extent to which it was exercisable at the time of death, for a period of twelve months from the date of death or until the expiration of the option, whichever period is shorter.

  •
  If an optionee dies while an employee or director, such optionee's options immediately vest and may be exercised by the optionee's legal representative for a period of twelve months from the date of death or until the expiration of the option, whichever period is shorter.

         Payment of Exercise Price.    Because the options are to be granted as incentives, FedEx will not receive any cash consideration for granting options. Payment in full of the option price in cash must be made upon exercise of any option.

         Cancellation of Outstanding Options.    The Committee may revoke and cancel any outstanding options which, in the aggregate, would create a significant adverse effect on FedEx's financial statements if the Financial Accounting Standards Board subjects such options to new accounting rules.

Stock Option Grants to Non-Employee Directors

        The Committee may grant to each non-employee director who is elected at or who remains in office following an annual meeting, immediately following such meeting, an option to purchase such number of shares of FedEx common stock as shall be determined by the Committee. Each non-employee director who is elected or appointed a director other than at an annual meeting may be granted upon such election or appointment an option to purchase such number of shares of FedEx common stock as shall be determined by the Committee. Options granted to non-employee directors cannot be exercised earlier than one year from the grant date.

Tax Withholding

        All distributions under the Plan, including the grant of any awards and the issuance of common stock pursuant to an award, are subject to the withholding of all applicable taxes. The Committee may condition the delivery of any award or the issuance of any common stock pursuant to an award on the satisfaction of applicable withholding obligations. FedEx does not withhold shares or permit a Plan participant to exchange shares in order to satisfy a tax withholding obligation.

Repricing and Discounting Prohibited

        The Plan prohibits the repricing of outstanding options (including, without limitation, by canceling an outstanding option and replacing such option with a new option with a lower exercise price) and the granting of discounted options.

Loans Prohibited

        FedEx will not loan funds to an optionee for the purpose of paying the exercise price associated with a stock option issued under the Plan or for the purpose of paying any taxes associated with the issuance, exercise or vesting of any award under the Plan.

Change of Control

        Upon the occurrence of a "change of control" (as defined in the Plan): (i) depending on the change of control event, restricted shares will either be canceled and FedEx shall make a cash payment to the holders in an amount equal to the highest price per share received by the holders of FedEx's common stock in connection with the change of control multiplied by the number of restricted shares held, with any non-cash consideration to be valued in good faith by the Committee, or the restrictions applicable to any such shares will immediately lapse; and (ii) all outstanding stock options will become fully vested and immediately exercisable. Any option holder whose employment or directorship terminates following a change of control may exercise his or her option for a period ending on the earlier of the date of expiration of such option or the date that is twelve months after the termination of employment or directorship.

Termination and Amendment of the Plan

        The Board of Directors or the Committee may suspend or terminate the Plan at any time and the Committee may amend or modify the Plan and amend, cancel or suspend any award made under the Plan at any time; provided, however, that without the consent of the recipients affected, no such suspension, termination, cancellation, amendment or modification may materially impair the rights of such recipients with respect to awards previously granted, except as provided in the Plan. Certain amendments and modifications as specified in the Plan, including an amendment to increase the number of shares issuable under the Plan or to reprice outstanding stock options, may not be made, however, without the requisite vote of FedEx's stockholders.

Benefits to Named Executive Officers and Others

        The following table sets forth with respect to each named executive officer listed in the Summary Compensation Table on page 39 and each group listed below (i) the number of shares of common stock issuable pursuant to stock options granted under the Plan and (ii) the number of restricted shares of common stock awarded under the Plan, in each case since the Plan's inception on September 29, 2003 through August 4, 2008. The table includes stock option and restricted stock awards made under the Plan from September 29, 2003 through August 4, 2008. It does not include any grants made during this same period under any of FedEx's other stock option or restricted stock plans.

	Option Shares Granted Since Adoption of Plan	Restricted Shares Granted Since Adoption of Plan
F.W. Smith	829,150	–
A.B. Graf, Jr.	117,335	31,610
D.J. Bronczek	133,110	40,639
T.M. Glenn	104,835	31,610
D.F. Rebholz	92,055	25,337
All current executive officers as a group	1,549,710	206,085
All non-employee directors as a group	179,200	–
All employees, including all current officers who are not executive officers, as a group	9,717,565	788,850

New Plan Benefits

        Any future awards granted to eligible participants under the Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time.

Foreign Jurisdictions

        In order to foster and promote achievement of the material purposes of the Plan in foreign jurisdictions and to fairly accommodate for differences in local law, tax policy or custom, the Committee may modify the terms of the Plan or provide additional terms. These modifications or additional terms may be reflected in sub-plans, supplements or alternative versions of the Plan.

Federal Income Tax Consequences

        The following is a brief description of the material United States federal income tax consequences associated with awards under the Plan. It is based on existing United Sates laws and regulations, and there can be no assurance that those laws and regulations will not change in the future. Tax consequences in other countries may vary.

         Restricted Stock.    Restricted stock is not taxable to a recipient at the time of grant, but instead is included in ordinary income (at its then fair market value) when the restrictions lapse. A recipient may elect, however, to recognize income at the time of grant, in which case the fair market value of the restricted shares at the time of grant is included in ordinary income and there is no further income recognition when the restrictions lapse. FedEx is entitled to a tax deduction in an amount equal to the ordinary income recognized by the recipient.

        A recipient's tax basis for restricted shares will be equal to the amount of ordinary income recognized by the recipient. The recipient will recognize capital gain (or loss) on a sale of the restricted stock if the sale price exceeds (or is lower than) such basis. The holding period for restricted shares for purposes of characterizing gain or loss on the sale of any shares as long- or short-term commences at the time the recipient recognizes ordinary income pursuant to an award.

         Stock Options.    Neither incentive stock option grants nor non-qualified stock option grants cause any tax consequences to the optionee or FedEx. Upon the exercise of a non-qualified stock option, the excess of the market value of the shares acquired over their exercise price is ordinary income to the optionee and is deductible by FedEx. The optionee's tax basis for the shares is the market value thereof at the time of exercise. Any gain or loss realized upon a subsequent disposition of the stock will generally constitute capital gain.

        Upon the exercise of an incentive stock option, the optionee will not realize taxable income, but the excess of the fair market value of the stock over the exercise price may give rise to alternative minimum tax. When the stock acquired upon exercise of an incentive stock option is subsequently sold, the optionee will recognize income equal to the difference between the sales price and the exercise price of the option. If the sale occurs after the expiration of two years from the grant date and one year from the exercise date, the income will constitute long-term capital gain. If the sale occurs prior to that time, the optionee will recognize ordinary income to the extent of the lesser of the gain realized upon the sale or the difference between the fair market value of the acquired stock at the time of exercise and the exercise price; any additional gain will constitute capital gain. FedEx will be entitled to a deduction in an amount equal to the ordinary income recognized by the optionee. If the optionee exercises an incentive stock option more than three months after his or her termination of employment due to retirement or more than twelve months after his or her termination of employment due to permanent disability, he or she is deemed to have exercised a non-qualified stock option.

        Compensation realized by optionees on the exercise of non-qualified stock options or the disposition of shares acquired upon exercise of any incentive stock options is considered performance-based compensation under the Code and not subject to the $1,000,000 deductibility limit of Section 162(m) of the Code.

Vote Required for Approval

        The affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote is required to approve the amendment to the Plan.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

EQUITY COMPENSATION PLANS

Equity Compensation Plans Approved by Stockholders

        Stockholders approved FedEx's 1993, 1995, 1997, 1999 and 2002 Stock Incentive Plans, as amended, and FedEx's Incentive Stock Plan, as amended. Although options are still outstanding under the 1993, 1995 and 1997 plans, no shares are available under these plans for future grants.

Equity Compensation Plans Not Approved by Stockholders

        FedEx's 2001 Restricted Stock Plan, as amended, was approved by the Board of Directors, but was not approved by the stockholders. Under the terms of this plan, key employees may receive restricted shares of common stock as determined by the Compensation Committee. Only treasury shares may be issued under this plan. Restrictions on the shares typically expire over four years from the award date. Holders of restricted shares are entitled to vote such shares and to receive any dividends paid on FedEx common stock.

        In connection with its acquisition of Caliber System, Inc. in January 1998, FedEx assumed Caliber's officers' deferred compensation plan. This plan was approved by Caliber's board of directors, but not by Caliber's or FedEx's stockholders. Following FedEx's acquisition of Caliber, Caliber stock units under the plan were converted to FedEx common stock equivalent units. In addition, the employer's 50% matching contribution on compensation deferred under the plan was made in FedEx common stock equivalent units. Subject to the provisions of the plan, distributions to participants with respect to their stock units may be paid in shares of FedEx common stock on a one-for-one basis. Effective January 1, 2003, no further deferrals or employer matching contributions will be made under the plan. Participants may continue to acquire FedEx common stock equivalent units under the plan, however, pursuant to dividend equivalent rights.

Summary Table

        The following table sets forth certain information as of May 31, 2008 with respect to compensation plans under which shares of FedEx common stock may be issued. This table does not include the additional shares of common stock that may be issued under FedEx's Incentive Stock Plan if the Plan amendment is approved by the stockholders at the annual meeting.

Equity Compensation Plan Information

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Shares Reflected in the First Column)
Equity compensation plans approved by stockholders	16,600,694	(1)	$78.35	4,179,216	(2)
Equity compensation plans not approved by stockholders	8,961	(3)	N/A	252,331	(4)

Total	16,609,655		$78.35	4,431,547

(1)
Represents shares of common stock issuable upon exercise of outstanding options granted under FedEx's stock option plans. This number does not include: (a) 77,112 shares of common stock issuable upon exercise of outstanding options granted under plans assumed by FedEx in acquisitions; (b) 6,920 shares of common stock issuable under a retirement plan assumed by FedEx for former non-employee directors of Caliber System, Inc.; and (c) 28,364 shares of common stock issuable under stock credit plans assumed by FedEx in the Caliber acquisition. The weighted average exercise price of outstanding options granted under option plans assumed in acquisitions as of May 31, 2008 was $21.91.

FedEx cannot make any additional awards under these assumed plans, but additional FedEx common stock equivalent units may be issued to current participants under the assumed stock credit plans pursuant to dividend equivalent rights.

(2)
Includes 3,684,999 option shares available for future grants under FedEx's Incentive Stock Plan and other stock option plans and 494,217 shares available for future restricted stock grants under FedEx's Incentive Stock Plan.

(3)
Represents shares of FedEx common stock issuable pursuant to the officers' deferred compensation plan assumed by FedEx in the Caliber acquisition as described under "— Equity Compensation Plans Not Approved by Stockholders" above.

(4)
Represents shares available for future grants under FedEx's 2001 Restricted Stock Plan, as amended, as described under "— Equity Compensation Plans Not Approved by Stockholders" above. Only treasury shares may be issued under this plan.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

        The Audit Committee assists the Board of Directors in its oversight of FedEx's financial reporting process. The Audit Committee's responsibilities are more fully described in its charter, which is available on the FedEx Web site at http://ir.fedex.com/com_charters.cfm.

        Management has the primary responsibility for the financial statements and the financial reporting process, including internal control over financial reporting. FedEx's independent registered public accounting firm is responsible for performing an audit of FedEx's consolidated financial statements and expressing an opinion on the fair presentation of those financial statements in conformity with United States generally accepted accounting principles. The independent registered public accounting firm also is responsible for performing an audit of and expressing an opinion on the effectiveness of FedEx's internal control over financial reporting.

        In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with management the audited consolidated financial statements for the fiscal year ended May 31, 2008, including a discussion of, among other things: (i) the acceptability and quality of the accounting principles; (ii) the reasonableness of significant accounting judgments and critical accounting policies and estimates; (iii) the clarity of disclosures in the financial statements; and (iv) the adequacy and effectiveness of FedEx's financial reporting procedures, disclosure controls and procedures and internal control over financial reporting, including management's assessment and report on internal control over financial reporting. The Audit Committee also discussed with the Chief Executive Officer and Chief Financial Officer of FedEx their respective certifications with respect to FedEx's Annual Report on Form 10-K for the fiscal year ended May 31, 2008.

        The Audit Committee reviewed and discussed with the independent registered public accounting firm the audited consolidated financial statements for the fiscal year ended May 31, 2008, the firm's judgments as to the acceptability and quality of FedEx's accounting principles and such other matters as are required to be discussed with the Audit Committee under the standards of the Public Company Accounting Oversight Board (United States) (the "PCAOB"), including those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, Communications with Audit Committees (as adopted by the PCAOB in Rule 3200T). The Audit Committee also reviewed and discussed with the independent registered public accounting firm their audit of the effectiveness of FedEx's internal control over financial reporting.

        In addition, the Audit Committee has received from the independent registered public accounting firm the written disclosures regarding the firm's independence and the letter required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees (as adopted by the PCAOB in Rule 3600T), and has discussed with the independent registered public accounting firm those disclosures and other matters relating to the firm's independence.

        The Audit Committee discussed with FedEx's internal auditor and independent registered public accounting firm the overall scope and plans for their respective audits. The Audit Committee meets with the internal auditor and the independent registered public accounting firm, with and without management present, to discuss the results of their examinations, their evaluations of FedEx's internal controls and the overall quality of FedEx's financial reporting.

        In reliance on the reviews and discussions referred to above, and the receipt of unqualified opinions from Ernst & Young LLP dated July 10, 2008, with respect to the consolidated financial statements of FedEx as of and for the fiscal year ended May 31, 2008, and with respect to the effectiveness of FedEx's internal control over financial reporting, the Audit Committee recommended to the Board of Directors, and the Board approved, that the audited consolidated financial statements be included in FedEx's Annual Report on Form 10-K for the fiscal year ended May 31, 2008, for filing with the Securities and Exchange Commission.

Audit Committee Members
John A. Edwardson – Chairman
Gary W. Loveman
Joshua I. Smith
Peter S. Willmott

 AUDIT AND NON-AUDIT FEES

        The following table sets forth fees for services Ernst & Young LLP provided to FedEx during fiscal 2008 and 2007:

	2008	2007
Audit fees	$11,984,000	$12,401,000
Audit-related fees	490,000	637,000
Tax fees	172,000	598,000
All other fees	15,000	15,000

Total	$12,661,000	$13,651,000

  •
  Audit Fees.    Represents fees for professional services provided for the audit of FedEx's annual financial statements, the audit of FedEx's internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002, the review of FedEx's quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

  •
  Audit-Related Fees.    Represents fees for assurance and other services related to the audit of FedEx's financial statements. The fees for fiscal 2008 and 2007 were primarily for benefit plan audits.

  •
  Tax Fees.    Represents fees for professional services provided primarily for domestic and international tax compliance and advice. Tax compliance and preparation fees totaled $21,000 and $15,000 in fiscal 2008 and 2007, respectively.

  •
  All Other Fees.    Represents fees for products and services provided to FedEx not otherwise included in the categories above. The amounts shown for fiscal 2008 and 2007 include fees for online technical resources.

        FedEx's Audit Committee has determined that the provision of non-audit services by Ernst & Young is compatible with maintaining Ernst & Young's independence.

PROPOSAL 3 – RATIFICATION OF THE APPOINTMENT OF
THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Appointment of Independent Registered Public Accounting Firm

        Ernst & Young LLP audited FedEx's annual financial statements for the fiscal year ended May 31, 2008 and FedEx's internal control over financial reporting as of May 31, 2008. The Audit Committee has appointed Ernst & Young to be FedEx's independent registered public accounting firm for the fiscal year ending May 31, 2009. The stockholders are asked to ratify this appointment at the annual meeting. Representatives of Ernst & Young will be present at the meeting to respond to appropriate questions and to make a statement if they so desire.

Policies Regarding Independent Auditor

        The Audit Committee is directly responsible for the appointment, compensation and oversight of the independent registered public accounting firm. To help ensure the independence of the independent registered public accounting firm, the Audit Committee has adopted two policies: the Policy on Engagement of Independent Auditor; and the Policy on Hiring Certain Employees and Partners of the Independent Auditor.

        Pursuant to the Policy on Engagement of Independent Auditor, the Audit Committee preapproves all audit services and non-audit services to be provided to FedEx by its independent registered public accounting firm. The Audit Committee may delegate to one or more of its members the authority to grant the required approvals, provided that any exercise of such authority is presented at the next Audit Committee meeting.

        The Audit Committee may preapprove for up to one year in advance the provision of particular types of permissible routine and recurring audit-related, tax and other non-audit services, in each case described in reasonable detail and subject to a specific annual monetary limit also approved by the Audit Committee. The Audit Committee must be informed about each such service that is actually provided. In cases where a service is not covered by one of those approvals, the service must be specifically preapproved by the Audit Committee no earlier than one year prior to the commencement of the service.

        Each audit or non-audit service that is approved by the Audit Committee (excluding tax services performed in the ordinary course of FedEx's business) will be reflected in a written engagement letter or writing specifying the services to be performed and the cost of such services, which will be signed by either a member of the Audit Committee or by an officer of FedEx authorized by the Audit Committee to sign on behalf of FedEx.

        The Audit Committee will not approve any prohibited non-audit service or any non-audit service that individually or in the aggregate may impair, in the Audit Committee's opinion, the independence of the independent registered public accounting firm.

        In addition, FedEx's independent registered public accounting firm may not provide any services, including financial counseling and tax services, to any FedEx officer, Audit Committee member or FedEx managing director (or its equivalent) in the Finance department or to any immediate family member of any such person. The Policy on Engagement of Independent Auditor is available on FedEx's Web site at http://ir.fedex.com/documentdisplay.cfm?DocumentID=122.

        Pursuant to the Policy on Hiring Certain Employees and Partners of the Independent Auditor, FedEx will not hire a person who is concurrently a partner or other professional employee of the independent registered public accounting firm or, in certain cases, an immediate family member of such a person. Additionally, FedEx will not hire a former partner or professional employee of the independent registered public accounting firm in an accounting role or a financial reporting oversight role if he or she remains in a position to influence the independent registered public accounting firm's operations or policies, has capital balances in the independent registered public accounting firm or maintains certain other financial arrangements with the independent registered public accounting firm. FedEx will not hire a former member of the independent registered public accounting firm's audit engagement team (with certain exceptions) in a financial reporting oversight role without waiting for a required "cooling-off" period to elapse.

        FedEx's Executive Vice President and Chief Financial Officer will approve any hire who was employed during the preceding three years by the independent registered public accounting firm, and will annually report all such hires to the Audit Committee.

 Vote Required For Ratification

        The Audit Committee is responsible for selecting FedEx's independent registered public accounting firm. Accordingly, stockholder approval is not required to appoint Ernst & Young as FedEx's independent registered public accounting firm for fiscal year 2009. The Board of Directors believes, however, that submitting the appointment of Ernst & Young to the stockholders for ratification is a matter of good corporate governance. If the stockholders do not ratify the appointment, the Audit Committee will review its future selection of the independent registered public accounting firm.

        The ratification of the appointment of Ernst & Young as FedEx's independent registered public accounting firm requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.

PROPOSAL 4 – STOCKHOLDER PROPOSAL: INDEPENDENT BOARD CHAIRMAN

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

        FedEx has been notified that the International Brotherhood of Teamsters General Fund, 25 Louisiana Avenue, N.W., Washington, D.C. 20001, the beneficial owner of 176 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

"RESOLVED:    That shareholders at FedEx Corporation ("FedEx" or "Company") ask the Board of Directors to adopt a policy that the Board's chairman be an independent director who has not previously served as an executive officer of FedEx. The policy should be implemented so as not to violate any contractual obligation and should specify: (a) how to select a new independent chairman if a current chairman ceases to be independent during the time between annual meetings of shareholders; and, (b) that compliance with the policy is excused if no independent director is available and willing to serve as chairman.

SUPPORTING STATEMENT:    It is the Board's responsibility to protect shareholders' long-term interests by providing independent oversight of management, including the CEO, in directing the Company's business and affairs. We believe that having one person fulfill both roles necessarily impairs the Chair's ability to hold the CEO accountable.

Mr. Fred Smith holds the positions of Chairman and CEO at our Company. We believe this leadership structure has allowed Mr. Smith to exert a dominant influence over the Board, impeding the Board's ability to ensure that management acts strictly in the best interests of the Company.

A similar proposal filed at FedEx last year — which received 26% of the vote — highlighted concerns regarding Mr. Smith's leadership in pursuing a questionable business tactic of classifying FedEx Ground drivers as "independent contractors." In its 2007 Proxy Statement, FedEx claimed that the proposal's reference to widespread state and federal investigations concerning the independent contractor model was "irrelevant and clearly self-serving," arguing that "more than 120 agencies and courts . . . have upheld the FedEx Ground independent contractor model."

However, a recent audit by the Internal Revenue Service (IRS) for the 2002 calendar year tentatively concluded that FedEx Ground's pick-up-and-delivery owner-operators are in fact employees for federal employment tax purposes. The IRS anticipates assessing tax delinquencies and penalties of $319 million plus interest for 2002. The Agency is now proceeding with audits for calendar years 2004 through 2006.

Furthermore the Supreme Court of California affirmed a lower Court's ruling in Estrada v. FedEx Ground, confirming that a number of California single-route contractors should be reimbursed as employees for some of their operating expenses.

FedEx now faces approximately 45 other class-action lawsuits, several individual lawsuits, and about 25 state tax and other administrative proceedings, challenging its treatment of drivers as independent contractors.

FedEx has admitted that "it is reasonably possible that such potential loss [related to lawsuits] or such changes to the independent contractor status of FedEx Ground's owner- operators could be material." (FedEx Form 10-Q filed March 20, 2008).

We believe that the IRS's tentative determination — along with extensive pending lawsuits — confirm that FedEx's independent contractor model exposes the Company to staggering financial liability.

The Company's decision nonetheless aggressively to defend this model raises serious questions about Board oversight and underscores the need for an independent Board Chair at our Company.

We urge your support FOR this proposal."

Board of Directors' Statement in Opposition

        The Board of Directors and its Nominating & Governance Committee have considered this proposal and concluded that its adoption is unnecessary and not in the best interests of our stockholders.

        FedEx and its stockholders are best served by having Mr. Frederick W. Smith, FedEx's founder and Chief Executive Officer, serve as Chairman of the Board of Directors.    FedEx's Bylaws provide that the Chairman of the Board of Directors shall be the Chief Executive Officer, unless the Board decides otherwise.

This approach provides the Board with the necessary flexibility to determine whether the positions should be held by the same person or by separate persons based on the leadership needs of FedEx at any particular time. The Board has given careful consideration to separating the roles of Chairman and Chief Executive Officer and has determined that FedEx and its stockholders are best served by having Mr. Smith, FedEx's founder, serve as both Chairman of the Board of Directors and Chief Executive Officer. Mr. Smith's combined role as Chairman and Chief Executive Officer promotes unified leadership and direction for the Board and executive management and it allows for a single, clear focus for the chain of command to execute FedEx's strategic initiatives and business plans.

        Mr. Smith has served as both Chairman of the Board and Chief Executive Officer of FedEx since 1977. Mr. Smith is the pioneer of the express transportation industry and his record of innovation, achievement and leadership speaks for itself. Under Mr. Smith's leadership, FedEx has become one of the most trusted and respected brands in the world. FedEx has consistently been ranked in FORTUNE magazine's industry lists, including "World's Most Admired Companies" and "America's Most Admired Companies." In addition, during fiscal 2008, Mr. Smith was named the top CEO in our industry by Institutional Investor magazine, and one of the top 30 chief executives in the world by Barron's magazine. Under Mr. Smith's leadership, FedEx has also experienced strong long-term financial growth and stockholder return. FedEx's compound annual growth rates for revenue, earnings per share and stock price since its initial public offering in 1978 are approximately 20%, 10% and 17%, respectively. The Board of Directors believes that our stockholders have been well served by having Mr. Smith act as both Chairman and Chief Executive Officer.

        FedEx's strong and independent Board of Directors effectively oversees our management and provides vigorous oversight of FedEx's business and affairs.    The Board of Directors is composed of independent, active and effective directors. Thirteen out of our fourteen directors meet the independence requirements of the New York Stock Exchange, the Securities and Exchange Commission and the Board's standards for determining director independence. Mr. Smith is the only member of executive management who is also a director.

        Requiring that the Chairman of the Board be an independent director is not necessary to ensure that our Board provides independent and effective oversight of FedEx's business and affairs. Such oversight is maintained at FedEx through the composition of our Board, the strong leadership of our independent directors and Board committees, and our highly effective corporate governance structures and processes already in place.

        The Board of Directors and its committees vigorously oversee the effectiveness of management policies and decisions, including the execution of key strategic initiatives. Each of the Board's committees is composed entirely of independent directors. Consequently, independent directors directly oversee such critical matters as the integrity of FedEx's financial statements, the compensation of executive management, including Mr. Smith's compensation, the selection and evaluation of directors, and the development and implementation of corporate governance programs. The Compensation Committee, together with the other independent directors, conducts an annual performance review of the Chairman and Chief Executive Officer, assessing FedEx's financial and non-financial performance and the quality and effectiveness of Mr. Smith's leadership. In addition, the Nominating & Governance Committee oversees the processes by which Mr. Smith is evaluated.

        The Board believes that FedEx's Corporate Governance Guidelines, which are available on the FedEx Web site, help ensure that strong and independent directors will continue to play the central oversight role necessary to maintain FedEx's commitment to the highest quality corporate governance. Pursuant to these governance principles, non-management Board members meet at regularly scheduled executive sessions without management present in conjunction with each in-person Board meeting. The Chairman of the Nominating & Governance Committee presides over these meetings. Each Board member is free to suggest the inclusion of items on the agenda for Board meetings or raise subjects that are not on the agenda for that meeting. In addition, the Board and each Board committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate.

        Finally, the proponent has again selectively referred to certain lawsuits and other proceedings concerning FedEx Ground, as it did with a substantially similar and unsuccessful proposal last year. These references are irrelevant and clearly self-serving. Our Board of Directors has reviewed FedEx Ground's independent contractor model and closely monitors the status of these proceedings. The independent contractor model has been in place since the inception of the company as RPS in 1985, was in place at the time we acquired Caliber System, Inc. in January 1998, and throughout FedEx Ground's history has been upheld by numerous agencies and courts, including United States federal courts. The currently pending material litigation and other proceedings have been described in detail in FedEx's SEC filings, and we intend to vigorously defend ourselves in these proceedings. We will continue to monitor these issues, and to make changes to our relationships with independent contractors, as may be appropriate. FedEx Ground's use of independent contractors is well suited to the needs of the ground delivery business and its customers, which is reflected by FedEx Ground's strong growth.

        In sum, the Board believes that FedEx and its stockholders have been and continue to be well served by having Mr. Smith serve as both Chairman of the Board and Chief Executive Officer. The current leadership model, when combined with the current composition of the Board and the other elements of our governance structure, strikes an appropriate balance between strong and consistent leadership and independent oversight of FedEx's business and affairs. This proposal is clearly an attempt by the proponent to advance its own self-interest, which is inconsistent with the best interests of FedEx and its stockholders as a whole. Accordingly, we recommend that you vote against this proposal.

Vote Required for Approval

        If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

PROPOSAL 5 – STOCKHOLDER PROPOSAL: SHAREHOLDER VOTE ON EXECUTIVE PAY

FedEx is not responsible for the content of this stockholder proposal or supporting statement.

        FedEx has been notified that John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, California 90278, the beneficial owner of 100 shares of FedEx common stock, intends to present the following proposal for consideration at the annual meeting:

"5 – Shareholder Say on Executive Pay

RESOLVED, that shareholders of our company request that our board of directors adopt a policy that provides shareholders the opportunity at each annual shareholder meeting to vote on an advisory resolution, proposed by management, to ratify the compensation of the named executive officers (NEOs) in the proxy statement's Summary Compensation Table (the SCT) and the accompanying narrative disclosure of material factors provided to understand the SCT (but not the Compensation Discussion and Analysis). The proposal submitted to shareholders should make clear that the vote is non-binding and would not affect any compensation paid or awarded to any NEO.

Supporting Statement

Investors are increasingly concerned about mushrooming executive pay which too often is insufficiently aligned with the creation of shareholder value. As a result, shareholders filed more than 60 "say on pay" resolutions with companies in 2007, averaging a 42% vote. In fact, eight resolutions received majority votes.

In addition, the advisory vote was endorsed by the Council of Institutional Investors. A Chartered Financial Analyst Institute survey found that 76% of its members favored giving shareholders an advisory vote. A bill to provide for annual advisory votes on compensation passed in the House of Representatives by a 2-to-1 margin.

Aflac will present such a resolution to investors in 2008. Verizon, Blockbuster and Par Pharmaceuticals have each adopted a policy in response to a majority vote, and TIAA-CREF held its first Advisory Vote in 2007.

The merits of adopting this proposal should also be considered in the context of our company's corporate governance practices. For instance in 2008 the following governance issues were identified (and certain concerns are noted):

  •    The Corporate Library (TCL) http://www.thecorporatelibrary.com, an independent research firm, rated our company:

      "D" in Corporate Governance.
      "Very High Concern" in executive pay.
      "High Concern" for the Board.
      "High" in Overall Governance Risk Assessment.

  •    Six directors were long tenured:

      Joshua Smith
      Judith Estrin
      J.R. Hyde
      Phillip Greer (70+ years of age)
      Peter Willmott (70+ years of age)
      Frederick Smith – Chairman and CEO

  This creates the perception of a board within a board and raises concerns about board independence.

  •    Meanwhile, four directors were potentially conflicted as a result of previous FedEx employment or through related party transactions:

      J.R. Hyde
      James Barksdale
      Peter Willmott
      John Edwardson

  •    Finally, there were four active CEOs on the board — Overextension concern:

      August Busch IV – Anheuser-Busch
      John Edwardson – CDW Corporation

      Steven Loranger – ITT Corporation
      Gary Loveman – Harrah's Entertainment

  Messrs. Busch and Loranger were on the compensation committee — a practice that can result in an inflationary effect on compensation levels.

  •
  We had no shareholder right to:
    1)
    Cumulative voting.
    2)
    To act by written consent.
    3)
    To call a special meeting.

The above concerns show there is a significant opportunity for improvement at the highest level of our company and reinforces the reason to encourage our board to respond positively to this proposal:

Shareholder Say on Executive Pay –
Yes on 5"

Board of Directors' Statement in Opposition

        The Board of Directors and its Compensation and Nominating & Governance Committees have considered this proposal and concluded that it is unnecessary and not in the best interests of our stockholders.

        Our stockholders already have a direct and effective method to express their views regarding executive compensation.    An advisory vote is not necessary because our stockholders already have an efficient and effective method of communicating directly with our Board of Directors and its Compensation Committee. Stockholders may communicate with any member or committee of our Board of Directors (including the Compensation Committee or the Board generally) as described on page 11 under the heading "Corporate Governance Matters — Communications with Directors." By contacting our Board or members of the Compensation Committee directly, stockholders can specifically, clearly and accurately express any observations or concerns regarding FedEx's compensation policies and practices directly to those charged with designing and administering FedEx's executive compensation program. An advisory vote does not provide that level of communication.

        Our executive compensation structure promotes the best interests of our stockholders.    As discussed under the heading "Compensation Discussion and Analysis" beginning on page 19, FedEx has a carefully crafted executive compensation program that rewards executives for their performance and aligns their interests with those of FedEx's stockholders. This program is designed and administered by the Compensation Committee, which is composed entirely of independent directors. The Compensation Committee regularly monitors each component of FedEx's executive compensation program and, after careful and thorough deliberation, adopts changes as appropriate to reflect FedEx's business strategy and the dynamic, global marketplace in which FedEx competes for talented executives. In addition, the Compensation Committee has retained an independent executive compensation consultant, which reports directly to the Compensation Committee and assists the Compensation Committee in evaluating FedEx's executive compensation. The Board believes that FedEx's compensation structure for executive officers promotes the best interests of FedEx and its stockholders by enabling FedEx to retain and attract highly qualified and productive executive officers, while ensuring that they are compensated in such a manner as to sustain and enhance long-term stockholder value.

        An advisory vote would undermine our highly effective executive compensation program to the detriment of our stockholders.    FedEx's global recognition and reputation for excellence in management and leadership make our employees attractive targets for other companies and our executives are aggressively recruited. The Board of Directors and its Compensation Committee have a duty to our stockholders to ensure that our overall compensation program competes well against all types of companies — in our industry and in others — and continues to retain and attract highly qualified and effective executive officers. The proposed advisory vote could create the impression among our executives, as well as by executives whom we may recruit, that their compensation opportunities at FedEx could be limited, especially as compared with opportunities at other companies that have not adopted this practice. If adopted, the proposal would only apply to FedEx and no other company and could have the effect of undermining the

Board's and Compensation Committee's efforts to retain and attract highly talented executives to the detriment of our stockholders.

        An advisory vote would not effectively convey meaningful stockholder opinions regarding executive compensation.    The proposed advisory vote would not provide our Board of Directors or its Compensation Committee with any meaningful insight into specific stockholder concerns regarding executive compensation that they could address when considering FedEx's compensation policies and practices. It is simply a vote to approve the Summary Compensation Table and related narrative disclosure. Such an advisory vote would not effectively communicate any particular stockholder views about our executive compensation programs and would not provide our Board or its Compensation Committee with any clear indication of, or context necessary to interpret, the meaning of the vote. In addition, an advisory vote could easily be abused by some shareholders to promote their individual political and social agendas, which would further distort the already vague message conveyed by the advisory vote. The proposed advisory vote would therefore not provide any benefit to our stockholders, nor would it provide any useful information to our Board or its Compensation Committee.

        For the reasons set forth above we recommend that you vote against this proposal.

Vote Required for Approval

        If this proposal is properly presented at the meeting, approval requires the affirmative vote of a majority of the shares present at the meeting, in person or represented by proxy, and entitled to vote.

        YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" THIS PROPOSAL.

OTHER MATTERS

        We are not aware of any other matters to be conducted at the meeting. FedEx's Bylaws require stockholders to give advance notice of any proposal intended to be presented at the annual meeting. The deadline for this notice has passed and we did not receive any such notices. If any other matter properly comes before the stockholders for a vote at the meeting, the proxy holders will vote your shares in accordance with their best judgment.

ADDITIONAL INFORMATION

Proxy Solicitation

        FedEx will bear all costs of this proxy solicitation. In addition to soliciting proxies by this mailing, our directors, officers and regular employees may solicit proxies personally or by mail, telephone, facsimile or other electronic means, for which solicitation they will not receive any additional compensation. FedEx will reimburse brokerage firms, custodians, fiduciaries and other nominees for their out-of-pocket expenses in forwarding solicitation materials to beneficial owners upon our request. FedEx has retained Morrow & Co., LLC to assist in the solicitation of proxies for a fee of $12,500 plus reimbursement of certain disbursements and expenses.

Householding

        We have adopted a procedure approved by the Securities and Exchange Commission called "householding." Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery will receive only one copy of this proxy statement and the 2008 Annual Report to Stockholders, unless contrary instructions have been received from one or more of these stockholders. This procedure will reduce our printing costs and postage fees.

        Stockholders who participate in householding will continue to receive separate proxy cards. Also, householding will not in any way affect dividend check mailings.

        If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of our annual report and proxy statement, or if you hold stock in more than one account, and in either case you wish to receive only a single copy of our annual report and proxy statement for your household, please contact our transfer agent, Computershare Trust Company, N.A. (in writing: P.O. Box 43069, Providence, Rhode Island 02940-3069; by telephone: in the U.S. or Canada, 1-800-446-2617; outside the U.S. or Canada, 1-781-575-2723).

        If you participate in householding and wish to receive a separate copy of this proxy statement and the 2008 Annual Report, or if you do not wish to participate in householding and prefer to receive separate copies of future annual reports and proxy statements, please contact Computershare as indicated above. A separate copy of this proxy statement and the 2008 Annual Report will be delivered promptly upon request.

        Beneficial owners of shares held in street name can request information about householding from their banks, brokerage firms or other holders of record.

Stockholder Proposals for 2009 Annual Meeting

        Stockholder proposals intended to be presented at FedEx's 2009 annual meeting must be received by FedEx no later than April 20, 2009 to be eligible for inclusion in FedEx's proxy statement and form of proxy for next year's meeting. Proposals should be addressed to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120.

        For any proposal that is not submitted for inclusion in next year's proxy statement (as described in the preceding paragraph), but is instead sought to be presented directly at the 2009 annual meeting, including nominations of director candidates, FedEx's Bylaws require stockholders to give advance notice of such proposals. The required notice must be given no more than 120 days and no less than 90 days in advance of the anniversary date of the immediately preceding annual meeting. Accordingly, with respect to our 2009 annual meeting of stockholders, our Bylaws require notice to be provided to FedEx Corporation, Attention: Corporate Secretary, 942 South Shady Grove Road, Memphis, Tennessee 38120, as early as June 1, 2009 but no later than July 1, 2009. If a stockholder fails to provide timely notice of a proposal to be presented at the 2009 annual meeting, the chairman of the meeting will declare it out of order and disregard any such matter.

By order of the Board of Directors,

CHRISTINE P. RICHARDS Secretary

APPENDIX A

COMPANIES IN EXECUTIVE COMPENSATION COMPARISON SURVEY GROUP

3M Company
7-Eleven, Inc.
Abbott Laboratories
Accenture Ltd
Akzo Nobel N.V.
Albertsons, Inc.
Alcatel-Lucent
Alcoa Inc.
Alstom
Altria Group, Inc.
American Express Company
American Standard Inc.
AmerisourceBergen Corporation
Amgen Inc.
AMR Corporation
Anheuser-Busch Companies, Inc.
Apple Inc.
Aramark Corporation
Archer-Daniels-Midland Company
Arrow Electronics, Inc.
ArvinMeritor, Inc.
Ashland Inc.
Associated British Foods plc
AstraZeneca PLC
AT&T Mobility LLC
AT&T Inc.
AutoNation, Inc.
Avis Budget Group, Inc. (formerly known as Cendant)
BAE Systems PLC
BASF Corporation
Baxter International Inc.
Bayer AG
BellSouth Corporation
Berkshire Hathaway Inc.
Best Buy Co., Inc.
Boehringer Ingelheim GmbH
Boeing Company (The)
BP p.l.c.
Bristol-Myers Squibb Company
Bunge Limited
Burlington Northern Santa Fe Corporation
Cadbury-Schweppes PLC
Cardinal Health, Inc.
Cargill, Inc.
Caterpillar Inc.
Cellco Partnership (d/b/a Verizon Wireless)
Chevron Corporation
CHS Inc.
Coca-Cola Company (The)
Colgate-Palmolive Company
Comcast Corporation
ConAgra Foods, Inc.
ConocoPhillips
Constellation Energy Group, Inc.
CSX Corporation
CVS Caremark Corporation
Daimler AG
Daimler Trucks North America LLC
Deere & Company
Dell Inc.
Delphi Corporation
Delta Air Lines, Inc.
Devon Energy Corporation
Diageo plc
Dominion Resources, Inc.
Dow Chemical Company (The)
E. I. du Pont de Nemours and Company
Eastman Kodak Company
Eaton Corporation
Edison International
Electronic Data Systems Corporation
Eli Lilly and Company
EMC Corporation
Emerson Electric Co.
Encana Corporation
Energy Futures Holdings Corporation
Entergy Corporation
European Aeronautic Defence and Space Company N.V. (EADS)
First Data Corporation
Fluor Corporation
Ford Motor Company
FPL Group, Inc.
Gap, Inc. (The)
General Dynamics Corporation
General Electric Company
General Mills, Inc.
General Motors Corporation
GlaxoSmithKline plc
Goodyear Tire & Rubber Company (The)
Halliburton Company
Hawaiian Telecom Communications, Inc.
HCA Inc.
Henkel AG & Co. KGaA
Hess Corporation
Hewlett-Packard Company
Heinz (H. J.) Company
Holcim Ltd
Home Depot, Inc. (The)
Honeywell International Inc.
International Business Machines Corporation
Illinois Tool Works Inc.
Imperial Chemical Industries PLC
Ingersoll-Rand Company Limited
Ingram Micro Inc.
Intel Corporation
International Paper Company
J. C. Penney Company, Inc.
JM Family Enterprises, Inc.

A-1

Johnson & Johnson
Johnson Controls, Inc.
KB Home
Kellogg Company
Kimberly-Clark Corporation
Kohl's Corporation
Koninklijke Philips Electronics N.V.
Kraft Foods Inc.
Kroger Co. (The)
Lear Corporation
Lockheed Martin Corporation
Loews Corporation
Lucent Technologies Inc.
LVMH Moet Hennessy Louis Vuitton
Macy's, Inc.
Marriott International, Inc.
Mars, Incorporated
Masco Corporation
Matsushita Electric Industrial Co., Ltd.
McDonald's Corporation
Medco Health Solutions, Inc.
Medtronic, Inc.
Meijer, Inc.
Merck & Co., Inc.
Microsoft Corporation
Mittal Steel USA Inc.
Motorola, Inc.
Navistar International Corporation
Nestle S.A.
NIKE, Inc.
Norfolk Southern Corporation
Nortel Networks Corporation
Northrop Grumman Corporation
Northwest Airlines, Inc.
Novartis AG
Occidental Petroleum Corporation
Office Depot, Inc.
PACCAR Inc
PDVSA
PepsiCo, Inc.
Pfizer Inc.
PG&E Corporation
Philip Morris USA
PPG Industries, Inc.
Procter & Gamble Company (The)
Progress Energy, Inc.
Pulte Homes, Inc.
Qwest Communications International Inc.
Raytheon Company
Rio Tinto plc
Robert Bosch GmbH
Roche Holding AG
Safeway Inc.
Sanofi-Aventis
Sara Lee Corporation
Schering-Plough Corporation
Schlumberger Limited
Schneider Electric SA
Sears Holdings Corporation
Sempra Energy
Siemens AG
Sodexho Alliance, SA
Solectron Corporation
Solvay S.A.
Sony Corporation
Southern Company (The)
Sprint Nextel Corporation
Staples, Inc.
Sun Microsystems, Inc.
Sunoco, Inc.
SUPERVALU INC.
Swiss Re Life & Health
Target Corporation
Texas Instruments Incorporated
Textron Inc.
Thomson Reuters Corporation
Time Warner Cable Inc.
Time Warner Inc.
Tyco International Ltd.
UAL Corporation
Unilever N.V.
Union Pacific Corporation
United Parcel Service, Inc.
United Technologies Corporation
Valero Energy Corporation
Verizon Communications Inc.
Viacom Inc.
Visteon Corporation
Wal-Mart Stores, Inc.
Walgreen Co.
Walt Disney Company (The)
Waste Management, Inc.
Weyerhaeuser Company
Whirlpool Corporation
Williams Companies, Inc. (The)
Wyeth
Xerox Corporation
YUM! Brands, Inc.

A-2

APPENDIX B

FedEx Corporation

 INCENTIVE STOCK PLAN
(AS AMENDED)

1.     Purpose

        The purpose of the FedEx Corporation Incentive Stock Plan (the "Plan") is to aid the Company and its subsidiaries in securing and retaining key employees and directors of outstanding ability and to motivate them to exert their best efforts to achieve the long-term goals of the Company and its subsidiaries. The Company believes that the ownership or increased ownership of the Company's Common Stock by employees and directors will further align their interests with those of the Company's other stockholders and will promote the long-term success of the Company.

2.     Definitions

        Unless the context clearly indicates otherwise, for purposes of the Plan, the following terms shall have the respective meanings indicated below:

        "Award" means an award granted under the Plan, which may be in the form of Restricted Shares or a Stock Option.

        "Board of Directors" means the Board of Directors of the Company.

        "Code" means the Internal Revenue Code of 1986, as amended. A reference to any provision of the Code shall include reference to any successor provision of the Code.

        "Common Stock" means the common stock, par value $0.10 per share, of the Company.

        "Company" means FedEx Corporation, a Delaware corporation.

        "Exchange Act" means the Securities Exchange Act of 1934, as amended. A reference to any provision of the Exchange Act or rule promulgated under the Exchange Act shall include reference to any successor provision or rule.

        "Incentive Stock Option" means a Stock Option or portion thereof that is intended to be an "incentive stock option" within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        "Non-Management Director" means a member of the Board of Directors who is not an employee of the Company or any of its subsidiaries.

        "Non-Qualified Option" means a Stock Option or portion thereof that is not an Incentive Stock Option.

        "Participant" means any individual who receives an Award.

        "Restricted Shares" means shares of Common Stock granted under the Plan that are subject to certain restrictions as provided in Section 8.

        "Restricted Stock Award" means a grant of Restricted Shares under the Plan.

        "Stock Option" is a right granted under the Plan to purchase a specified number of shares of Common Stock at a specified price. A Stock Option may be an Incentive Stock Option or a Non-Qualified Option.

3.     Term of the Plan

        The Plan shall be effective as of the date on which it is approved by the Company's stockholders. Unless the Plan is earlier terminated in accordance with the provisions hereof, no Award shall be granted under the Plan after May 31, 2013, but outstanding Stock Options and restrictions on Restricted Shares may extend beyond such date.

4.     Administration of the Plan

        (a)    The Committee.    The Plan shall be administered by those members, not less than two, of the Compensation Committee of the Board of Directors, each of whom qualifies as both an "outside director" within the meaning of Section 162(m) of the Code and a "non-employee director" as defined in Rule 16b-3 under the Exchange Act (the "Committee").

        (b)    Authority of the Committee.

                (1)    Subject to the provisions of the Plan, the Committee shall have sole and complete authority and discretion to: (i) select Participants and make Awards; (ii) determine the types of Awards and the number of shares of Common Stock covered by Awards; (iii) establish the terms, conditions, restrictions and other provisions of Awards; and (iv) amend, modify, cancel or suspend Awards.

                (2)    The Committee shall have sole and complete authority and discretion to interpret the Plan and all agreements and other documents and instruments relating to Awards, to adopt, amend and rescind rules for the administration of the Plan and to make such other determinations and take such other actions that it deems necessary or advisable for the effective administration of the Plan.

                (3)    All decisions of the Committee relating to the Plan or any Award shall be final, conclusive and binding on all persons. Committee decisions shall be made by a majority of its members present at any meeting at which a quorum is present. Any decision reduced to writing and signed by all of the members of the Committee shall be as fully effective as if it had been made at a meeting duly held.

        (c)    Limitation of Liability.    Neither the Board of Directors nor the Committee, nor any member of either, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan or any Award.

5.     Types of Awards

        The Committee may grant Stock Options and Restricted Shares under and subject to the provisions of the Plan.

6.     Stock Subject to the Plan

        (a)    Restricted Shares.    The maximum number of shares of Common Stock available to be issued under the Plan pursuant to Restricted Stock Awards is 1,550,000 shares (subject to adjustment as provided in Section 14).

        (b)    Stock Options.    The maximum number of shares of Common Stock that may be optioned and sold under the Plan pursuant to Stock Options is 22,500,000 shares (subject to adjustment as provided in Section 14).

        (c)    Restoration of Shares.    To the extent any shares of Common Stock covered by an Award are forfeited, not issued or cease to be issuable for any reason, including, without limitation, because the Award is terminated, canceled or expires unexercised, then the shares of Common Stock subject to such Award may again be used for further Awards under the Plan.

        (d)    Source of Stock.    Shares of Common Stock issued under the Plan may consist, in whole or in part, of authorized but unissued shares or treasury shares. No fractional shares of Common Stock shall be issued under the Plan.

7.     Eligibility and Participation in the Plan

        (a)    Eligible Recipients.    Unless otherwise determined by the Committee,

                (1)    key employees, including officers, of the Company and its subsidiaries who are from time to time responsible for the management, growth and protection of the business of the Company and its subsidiaries are eligible to receive Restricted Shares and Stock Options; and

                (2)    Non-Management Directors are eligible to receive Stock Options, but not Restricted Shares.

        (b)    Grant of Awards.    The Committee shall, in its sole and complete discretion and subject to the provisions of the Plan, (1) select from time to time the employees, from among those eligible, who shall receive Awards, (2) determine the type of Award to be granted and (3) determine and establish the terms, provisions, conditions and restrictions of each Award, including the number of shares of Common Stock subject to the Award. Subject to the provisions of the Plan, Awards may be granted singly or in combination with other Awards or in combination with, in replacement of, as alternatives to or as the payment form for grants or rights under any other compensation plan, contract or agreement of the Company or any subsidiary. Non-Management Directors may be granted Stock Options as provided in Section 9(d).

        (c)    No Right to Receive Award.    No employee or Non-Management Director shall have any right to receive an Award or, having received an Award, to receive a future Award.

        (d)    Rights of Employees and Others.

                (1)    Neither the Plan nor any Award shall (i) confer upon any employee or Non-Management Director any right to remain employed by, or to continue to provide services to, the Company or any subsidiary, (ii) limit in any way the right of the Company or any subsidiary to terminate any individual's employment by or service on behalf of the Company or any subsidiary, whether or not such individual is a Participant, or (iii) require the Board of Directors to nominate any director for reelection by the Company's stockholders.

                (2)    No person shall have any rights or claims under or pursuant to the Plan except in accordance with the provisions of the Plan.

8.     Provisions Applicable to Restricted Stock Awards

        (a)    Terms, Conditions and Restrictions.    The Committee shall establish the terms, conditions, restrictions and other provisions of each Restricted Stock Award. Unless otherwise specified by the Committee, shares subject to a Restricted Stock Award shall be restricted for a period of at least one year and not more than ten years (the "Restriction Period"). Except as provided in Section 8(g) below, the Participant must remain employed by the Company or a subsidiary during the Restriction Period or otherwise forfeit all right, title and interest in and to the Restricted Shares. Notwithstanding the foregoing, if a Participant retires at or after the age of 55, but before the age of 60, the Restriction Period shall continue after the Participant's retirement in accordance with the terms of the Restricted Stock Award or until the earlier to occur of the events described in Sections 8(g)(3) and (4) below.

        (b)    Agreements; Certificates; Stock Legend.    Each Restricted Stock Award will be evidenced by a written agreement, in such form as may be specified by the Committee, issued by the Company and setting forth the terms, conditions, restrictions and other provisions of such Award. As a condition to receiving a Restricted Stock Award, each proposed recipient must execute and deliver such agreement to the Company. Restricted Shares may be represented by certificates or be uncertificated. Any certificates for Restricted Shares may, if the Committee so determines, bear a legend referring to the restrictions and the instruments to which such shares are subject.

        (c)    Rights with Respect to Shares.    A Participant who receives a Restricted Stock Award shall have all rights of ownership with respect to such underlying shares of Common Stock, including the right to vote such shares and to receive any dividends paid thereon, subject, however, to the provisions of the Plan, the agreement relating to the Restricted Stock Award and, if such shares are represented by a certificate, any legend on the certificate for such shares. Until such time as any restrictions imposed pursuant to Section 8(a) on any Restricted Shares shall terminate, the Company or its designee will hold such Restricted Shares in escrow on such Participant's behalf.

        (d)    Transferability Restriction.    Shares of Common Stock subject to a Restricted Stock Award may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner during the Restriction Period applicable thereto.

        (e)    Additional Shares Received With Respect to Restricted Shares.    Any shares of Common Stock or other securities of the Company received by a Participant as a stock dividend on, or in connection with a stock split or combination, share exchange, reorganization, recapitalization, merger, consolidation or otherwise with respect to, shares of Common Stock received as a Restricted Stock Award shall have the same status, be subject to the same restrictions and, if such shares are represented by a certificate, bear the same legend, if any, as the shares received pursuant to the Restricted Stock Award.

        (f)    Tax Reimbursement.    In the sole discretion of the Committee, any agreement relating to a Restricted Stock Award may provide for a tax reimbursement cash payment to be made by the Company in favor of any Participant in connection with the tax consequences resulting from a Restricted Stock Award, the lapse of restrictions on any Restricted Shares or the payment by a Participant of any taxes related thereto, subject to such conditions as the Committee may specify.

        (g)    Lapse of Restrictions.    Unless otherwise determined by the Committee, any restrictions imposed pursuant to Section 8(a) on Restricted Shares shall terminate with respect to such shares on the earliest to occur of the following, provided, that no restrictions shall lapse less than six months from the date of award in the event of (2) and (3) below, unless otherwise specified by the Committee:

          (1)   the expiration of the Restriction Period (including pursuant to Section 15(b)(1) below);

          (2)   the Participant's retirement at or after the age of 60;

          (3)   the Participant's permanent disability; or

          (4)   the Participant's death.

Upon the termination of such restrictions, the shares of Common Stock shall be released from escrow and delivered to the Participant or, in the event of the Participant's death, the Participant's personal representative and, if such shares are represented by a certificate, any legend on such certificates shall be removed.

9.     Provisions Applicable to Stock Options

        (a)    Limit on Awards.    No Participant shall receive Stock Options for more than 600,000 shares of Common Stock during any fiscal year of the Company.

        (b)    Agreements.    Each Stock Option will be evidenced by a written agreement, in such form as may be specified by the Committee, issued by the Company and setting forth the terms, conditions and other provisions of the Stock Option, including the number of shares of Common Stock covered by the Stock Option, the exercise price per share, the term of the Stock Option and the vesting schedule. A Participant may not exercise a Stock Option until he or she executes and delivers such agreement to the Company.

        (c)    Terms and Conditions.    All Stock Options shall be subject to the following terms and conditions and to such other terms and conditions consistent with the terms of the Plan as the Committee shall determine:

                (1)    Option Price.    The exercise price per share shall be determined by the Committee, but shall not be less than 100% of the Fair Market Value of the Common Stock on the date of grant. The "Fair Market Value" of the Common Stock on a particular date shall mean, for all purposes under the Plan, the average of the high and low sales prices of the Common Stock as reported on the New York Stock Exchange composite tape on that date. In the event that such method for determining Fair Market Value is not practicable, then the Committee shall determine the Fair Market Value of the Common Stock in such manner as it deems appropriate.

                (2)    Time of Exercise of Option.    Unless otherwise determined by the Committee, each Stock Option shall be exercisable during and over such period ending not later than ten years from the grant date. Unless otherwise determined by the Committee, no Stock Option shall be exercisable prior to the first anniversary of the grant date, except as provided in Sections 9(c)(4) and 15(b)(2) below.

                (3)    Method of Exercise and Payment.    Each Stock Option may be exercised by giving written notice to the Company specifying the number of shares to be purchased and accompanied by payment in full (including applicable taxes, if any) in cash therefor. No Participant shall have any rights to dividends or other rights of a stockholder with respect to shares subject to his or her Stock Option until he or she has given written notice of exercise, paid in full for such shares and, if requested, given the representation described in Section 10 below.

                (4)    Rights After Termination of Employment.

                        (i)    Retirement.    Unless otherwise determined by the Committee, if a Participant's employment or directorship terminates by reason of his or her retirement, the Participant's Stock Option will continue to vest in accordance with its terms and may be exercised until the expiration of the stated period of the Stock Option; provided, however, that if the Participant dies after such termination of employment or directorship, any unexercised Stock Option, to the extent to which it was exercisable at the time of the Participant's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the Stock Option under the last will for a period of twelve months from the date of the Participant's death or the expiration of the stated period of the Stock Option, whichever period is the shorter.

                        (ii)    Disability.    Unless otherwise determined by the Committee, if a Participant's employment or directorship terminates by reason of permanent disability, the Participant's Stock Option may thereafter be exercised in full (except that no Stock Option may be exercised less than six months from the grant date) for a period of twenty-four months from the date of such termination of employment or directorship or the stated period of the Stock Option, whichever period is the shorter; provided, however, that if the Participant dies within a period of twenty-four months after such termination of employment or directorship, any outstanding Stock Option may thereafter be exercised by the legal representative of the estate or by the legatee of the Stock Option under the last will for a period of twelve months from the date of the Participant's death or the expiration of the stated period of the Stock Option, whichever period is the shorter.

                        (iii)    Death.    Unless otherwise determined by the Committee, if a Participant's employment or directorship terminates by reason of the Participant's death, the Participant's Stock Option may thereafter be exercised in full by the legal representative of the estate or by the legatee of the Stock Option under the last will for a period of twelve months from the date of the Participant's death or the expiration of the stated period of the Stock Option, whichever period is the shorter.

                        (iv)    Other.    Unless otherwise determined by the Committee, if a Participant's employment or directorship terminates for any reason other than death, retirement or permanent disability, the Participant's Stock Option shall thereupon terminate.

        (d)    Grant of Stock Options to Non-Management Directors.    Non-Management Directors shall not be eligible to receive any Awards other than Stock Options as specified in this Section 9(d).

                (1)    Discretionary Awards.    The Committee may grant a Non-Qualified Option to any Non-Management Director for such number of shares of Common Stock as the Committee shall determine; provided, however, that such grants of Non-Qualified Options only may be made (i) immediately following an annual meeting of the Company's stockholders to any of the Non-Management Directors who are then incumbent after such meeting and (ii) in connection with a Non-Management Director's election or appointment to the Board of Directors if other than at an annual meeting.

                (2)    Terms and Conditions of Stock Options.    The Committee shall establish the terms and conditions of Non-Qualified Options granted to Non-Management Directors, provided, that any Non-Qualified Option granted to a Non-Management Director (i) shall have an exercise price per share not less than 100% of the Fair Market Value of the Common Stock on the date of grant and (ii) shall not be exercisable earlier than one year from the date of grant, except as provided in Sections 9(c)(4) and 15(b)(2). Unless otherwise provided in the Plan, all provisions of the Plan with respect to the terms of Non-Qualified Options granted to employees shall be applicable to Non-Qualified Options granted to Non-Management Directors.

        (e)    Designation of Certain Options as Incentive Stock Options.    Stock Options, or portions thereof, granted to employees may in the discretion of the Committee be designated as Incentive Stock Options. In addition to the other applicable terms and conditions contained in this Section 9, the aggregate Fair Market Value of the shares of Common Stock covered by an Incentive Stock Option (determined at the time the Stock Option is granted) with respect to which an Incentive Stock Option is exercisable for the first time by any individual Participant during any calendar year (under the Plan and all other similar plans of the Company and its subsidiaries) shall not exceed $100,000 (or such other amount as may be specified by Section 422(d) of the Code).

        (f)    Transferability Restriction.    Unless otherwise determined by the Committee, a Stock Option by its terms shall be personal and may not be sold, pledged, assigned, exchanged, encumbered, hypothecated, transferred or disposed of in any manner by the Participant other than by will or by the laws of descent and distribution. During a Participant's lifetime, only the Participant or a duly appointed legal representative may exercise the Stock Option, unless otherwise determined by the Committee.

        (g)    Repricing Prohibited.    Neither the Committee nor the Company shall "reprice" outstanding Stock Options for any reason. For purposes of the Plan, a "repricing" means lowering the exercise price per share of an outstanding Stock Option or any other action that has the same effect or is treated as a repricing under generally accepted accounting principles and includes, without limitation, a tandem cancellation of a Stock Option at a time when its exercise price per share exceeds the fair market value of the underlying Common Stock and exchange for another option or other equity security (unless such cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction).

        (h)    Use of Proceeds.    Proceeds received by the Company pursuant to the exercise of Stock Options shall constitute general funds of the Company.

10.  Compliance with Applicable Laws; Investment Representation

        Notwithstanding any other provision of the Plan or any agreement relating to a particular Award, the Company shall have no obligation to issue any shares of Common Stock under the Plan unless such issuance would comply with all applicable laws and the applicable requirements of any securities exchange or similar entity. Prior to the issuance of any shares of Common Stock under the Plan, the Company may require a written statement that the Participant is acquiring such shares for his or her own account for investment and not for the purpose or with the intention of distributing the shares or any part thereof. Certificates representing shares of Common Stock issued under the Plan may bear such legend or legends as the Committee deems appropriate in order to assure compliance with applicable securities laws and regulations and to reflect any restrictions on transfers.

11.  Transfer, Leave of Absence, Etc.

        For purposes of the Plan, (a) a transfer of an employee from the Company to a subsidiary, or vice versa, or from one subsidiary to another, and (b) a leave of absence, duly authorized in writing by the Company or a subsidiary, shall not be deemed a termination of employment.

12.  Tax Withholding

        All distributions under the Plan (including, without limitation, the grant of Awards and the issuance of Common Stock pursuant to an Award) are subject to withholding of all applicable taxes, and the Committee may condition the delivery of any Award or the issuance of any Common Stock pursuant to an Award on the satisfaction of applicable withholding obligations (including, without limitation, by requiring a Participant to relinquish a portion of any proceeds received by the Participant in connection with the sale of shares acquired upon exercise of a Stock Option).

13.  Prohibition on Loans

        The Company shall not loan funds to any Participant for the purpose of paying the exercise price associated with any Stock Option or for the purpose of paying any taxes associated with the issuance, exercising or vesting of any Award.

14.  Changes in Capitalization

        If the outstanding Common Stock shall at any time be changed or exchanged as a result of a stock dividend, stock split, share combination, exchange or reclassification, recapitalization, merger, consolidation or other corporate reorganization affecting the Common Stock, (a) the number and kind of shares that have been issued and that may thereafter be issued under the Plan, (b) the number and kind of shares underlying Restricted Stock Awards still subject to a Restriction Period, (c) the exercise prices and the number and kind of shares subject to outstanding Stock Options and (d) such other terms of Awards as the Committee deems appropriate, shall be approximately and equitably adjusted by the Committee in its sole and complete discretion.

15.  Change of Control

        (a)    Definition.    For purposes of the Plan, the term "Change of Control" means the occurrence of any of the following events following the effective date of the Plan:

                (1)    Any "person" (as such term is used in Sections 13(d) and 14 of the Exchange Act), other than (i) the Company, (ii) any subsidiary of the Company, (iii) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (iv) any underwriter temporarily holding securities of the Company pursuant to an offering of such securities or (v) any person in connection with a transaction described in clauses (i), (ii) and (iii) of Section 15(a)(2) below, becomes the "beneficial owner" (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing 30% or more of the total voting power of the Company's then outstanding voting securities, unless such securities (or, if applicable, securities that are being converted into voting securities) are acquired directly from the Company in a transaction approved by a majority of the Incumbent Board (as defined below).

                (2)    The consummation of a merger, consolidation or reorganization with or into the Company or in which securities of the Company are issued, or the sale or other disposition, in one transaction or a series of transactions, of all or substantially all of the assets of the Company (a "Corporate Transaction"), unless:

                        (i)    the stockholders of the Company immediately before such Corporate Transaction will own, directly or indirectly, immediately following such Corporate Transaction, at least 60% of the total voting power of the outstanding voting securities of the corporation or other entity resulting from such Corporate Transaction (including a corporation or other entity that acquires all or substantially all of the Company's assets, the "Surviving Company") or the ultimate parent company thereof in substantially the same proportion as their ownership of the voting securities of the Company immediately before such Corporate Transaction;

                        (ii)    the individuals who were members of the Board of Directors immediately prior to the execution of the agreement providing for such Corporate Transaction constitute a majority of the members of the board of directors or equivalent governing body of the Surviving Company or the ultimate parent company thereof; and

                        (iii)    no person, other than (A) the Company, (B) any subsidiary of the Company, (C) any employee benefit plan (or a trust forming a part thereof) maintained by the Company or any subsidiary of the Company, (D) the Surviving Company, (E) any subsidiary or parent company of the Surviving Company, or (F) any person who, immediately prior to such Corporate Transaction, was the beneficial owner of securities of the Company representing 30% or more of the total voting power of the Company's then outstanding voting securities, is the beneficial owner of 30% or more of the total voting power of the then outstanding voting securities of the Surviving Company or the ultimate parent company thereof.

                (3)    The stockholders of the Company approve a complete liquidation or dissolution of the Company.

                (4)    Directors who, as of the effective date of the Plan, constitute the Board of Directors (the "Incumbent Board"), cease to constitute at least a majority of the Board of Directors (or, in the event of any merger, consolidation or reorganization the principal purpose of which is to change the Company's state of incorporation, form a holding company or effect a similar reorganization as to form, the board of directors of such surviving company or its ultimate parent company); provided, however, that any individual becoming a member of the Board of Directors subsequent to the effective date of the Plan whose election, or nomination for election by the Company's stockholders, was approved by a vote of a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened proxy contest relating to the election of directors.

        Notwithstanding the foregoing, a Change of Control will not be deemed to occur solely because any person (a "Subject Person") becomes the beneficial owner of more than the permitted amount of the outstanding voting securities of the Company as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities outstanding, increases the proportional number of voting securities beneficially owned by the Subject Person, provided, that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such acquisition by the Company, the Subject Person becomes the beneficial owner of any additional voting securities that increases the percentage of the then outstanding voting securities beneficially owned by the Subject Person to 30% or more of the total voting power, then a Change of Control will have occurred.

        (b)    Effect of Change of Control.    Notwithstanding any other provision of the Plan, upon a Change of Control:

                (1)    Restricted Shares.    In the event of a Change of Control as described in Section 15(a)(2), as shall be determined by the Committee: (i) any Restricted Shares shall be canceled and the Company shall make a cash payment to those Participants in an amount equal to the highest price per share received by the holders of Common Stock in connection with such Change of Control multiplied by the number of Restricted Shares then held by such Participant, with any non-cash consideration to be valued in good faith by the Committee; or (ii) the Restriction Periods with respect to all outstanding Restricted Shares shall immediately lapse. In the event of a Change of Control as described in Section 15(a)(1), (3) or (4), the Restriction Periods with respect to all outstanding Restricted Shares shall immediately lapse.

                (2)    Stock Options.    In the event of a Change of Control, all outstanding Stock Options shall become fully vested and immediately exercisable. Notwithstanding any other provision of the Plan, any Participant whose employment or directorship terminates following a Change of Control may exercise his or her Stock Option in full for a period ending on the earlier of the date of expiration of such Stock Option or the date which is twelve months after such termination of employment or directorship.

        (c)    Deemed Change of Control.    If the Company enters into an agreement or series of agreements or the Board of Directors adopts a resolution that results in the occurrence of a Change of Control, and the employment or directorship of a Participant is terminated after the entering into of such agreement or series of agreements or the adoption of such resolution, then, upon the occurrence of the Change of Control, a Change of Control shall be deemed to have retroactively occurred on the date of entering into of the earliest of such agreements or the adoption of such resolution.

16.  Amendments

        The Board of Directors or the Committee may suspend or terminate the Plan at any time and the Committee may amend or modify the Plan and amend, modify, cancel or suspend any Award at any time and from time to time; provided, however, that without the consent of the Participant affected, no such suspension, termination, cancellation, amendment or modification may materially impair the rights of any Participant under any Award theretofore granted, except as provided in Section 17 below. Notwithstanding the foregoing, without the requisite vote of the Company's stockholders, no such amendment or modification may:

              (a)   increase the total number of shares of Common Stock issuable under the Plan pursuant to Section 6;

              (b)   expand the type of Awards available under the Plan;

              (c)   materially expand the class of persons eligible to receive Awards;

              (d)   extend the term of the Plan;

              (e)   materially change the method of determining the exercise price per share of Stock Options;

              (f)    "reprice" an outstanding Stock Option;

              (g)   increase the maximum number of shares subject to Stock Options that may be granted to a Participant; or

              (h)   delete or limit the provisions of Section 9(g) (repricing prohibition) or Section 13 (loan prohibition).

In addition, any "material revision" of the Plan (within the meaning of the rules of the New York Stock Exchange) not listed in Sections 16(a) through (h) above also shall require the requisite vote of the Company's stockholders.

17.  Cancellation of Outstanding Options

       If the Committee, after consulting with management of the Company, determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of Stock Options would have a significant adverse effect on the Company's financial statements because of the fact that Stock Options granted before the issuance of such statement are subject to new accounting rules, then the Committee in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of such Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such Stock Options.

18.  Foreign Jurisdictions

       Awards granted to Participants who are foreign nationals or who are employed by the Company or any of its subsidiaries outside of the United States may have such terms and conditions different from those specified in the Plan and such additional terms and conditions as the Committee, in its judgment, determines to be necessary, appropriate or desirable to foster and promote achievement of the material purposes of the Plan and to fairly accommodate for differences in local law, tax policy or custom or to facilitate administration of the Plan. The Committee may approve such sub-plans, appendices or supplements to, or amendments, restatements or alternative versions of, the Plan as it may consider necessary, appropriate or desirable, without thereby affecting the terms of the Plan as in effect for any other purpose. The special terms and any appendices, supplements, amendments, restatements or alternative versions, however, shall not include any provisions that are inconsistent with the terms of the Plan as then in effect, unless the Plan could have been amended to eliminate such inconsistency without further approval by the Company's stockholders.

19.  Compliance with Section 16(b)

       With respect to Participants who are subject to Section 16 of the Exchange Act ("Reporting Persons"), transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 under the Exchange Act. All transactions under the Plan involving Reporting Persons are subject to such conditions, regardless of whether the conditions are expressly set forth in the Plan. Any provision of the Plan that is contrary to a condition of Rule 16b-3 shall not apply to such Reporting Persons.

Adopted September 29, 2003
Amended September 27, 2004, September 26, 2005 and June 1, 2008

Amendment
to
FedEx Corporation
Incentive Stock Plan
and
1997, 1999 and 2002 Stock Incentive Plans

 Incentive Stock Plan

        Effective with respect to stock options granted on or after June 1, 2006, Section 9(c)(4)(i) of the FedEx Corporation Incentive Stock Plan, as amended, is hereby amended so that, as amended, it reads in its entirety as follows:

          "(i)    Retirement.    Unless otherwise determined by the Committee, if a Participant's employment or directorship terminates by reason of his or her retirement, the Participant's Stock Option will cease vesting but, solely to the extent exercisable at the time of the Participant's retirement, may thereafter be exercised until the expiration of the stated period of the Stock Option; provided, however, that if the Participant dies after such termination of employment or directorship, any unexercised Stock Option, to the extent to which it was exercisable at the time of the Participant's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the Stock Option under the last will for a period of twelve months from the date of the Participant's death or until the expiration of the stated period of the Stock Option, whichever period is the shorter."

1997 and 2002 Stock Incentive Plans

        Effective with respect to stock options granted on or after June 1, 2006, the first paragraph of paragraph 6(d) of the FedEx Corporation 1997 Stock Incentive Plan, as amended, and the FedEx Corporation 2002 Stock Incentive Plan, as amended, is hereby amended so that, as amended, it reads in its entirety as follows:

          "(d)    Rights After Termination of Employment.    Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary or a director's directorship terminates by reason of such person's retirement, the optionee's option will cease vesting but, solely to the extent exercisable at the time of retirement, may thereafter be exercised until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment or directorship, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under the last will for a period of twelve months from the date of the optionee's death or until the expiration of the stated period of the option, whichever period is the shorter."

1999 Stock Incentive Plan

        Effective with respect to stock options granted on or after June 1, 2006, the first paragraph of paragraph 6(d) of the FedEx Corporation 1999 Stock Incentive Plan, as amended, is hereby amended so that, as amended, it reads in its entirety as follows:

          "(d)    Rights After Termination of Employment.    Unless otherwise determined by the Committee, if an optionee's employment by the Corporation or a subsidiary terminates by reason of such person's retirement, the optionee's option will cease vesting but, solely to the extent exercisable at the time of retirement, may thereafter be exercised until the expiration of the stated period of the option; provided, however, that if the optionee dies after such termination of employment, any unexercised option, to the extent to which it was exercisable at the time of the optionee's death, may thereafter be exercised by the legal representative of the estate or by the legatee of the option under the last will for a period of twelve months from the date of the optionee's death or until the expiration of the stated period of the option, whichever period is the shorter."

Approved by the Compensation Committee on January 8, 2006

Annual Meeting Admission Ticket
Electronic Voting Instructions
You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!
Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.
VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
Proxies submitted by the Internet or telephone must be received by 11:59 p.m. Eastern time on September 28, 2008.
Vote by Internet
• Log on to the Internet and go to
www.investorvote.com
• Follow the steps outlined on the secured website.
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the United
States, Canada & Puerto Rico any time on a touch tone
telephone. There is NO CHARGE to you for the call.
• Follow the instructions provided by the recorded message.

Using a black ink pen, mark your votes with an X as shown in
this example. Please do not write outside the designated areas.	☒

Annual Meeting Proxy Card

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

A  The Board of Directors recommends a vote FOR each of the listed nominees and FOR Proposals 2 and 3.

1. Election of Directors
	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - James L. Barksdale	[ ]	[ ]	[ ]	02 - August A. Busch IV	[ ]	[ ]	[ ]	03 - John A. Edwardson	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
04 - Judith L. Estrin	[ ]	[ ]	[ ]	05 - J.R. Hyde, III	[ ]	[ ]	[ ]	06 - Shirley A. Jackson	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
07 - Steven R. Loranger	[ ]	[ ]	[ ]	08 - Gary W. Loveman	[ ]	[ ]	[ ]	09 - Frederick W. Smith	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
10 - Joshua I. Smith	[ ]	[ ]	[ ]	11 - Paul S. Walsh	[ ]	[ ]	[ ]	12 - Peter S. Willmott	[ ]	[ ]	[ ]

	For	Against	Abstain		For	Against	Abstain
2. Approval of Amendment to Incentive Stock Plan to Increase the Number of Option Shares and Restricted Shares Issuable Under the Plan.	[ ]	[ ]	[ ]	3. Ratification of Independent Registered Public Accounting Firm.	[ ]	[ ]	[ ]

B The Board of Directors recommends a vote AGAINST Proposals 4 and 5.

	For	Against	Abstain		For	Against	Abstain
4. Stockholder Proposal Regarding Independent Board Chairman.	[ ]	[ ]	[ ]	5. Stockholder Proposal Regarding Shareholder Vote on Executive Pay.	[ ]	[ ]	[ ]

PLEASE DATE AND SIGN IN SECTION D ON THE REVERSE SIDE.

Admission Ticket

FedEx Corporation

Annual Meeting of Stockholders

Monday, September 29, 2008

10:00 a.m. local time

The Peabody Hotel

The Grand Ballroom

149 Union Avenue

Memphis, Tennessee 38103

If you wish to attend the annual meeting in person, you will need to bring this Admission Ticket with you.

Please present this Admission Ticket and a valid government-issued photo identification (such as a driver’s license or a passport) for admission to the meeting.

Security measures will be in place at the meeting to help ensure the safety of attendees.  Metal detectors similar to those used in airports will be located at the entrance to the meeting room and briefcases, handbags and packages will be inspected.  No cameras or recording devices of any kind, or signs, placards, banners or similar materials, may be brought into the meeting.  Anyone who refuses to comply with these requirements will not be admitted.

This Admission Ticket is not transferable.

IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.

Proxy Solicited on Behalf of the Board of Directors of FedEx Corporation for the Annual Meeting of Stockholders, September 29, 2008

The undersigned hereby constitutes and appoints Christine P. Richards and Alan B. Graf, Jr., and each of them, his or her true and lawful agents and proxies, each with full power of substitution, to represent the undersigned and to vote all of the shares of FedEx Corporation common stock of the undersigned at the Annual Meeting of Stockholders of FedEx to be held in The Grand Ballroom at The Peabody Hotel, 149 Union Avenue, Memphis, Tennessee 38103, on Monday, September 29, 2008, at 10:00 a.m. local time, and at any postponements or adjournments thereof, on Proposals 1 through 5 as specified on the reverse side hereof (with discretionary authority under Proposal 1 to vote for a substitute nominee if any nominee is unable to stand for election) and on such other matters as may properly come before said meeting.  This card also constitutes voting instructions for any shares held for the undersigned in any benefit plan of FedEx Corporation or its subsidiaries.  If you wish to instruct a plan trustee or record holder on the voting of shares held in your account, your instructions must be received by September 24, 2008.  If no direction is given, the plan trustee will vote the shares held in your account in the same proportion as votes received from other plan participants.

This proxy when properly executed will be voted as specified by you.  If no direction is made, this proxy will be voted (and voting instructions given) FOR Proposals 1, 2 and 3 and AGAINST Proposals 4 and 5.  The Board of Directors recommends that you vote FOR Proposals 1, 2 and 3 and AGAINST Proposals 4 and 5. In their discretion, the proxy holders are authorized to vote on such other matters as may properly come before the meeting or any postponements or adjournments thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Ms. Richards and Mr. Graf cannot vote your shares unless you sign, date and return this card or vote on the Internet or by telephone.

If you vote by the Internet or telephone, please DO NOT mail back this proxy card.  If you wish to attend the annual meeting in person, however, you will need to bring the Admission Ticket attached to this proxy card with you.

NOTE:  If you vote on the Internet, you may elect to have next year’s proxy statement and annual report to stockholders delivered to you electronically.  We strongly encourage you to enroll in electronic delivery.  It is a cost-effective way for us to send you proxy materials and annual reports.

C Non-Voting Items

Change of Address – Please print your new address below.	Comments – Please print your comments below.	Mark this box if you would like
		your name to be disclosed with your vote and comments, if any.	[ ]

D  Authorized Signatures – This section must be completed for your vote to be counted. – Date and Sign Below.

The signer hereby revokes all proxies previously given by the signer to vote at said meeting or at any postponements or adjournments thereof.

NOTE:  Please sign exactly as name appears on this card.  Joint owners should each sign.  When signing as attorney, officer, executor, administrator, trustee or guardian, please give full title as such.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 - Please keep signature within the box.	Signature 2 - Please keep signature within the box.